 KPMG

ALLIANZ LIFE VARIABLE ACCOUNT B

of

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements

December 31, 2010

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of North America and
Contract Owners of Allianz Life Variable Account B:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life Variable Account B (the Variable Account) as of December 31, 2010, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Variable Account's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life Variable Account B as of December 31, 2010, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota
March 24, 2011

KPMG LLP is a Delaware limited liability partnership,
The U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Growth Fund	AZL Allianz AGIC Opportunity Fund

Assets:
Investments at Net Asset Value	$ 2,082	$ 3,487	$ 3,756	$ 681	$ -	$ 127,843
Total Assets	2,082	3,487	3,756	681	-	127,843

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	2,082	3,487	3,756	681	-	127,843

Contract Owners' Equity:
Contracts in Accumulation Period	2,038	3,474	3,756	681	-	127,836
Contracts in Annuity Payment Period	44	13	-	-	-	7
Total Contract Owners' Equity	$ 2,082	$ 3,487	$ 3,756	$ 681	$ -	$ 127,843

Investment Shares	40	80	295	21	-	9,766
Investments at Cost	$ 2,048	$ 4,302	$ 5,299	$ 515	$ -	$ 112,686

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Davis NY Venture Fund

Assets:
Investments at Net Asset Value	$ -	$ 204,179	$ 381,198	$ 78,391	$ 71,518	$ 407,633
Total Assets	-	204,179	381,198	78,391	71,518	407,633

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	204,179	381,198	78,391	71,518	407,633

Contract Owners' Equity:
Contracts in Accumulation Period	-	204,179	381,197	78,391	71,504	407,541
Contracts in Annuity Payment Period	-	-	1	-	14	92
Total Contract Owners' Equity	$ -	$ 204,179	$ 381,198	$ 78,391	$ 71,518	$ 407,633

Investment Shares	-	16,166	27,563	9,774	6,573	35,232
Investments at Cost	$ -	$ 186,811	$ 311,897	$ 67,981	$ 61,365	$ 334,953

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund

Assets:
Investments at Net Asset Value	$ 187,958	$ 259,905	$ 224,974	$ 145,135	$ 770,299	$ 84,545
Total Assets	187,958	259,905	224,974	145,135	770,299	84,545

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	187,958	259,905	224,974	145,135	770,299	84,545

Contract Owners' Equity:
Contracts in Accumulation Period	187,941	259,881	224,942	145,135	770,225	84,545
Contracts in Annuity Payment Period	17	24	32	-	74	-
Total Contract Owners' Equity	$ 187,958	$ 259,905	$ 224,974	$ 145,135	$ 770,299	$ 84,545

Investment Shares	19,538	31,542	13,455	13,206	70,540	7,562
Investments at Cost	$ 178,279	$ 300,392	$ 193,714	$ 138,625	$ 702,898	$ 79,486

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	AZL Fusion Growth Fund	AZL Fusion Moderate Fund	AZL Gateway Fund	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco International Equity Fund

Assets:
Investments at Net Asset Value	$ 835,941	$ 1,444,737	$ 15,393	$ 348,066	$ 43,901	$ 302,735
Total Assets	835,941	1,444,737	15,393	348,066	43,901	302,735

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	835,941	1,444,737	15,393	348,066	43,901	302,735

Contract Owners' Equity:
Contracts in Accumulation Period	835,935	1,444,737	15,393	348,066	43,901	302,720
Contracts in Annuity Payment Period	6	-	-	-	-	15
Total Contract Owners' Equity	$ 835,941	$ 1,444,737	$ 15,393	$ 348,066	$ 43,901	$ 302,735

Investment Shares	82,359	136,554	1,520	25,898	3,138	19,865
Investments at Cost	$ 839,366	$ 1,320,164	$ 15,019	$ 313,837	$ 41,564	$ 278,103

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Mid Cap Index Fund	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund	AZL Morgan Stanley International Equity Fund

Assets:
Investments at Net Asset Value	$ 148,046	$ 229,687	$ 62,735	$ 807,404	$ 84,456	$ 318,489
Total Assets	148,046	229,687	62,735	807,404	84,456	318,489

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	148,046	229,687	62,735	807,404	84,456	318,489

Contract Owners' Equity:
Contracts in Accumulation Period	148,020	229,670	62,735	806,754	84,456	318,475
Contracts in Annuity Payment Period	26	17	-	650	-	14
Total Contract Owners' Equity	$ 148,046	$ 229,687	$ 62,735	$ 807,404	$ 84,456	$ 318,489

Investment Shares	15,584	16,175	3,880	807,404	9,394	20,390
Investments at Cost	$ 137,744	$ 194,039	$ 56,980	$ 807,405	$ 74,458	$ 306,944

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	AZL Morgan Stanley Mid Cap Growth Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL Turner Quantitative Small Cap Growth Fund

Assets:
Investments at Net Asset Value	$ 387,718	$ 387,250	$ 44,813	$ 304,360	$ 164,270	$ 54,210
Total Assets	387,718	387,250	44,813	304,360	164,270	54,210

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	387,718	387,250	44,813	304,360	164,270	54,210

Contract Owners' Equity:
Contracts in Accumulation Period	387,711	387,169	44,701	304,360	164,270	54,208
Contracts in Annuity Payment Period	7	81	112	-	-	2
Total Contract Owners' Equity	$ 387,718	$ 387,250	$ 44,813	$ 304,360	$ 164,270	$ 54,210

Investment Shares	27,094	44,763	5,116	34,824	16,593	5,465
Investments at Cost	$ 316,700	$ 339,914	$ 20,984	$ 233,625	$ 140,779	$ 46,731

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	AZL Van Kampen Equity and Income Fund	AZL Van Kampen Growth and Income Fund	BlackRock Global Allocations V.I. Fund	Davis VA Financial Portfolio	Davis VA Real Estate Portfolio	Davis VA Value Portfolio

Assets:
Investments at Net Asset Value	$ 334,919	$ 184,784	$ 1,183,647	$ 70,024	$ 682	$ 67,411
Total Assets	334,919	184,784	1,183,647	70,024	682	67,411

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	334,919	184,784	1,183,647	70,024	682	67,411

Contract Owners' Equity:
Contracts in Accumulation Period	334,919	184,752	1,183,647	70,019	682	67,392
Contracts in Annuity Payment Period	-	32	-	5	-	19
Total Contract Owners' Equity	$ 334,919	$ 184,784	$ 1,183,647	$ 70,024	$ 682	$ 67,411

Investment Shares	28,027	17,270	81,687	6,366	79	5,632
Investments at Cost	$ 295,373	$ 178,026	$ 1,053,954	$ 64,070	$ 955	$ 55,416

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Rising Dividends Securities Fund

Assets:
Investments at Net Asset Value	$ 119,658	$ 224,185	$ 255,884	$ 768,184	$ 135,484	$ 269,969
Total Assets	119,658	224,185	255,884	768,184	135,484	269,969

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	119,658	224,185	255,884	768,184	135,484	269,969

Contract Owners' Equity:
Contracts in Accumulation Period	119,462	223,364	255,713	767,083	135,312	269,172
Contracts in Annuity Payment Period	196	821	171	1,101	172	797
Total Contract Owners' Equity	$ 119,658	$ 224,185	$ 255,884	$ 768,184	$ 135,484	$ 269,969

Investment Shares	9,263	19,148	39,388	51,495	9,069	14,245
Investments at Cost	$ 181,786	$ 272,882	$ 238,959	$ 740,666	$ 132,254	$ 220,946

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Franklin Zero Coupon Fund 2010	Invesco V.I. Capital Appreciation Fund

Assets:
Investments at Net Asset Value	$ 72,298	$ 134,257	$ 174,417	$ 449,326	$ -	$ 4,445
Total Assets	72,298	134,257	174,417	449,326	-	4,445

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	72,298	134,257	174,417	449,326	-	4,445

Contract Owners' Equity:
Contracts in Accumulation Period	72,136	134,045	174,417	448,806	-	4,440
Contracts in Annuity Payment Period	162	212	-	520	-	5
Total Contract Owners' Equity	$ 72,298	$ 134,257	$ 174,417	$ 449,326	$ -	$ 4,445

Investment Shares	4,438	6,151	22,622	34,118	-	191
Investments at Cost	$ 60,895	$ 110,335	$ 157,626	$ 440,475	$ -	$ 4,977

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco Van Kampen LIT Capital Growth Portfolio	Invesco Van Kampen LIT Growth & Income Portfolio	Jennison Portfolio	JPMIT International Equity Fund

Assets:
Investments at Net Asset Value	$ 2,821	$ 1,357	$ 2,001	$ 420	$ 11,051	$ 194
Total Assets	2,821	1,357	2,001	420	11,051	194

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	2,821	1,357	2,001	420	11,051	194

Contract Owners' Equity:
Contracts in Accumulation Period	2,821	1,355	1,997	395	11,051	194
Contracts in Annuity Payment Period	-	2	4	25	-	-
Total Contract Owners' Equity	$ 2,821	$ 1,357	$ 2,001	$ 420	$ 11,051	$ 194

Investment Shares	104	47	60	23	482	19
Investments at Cost	$ 2,610	$ 884	$ 1,640	$ 382	$ 10,257	$ 133

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund	Mutual Shares Securities Fund	OpCap Mid Cap Portfolio	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA

Assets:
Investments at Net Asset Value	$ 301	$ 550,868	$ 547,127	$ -	$ 89,994	$ 11,362
Total Assets	301	550,868	547,127	-	89,994	11,362

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	301	550,868	547,127	-	89,994	11,362

Contract Owners' Equity:
Contracts in Accumulation Period	301	550,718	546,799	-	89,864	11,362
Contracts in Annuity Payment Period	-	150	328	-	130	-
Total Contract Owners' Equity	$ 301	$ 550,868	$ 547,127	$ -	$ 89,994	$ 11,362

Investment Shares	19	26,432	34,229	-	2,970	5,334
Investments at Cost	$ 201	$ 474,396	$ 534,818	$ -	$ 70,729	$ 16,425

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Portfolio

Assets:
Investments at Net Asset Value	$ 63,734	$ 2,510	$ 323,243	$ 192,780	$ 170,834	$ 127,439
Total Assets	63,734	2,510	323,243	192,780	170,834	127,439

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	63,734	2,510	323,243	192,780	170,834	127,439

Contract Owners' Equity:
Contracts in Accumulation Period	63,672	2,510	323,226	192,780	170,834	127,437
Contracts in Annuity Payment Period	62	-	17	-	-	2
Total Contract Owners' Equity	$ 63,734	$ 2,510	$ 323,243	$ 192,780	$ 170,834	$ 127,439

Investment Shares	3,052	243	29,439	21,396	12,617	9,447
Investments at Cost	$ 54,475	$ 2,400	$ 314,887	$ 198,690	$ 165,125	$ 124,171

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	Seligman Global Technology Portfolio	Seligman Small-Cap Value Portfolio

Assets:
Investments at Net Asset Value	$ 152,775	$ 279,787	$ 341,921	$ 997,997	$ 1,666	$ 65,118
Total Assets	152,775	279,787	341,921	997,997	1,666	65,118

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	152,775	279,787	341,921	997,997	1,666	65,118

Contract Owners' Equity:
Contracts in Accumulation Period	152,775	279,756	341,843	997,818	1,652	65,064
Contracts in Annuity Payment Period	-	31	78	179	14	54
Total Contract Owners' Equity	$ 152,775	$ 279,787	$ 341,921	$ 997,997	$ 1,666	$ 65,118

Investment Shares	12,020	36,102	26,021	90,072	81	7,970
Investments at Cost	$ 145,890	$ 263,178	$ 329,089	$ 976,521	$ 1,345	$ 72,859

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	SP International Growth Portfolio	SP Strategic Partners Focused Growth Portfolio	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund

Assets:
Investments at Net Asset Value	$ 9,124	$ -	$ -	$ 209,040	$ 376,262
Total Assets	9,124	-	-	209,040	376,262

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-
Total Liabilities	-	-	-	-	-
Net Assets:	9,124	-	-	209,040	376,262

Contract Owners' Equity:
Contracts in Accumulation Period	9,124	-	-	208,756	376,094
Contracts in Annuity Payment Period	-	-	-	284	168
Total Contract Owners' Equity	$ 9,124	$ -	$ -	$ 209,040	$ 376,262

Investment Shares	1,789	-	-	14,477	19,265
Investments at Cost	$ 10,987	$ -	$ -	$ 203,934	$ 338,066

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Assets and Liabilities
December 31, 2010
(In thousands)

	Templeton Growth Securities Fund	Total All Funds

Assets:
Investments at Net Asset Value	$ 377,045	$ 18,296,140
Total Assets	377,045	18,296,140

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-
Total Liabilities	-	-
Net Assets:	377,045	18,296,140

Contract Owners' Equity:
Contracts in Accumulation Period	376,501	18,288,607
Contracts in Annuity Payment Period	544	7,533
Total Contract Owners' Equity	$ 377,045	$ 18,296,140

Investment Shares	34,090	2,274,358
Investments at Cost	$ 406,355	$ 17,095,649

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Growth Fund	AZL Allianz AGIC Opportunity Fund
					(C)
Investment Income:
Dividends Reinvested in Fund Shares	$ 8	$ 25	$ -	$ -	$ 1	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	31	52	60	11	45	2,805
Investment Income (Loss), Net	(23)	(27)	(60)	(11)	(44)	(2,805)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	22	-
Realized Gains (Losses) on Sales of Investments, Net	(43)	(225)	(351)	7	75	1,131
Realized Gains (Losses) on Investments, Net	(43)	(225)	(351)	7	97	1,131
Net Change in Unrealized Appreciation
(Depreciation) on Investments	295	626	977	135	(127)	19,144
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	252	401	626	142	(30)	20,275
Net Increase (Decrease) in Net Assets From Operations	$ 229	$ 374	$ 566	$ 131	$ (74)	$ 17,470

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Davis NY Venture Fund
	(C)
Investment Income:
Dividends Reinvested in Fund Shares	$ 161	$ -	$ 158	$ 398	$ 188	$ 9,250

Expenses:
Mortality and Expense Risk and Administrative Charges	106	3,356	7,041	1,343	1,228	8,207
Investment Income (Loss), Net	55	(3,356)	(6,883)	(945)	(1,040)	1,043
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	257	-	3,220	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	443	897	7,111	(201)	2	8,691
Realized Gains (Losses) on Investments, Net	700	897	10,331	(201)	2	8,691
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4)	15,550	48,065	11,704	12,607	25,787
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	696	16,447	58,396	11,503	12,609	34,478
Net Increase (Decrease) in Net Assets From Operations	$ 751	$ 13,091	$ 51,513	$ 10,558	$ 11,569	$ 35,521

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	AZL Dreyfus Equity Growth Fund	AZL Eaton Vance Large Cap Value Fund	AZL Franklin Small Cap Value Fund	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 647	$ 2,740	$ 1,588	$ 2,260	$ 18,032	$ 1

Expenses:
Mortality and Expense Risk and Administrative Charges	3,286	5,350	4,250	1,253	13,371	901
Investment Income (Loss), Net	(2,639)	(2,610)	(2,662)	1,007	4,661	(900)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	631	-	31
Realized Gains (Losses) on Sales of Investments, Net	(5,175)	(12,186)	(69)	1,657	5,773	735
Realized Gains (Losses) on Investments, Net	(5,175)	(12,186)	(69)	2,288	5,773	766
Net Change in Unrealized Appreciation
(Depreciation) on Investments	37,241	32,418	44,181	5,568	46,146	5,072
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	32,066	20,232	44,112	7,856	51,919	5,838
Net Increase (Decrease) in Net Assets From Operations	$ 29,427	$ 17,622	$ 41,450	$ 8,863	$ 56,580	$ 4,938

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	AZL Fusion Growth Fund	AZL Fusion Moderate Fund	AZL Gateway Fund	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco International Equity Fund
			(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 13,667	$ 20,867	$ 102	$ 1	$ 201	$ 1,352

Expenses:
Mortality and Expense Risk and Administrative Charges	17,772	23,985	86	4,636	799	6,448
Investment Income (Loss), Net	(4,105)	(3,118)	16	(4,635)	(598)	(5,096)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	487	-
Realized Gains (Losses) on Sales of Investments, Net	(16,020)	1,526	(218)	1,649	(557)	(3,757)
Realized Gains (Losses) on Investments, Net	(16,020)	1,526	(218)	1,649	(70)	(3,757)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	97,757	114,599	374	31,210	2,468	34,341
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	81,737	116,125	156	32,859	2,398	30,584
Net Increase (Decrease) in Net Assets From Operations	$ 77,632	$ 113,007	$ 172	$ 28,224	$ 1,800	$ 25,488

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL Mid Cap Index Fund	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund	AZL Morgan Stanley International Equity Fund
			(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 782	$ 306	$ 140	$ 64	$ 1,329	$ 1,409

Expenses:
Mortality and Expense Risk and Administrative Charges	3,021	4,987	756	17,102	1,607	6,944
Investment Income (Loss), Net	(2,239)	(4,681)	(616)	(17,038)	(278)	(5,535)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	314	-	-	1,792
Realized Gains (Losses) on Sales of Investments, Net	(928)	7,580	(1,474)	(1)	79	(3,847)
Realized Gains (Losses) on Investments, Net	(928)	7,580	(1,160)	(1)	79	(2,055)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	16,744	14,969	5,755	-	12,203	16,584
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	15,816	22,549	4,595	(1)	12,282	14,529
Net Increase (Decrease) in Net Assets From Operations	$ 13,577	$ 17,868	$ 3,979	$ (17,039)	$ 12,004	$ 8,994

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	AZL Morgan Stanley Mid Cap Growth Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	AZL Turner Quantitative Small Cap Growth Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 5,156	$ 332	$ 1,458	$ 833	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	7,052	7,648	618	5,755	2,982	730
Investment Income (Loss), Net	(7,052)	(2,492)	(286)	(4,297)	(2,149)	(730)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	805	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	4,926	5,403	3,470	16,506	1,223	(143)
Realized Gains (Losses) on Investments, Net	4,926	6,208	3,470	16,506	1,223	(143)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	87,564	38,205	1,280	10,989	30,090	9,613
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	92,490	44,413	4,750	27,495	31,313	9,470
Net Increase (Decrease) in Net Assets From Operations	$ 85,438	$ 41,921	$ 4,464	$ 23,198	$ 29,164	$ 8,740

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	AZL Van Kampen Equity and Income Fund	AZL Van Kampen Growth and Income Fund	BlackRock Global Allocations V.I. Fund	Davis VA Financial Portfolio	Davis VA Real Estate Portfolio	Davis VA Value Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 3,589	$ 1,527	$ 12,433	$ 553	$ 13	$ 847

Expenses:
Mortality and Expense Risk and Administrative Charges	5,875	3,692	17,473	1,488	11	1,312
Investment Income (Loss), Net	(2,286)	(2,165)	(5,040)	(935)	2	(465)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	6,753	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	4,010	(2,350)	10,945	92	(35)	1,433
Realized Gains (Losses) on Investments, Net	4,010	(2,350)	17,698	92	(35)	1,433
Net Change in Unrealized Appreciation
(Depreciation) on Investments	24,997	20,670	64,787	6,242	141	5,514
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	29,007	18,320	82,485	6,334	106	6,947
Net Increase (Decrease) in Net Assets From Operations	$ 26,721	$ 16,155	$ 77,445	$ 5,399	$ 108	$ 6,482

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Rising Dividends Securities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 3,320	$ 8,045	$ 13,805	$ 49,323	$ 1,217	$ 4,349

Expenses:
Mortality and Expense Risk and Administrative Charges	2,216	3,537	4,296	14,112	2,518	4,760
Investment Income (Loss), Net	1,104	4,508	9,509	35,211	(1,301)	(411)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(15,050)	(12,892)	5,224	(3,947)	(1,313)	3,987
Realized Gains (Losses) on Investments, Net	(15,050)	(12,892)	5,224	(3,947)	(1,313)	3,987
Net Change in Unrealized Appreciation
(Depreciation) on Investments	33,545	38,170	8,490	43,405	14,520	40,675
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	18,495	25,278	13,714	39,458	13,207	44,662
Net Increase (Decrease) in Net Assets From Operations	$ 19,599	$ 29,786	$ 23,223	$ 74,669	$ 11,906	$ 44,251

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Franklin Zero Coupon Fund 2010	Invesco V.I. Capital Appreciation Fund
					(D)
Investment Income:
Dividends Reinvested in Fund Shares	$ 522	$ -	$ 3,577	$ 15,673	$ 6,999	$ 32

Expenses:
Mortality and Expense Risk and Administrative Charges	1,376	2,217	3,698	8,877	1,552	71
Investment Income (Loss), Net	(854)	(2,217)	(121)	6,796	5,447	(39)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	13	-	2,253	-
Realized Gains (Losses) on Sales of Investments, Net	320	691	1,085	3,974	(10,141)	(238)
Realized Gains (Losses) on Investments, Net	320	691	1,098	3,974	(7,888)	(238)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	16,175	29,757	11,346	4,634	1,104	815
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	16,495	30,448	12,444	8,608	(6,784)	577
Net Increase (Decrease) in Net Assets From Operations	$ 15,641	$ 28,231	$ 12,323	$ 15,404	$ (1,337)	$ 538

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	Invesco V.I. Core Equity Fund	Invesco V.I. International Growth Fund	Invesco Van Kampen LIT Capital Growth Portfolio	Invesco Van Kampen LIT Growth & Income Portfolio	Jennison Portfolio	JPMIT International Equity Fund
					(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 28	$ 30	$ -	$ -	$ 2	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	50	23	33	7	152	3
Investment Income (Loss), Net	(22)	7	(33)	(7)	(150)	(3)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	10	52	16	1	(162)	11
Realized Gains (Losses) on Investments, Net	10	52	16	1	(162)	11
Net Change in Unrealized Appreciation
(Depreciation) on Investments	222	73	323	49	794	1
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	232	125	339	50	632	12
Net Increase (Decrease) in Net Assets From Operations	$ 210	$ 132	$ 306	$ 43	$ 482	$ 9

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	JPMorgan Insurance Trust U.S. Equity Portfolio	Mutual Global Discovery Securities Fund	Mutual Shares Securities Fund	OpCap Mid Cap Portfolio	Oppenheimer Global Securities Fund/VA	Oppenheimer High Income Fund/VA
				(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 3	$ 6,665	$ 8,498	$ 492	$ 1,296	$ 377

Expenses:
Mortality and Expense Risk and Administrative Charges	5	10,563	10,648	398	1,762	184
Investment Income (Loss), Net	(2)	(3,898)	(2,150)	94	(466)	193
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	25	7,808	(7,684)	8,397	2,019	(928)
Realized Gains (Losses) on Investments, Net	25	7,808	(7,684)	8,397	2,019	(928)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	10	43,720	55,440	(2,896)	9,500	1,776
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	35	51,528	47,756	5,501	11,519	848
Net Increase (Decrease) in Net Assets From Operations	$ 33	$ 47,630	$ 45,606	$ 5,595	$ 11,053	$ 1,041

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT Commodity RealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Portfolio
		(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ 695	$ -	$ 19,335	$ 23,243	$ 5,811	$ 3,071

Expenses:
Mortality and Expense Risk and Administrative Charges	1,229	16	5,004	3,279	2,435	2,352
Investment Income (Loss), Net	(534)	(16)	14,331	19,964	3,376	719
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	3,019	-	2,987
Realized Gains (Losses) on Sales of Investments, Net	497	10	1,809	(11,563)	2,954	1,059
Realized Gains (Losses) on Investments, Net	497	10	1,809	(8,544)	2,954	4,046
Net Change in Unrealized Appreciation
(Depreciation) on Investments	7,925	110	8,248	19,753	2,736	4,990
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	8,422	120	10,057	11,209	5,690	9,036
Net Increase (Decrease) in Net Assets From Operations	$ 7,888	$ 104	$ 24,388	$ 31,173	$ 9,066	$ 9,755

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	Seligman Global Technology Portfolio	Seligman Small-Cap Value Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$ 3,432	$ 16,502	$ 4,592	$ 22,504	$ -	$ -

Expenses:
Mortality and Expense Risk and Administrative Charges	1,295	4,681	6,700	18,993	28	1,217
Investment Income (Loss), Net	2,137	11,821	(2,108)	3,511	(28)	(1,217)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	345	-	2,967	30,473	-	-
Realized Gains (Losses) on Sales of Investments, Net	183	8,947	4,649	14,413	19	(3,816)
Realized Gains (Losses) on Investments, Net	528	8,947	7,616	44,886	19	(3,816)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	6,944	4,438	11,421	1,551	210	19,365
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	7,472	13,385	19,037	46,437	229	15,549
Net Increase (Decrease) in Net Assets From Operations	$ 9,609	$ 25,206	$ 16,929	$ 49,948	$ 201	$ 14,332

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	SP International Growth Portfolio	SP Strategic Partners Focused Growth Portfolio	Templeton Global Asset Allocation Fund	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund
		(B)	(B)
Investment Income:
Dividends Reinvested in Fund Shares	$ 112	$ -	$ 354	$ 4,088	$ 3,995

Expenses:
Mortality and Expense Risk and Administrative Charges	200	87	45	3,488	5,725
Investment Income (Loss), Net	(88)	(87)	309	600	(1,730)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	525	-	711
Realized Gains (Losses) on Sales of Investments, Net	(1,026)	(113)	(6,225)	(2,596)	5,860
Realized Gains (Losses) on Investments, Net	(1,026)	(113)	(5,700)	(2,596)	6,571
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,995	53	5,752	14,351	26,813
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	969	(60)	52	11,755	33,384
Net Increase (Decrease) in Net Assets From Operations	$ 881	$ (147)	$ 361	$ 12,355	$ 31,654

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Operations
For the year ended December 31, 2010
(In thousands)

	Templeton Growth Securities Fund	Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$ 5,238	$ 339,643

Expenses:
Mortality and Expense Risk and Administrative Charges	7,108	332,415
Investment Income (Loss), Net	(1,870)	7,228
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	57,605
Realized Gains (Losses) on Sales of Investments, Net	(16,002)	18,108
Realized Gains (Losses) on Investments, Net	(16,002)	75,713
Net Change in Unrealized Appreciation
(Depreciation) on Investments	35,741	1,476,525
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	19,739	1,552,238
Net Increase (Decrease) in Net Assets From Operations	$ 17,869	$ 1,559,466

(A) Period from April 30, 2010 (fund commencement) to December 31, 2010
(B) Period from January 1, 2010 through April 30, 2010 (fund termination)
(C) Period from January 1, 2010 through October 15, 2010 (fund termination)
(D) Period from January 1, 2010 through December 17, 2010 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (23)	$ (28)	$ (27)	$ (26)	$ (60)	$ (54)
Realized Gains (Losses) on Investments, Net	(43)	(143)	(225)	(287)	(351)	(760)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	295	935	626	1,482	977	2,075
Net Increase (Decrease) in Net Assets
From Operations	229	764	374	1,169	566	1,261

Contract Transactions-All Products
Purchase Payments	-	8	-	4	-	1
Transfers Between Funds	(128)	(169)	(176)	(157)	(96)	(137)
Surrenders and Terminations	(244)	(124)	(371)	(149)	(372)	(402)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(2)	(2)	(2)	(2)	(3)	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(374)	(287)	(549)	(304)	(471)	(541)
Increase (Decrease) in Net Assets	(145)	477	(175)	865	95	720
Net Assets at Beginning of Period	2,227	1,750	3,662	2,797	3,661	2,941
Net Assets at End of Period	$ 2,082	$ 2,227	$ 3,487	$ 3,662	$ 3,756	$ 3,661

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Growth Fund		AZL Allianz AGIC Opportunity Fund
	2010	2009	2010 (C)	2009 (F)	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (11)	$ (9)	$ (44)	$ (1)	$ (2,805)	$ (2,123)
Realized Gains (Losses) on Investments, Net	7	(10)	97	4	1,131	(11,177)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	135	212	(127)	127	19,144	53,690
Net Increase (Decrease) in Net Assets
From Operations	131	193	(74)	130	17,470	40,390

Contract Transactions-All Products
Purchase Payments	-	-	786	2,822	3,773	5,009
Transfers Between Funds	-	(33)	(1,255)	442	(11,723)	21,603
Surrenders and Terminations	(59)	(30)	(2,862)	2	(9,277)	(5,727)
Rescissions	-	-	(4)	-	(133)	(187)
Bonus (Recapture)	-	-	10	3	32	35
Contract Maintenance Charge	-	-	-	-	(45)	(45)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(59)	(63)	(3,325)	3,269	(17,373)	20,688
Increase (Decrease) in Net Assets	72	130	(3,399)	3,399	97	61,078
Net Assets at Beginning of Period	609	479	3,399	-	127,746	66,668
Net Assets at End of Period	$ 681	$ 609	$ -	$ 3,399	$ 127,843	$ 127,746

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Allianz Global Investors Select Fund		AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund
	2010 (C)	2009 (F)	2010	2009 (F)	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 55	$ 13	$ (3,356)	$ (533)	$ (6,883)	$ (2,436)
Realized Gains (Losses) on Investments, Net	700	3	897	6	10,331	(1,532)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4)	4	15,550	1,818	48,065	35,219
Net Increase (Decrease) in Net Assets
From Operations	751	20	13,091	1,291	51,513	31,251

Contract Transactions-All Products
Purchase Payments	8,534	1,975	46,036	5,486	25,795	19,429
Transfers Between Funds	(11,765)	803	20,665	124,058	(801)	239,918
Surrenders and Terminations	(164)	-	(5,123)	(1,009)	(21,424)	(6,325)
Rescissions	(259)	(9)	(652)	(15)	(398)	(742)
Bonus (Recapture)	73	41	384	15	193	122
Contract Maintenance Charge	-	-	(42)	(6)	(107)	(40)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(3,581)	2,810	61,268	128,529	3,258	252,362
Increase (Decrease) in Net Assets	(2,830)	2,830	74,359	129,820	54,771	283,613
Net Assets at Beginning of Period	2,830	-	129,820	-	326,427	42,814
Net Assets at End of Period	$ -	$ 2,830	$ 204,179	$ 129,820	$ 381,198	$ 326,427

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL BlackRock Growth Fund		AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund
	2010	2009 (I)	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ (1,929)	$ (945)	$ (459)	$ (1,040)	$ (759)
Realized Gains (Losses) on Investments, Net	-	(34,413)	(201)	(7,040)	2	(6,705)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	66,054	11,704	17,478	12,607	15,653
Net Increase (Decrease) in Net Assets
From Operations	-	29,712	10,558	9,979	11,569	8,189

Contract Transactions-All Products
Purchase Payments	-	5,665	7,561	7,481	4,497	6,240
Transfers Between Funds	-	(160,898)	5,682	17,353	10,387	1,200
Surrenders and Terminations	-	(6,601)	(3,144)	(1,622)	(3,031)	(2,052)
Rescissions	-	(360)	(202)	(352)	(111)	(285)
Bonus (Recapture)	-	37	57	34	29	39
Contract Maintenance Charge	-	(53)	(15)	(10)	(23)	(16)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(162,210)	9,939	22,884	11,748	5,126
Increase (Decrease) in Net Assets	-	(132,498)	20,497	32,863	23,317	13,315
Net Assets at Beginning of Period	-	132,498	57,894	25,031	48,201	34,886
Net Assets at End of Period	$ -	$ -	$ 78,391	$ 57,894	$ 71,518	$ 48,201

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Columbia Technology Fund		AZL Davis NY Venture Fund		AZL Dreyfus Equity Growth Fund
	2010	2009 (I)	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ (939)	$ 1,043	$ (4,548)	$ (2,639)	$ (2,051)
Realized Gains (Losses) on Investments, Net	-	(10,712)	8,691	(10,713)	(5,175)	(16,131)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	30,167	25,787	109,515	37,241	55,482
Net Increase (Decrease) in Net Assets
From Operations	-	18,516	35,521	94,254	29,427	37,300

Contract Transactions-All Products
Purchase Payments	-	4,395	17,764	29,339	4,985	7,404
Transfers Between Funds	-	(58,690)	(18,019)	(21,949)	14,511	(5,583)
Surrenders and Terminations	-	(2,329)	(28,908)	(25,390)	(11,641)	(9,813)
Rescissions	-	(196)	(530)	(1,317)	(136)	(304)
Bonus (Recapture)	-	36	124	116	37	45
Contract Maintenance Charge	-	(19)	(164)	(179)	(58)	(64)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(56,803)	(29,733)	(19,380)	7,698	(8,315)
Increase (Decrease) in Net Assets	-	(38,287)	5,788	74,874	37,125	28,985
Net Assets at Beginning of Period	-	38,287	401,845	326,971	150,833	121,848
Net Assets at End of Period	$ -	$ -	$ 407,633	$ 401,845	$ 187,958	$ 150,833
See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Eaton Vance Large Cap Value Fund		AZL First Trust Target Double Play Fund		AZL Franklin Small Cap Value Fund
	2010	2009	2010	2009 (I)	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2,610)	$ 2,449	$ -	$ 1,619	$ (2,662)	$ (583)
Realized Gains (Losses) on Investments, Net	(12,186)	(29,654)	-	(39,972)	(69)	(17,915)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	32,418	79,388	-	42,756	44,181	58,180
Net Increase (Decrease) in Net Assets
From Operations	17,622	52,183	-	4,403	41,450	39,682

Contract Transactions-All Products
Purchase Payments	6,788	9,348	-	13,148	9,993	13,359
Transfers Between Funds	(11,474)	(12,611)	-	(71,012)	6,265	(6,081)
Surrenders and Terminations	(19,121)	(18,490)	-	(1,589)	(12,768)	(8,635)
Rescissions	(151)	(402)	-	(630)	(310)	(538)
Bonus (Recapture)	88	57	-	140	111	88
Contract Maintenance Charge	(107)	(128)	-	(20)	(68)	(70)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(23,977)	(22,226)	-	(59,963)	3,223	(1,877)
Increase (Decrease) in Net Assets	(6,355)	29,957	-	(55,560)	44,673	37,805
Net Assets at Beginning of Period	266,260	236,303	-	55,560	180,301	142,496
Net Assets at End of Period	$ 259,905	$ 266,260	$ -	$ -	$ 224,974	$ 180,301

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund		AZL Fusion Conservative Fund
	2010	2009 (F)	2010	2009	2010	2009 (F)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1,007	$ 227	$ 4,661	$ (300)	$ (900)	$ 46
Realized Gains (Losses) on Investments, Net	2,288	95	5,773	1,200	766	28
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,568	942	46,146	98,832	5,072	(13)
Net Increase (Decrease) in Net Assets
From Operations	8,863	1,264	56,580	99,732	4,938	61

Contract Transactions-All Products
Purchase Payments	99,672	49,303	161,894	149,558	41,847	2,429
Transfers Between Funds	29,508	3,662	28,614	49,595	34,201	3,354
Surrenders and Terminations	(46,475)	(5)	(33,393)	(23,148)	(1,630)	(4)
Rescissions	(1,450)	(29)	(3,197)	(5,412)	(996)	-
Bonus (Recapture)	787	39	1,902	1,377	346	4
Contract Maintenance Charge	(4)	-	(164)	(116)	(5)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	82,038	52,970	155,656	171,854	73,763	5,783
Increase (Decrease) in Net Assets	90,901	54,234	212,236	271,586	78,701	5,844
Net Assets at Beginning of Period	54,234	-	558,063	286,477	5,844	-
Net Assets at End of Period	$ 145,135	$ 54,234	$ 770,299	$ 558,063	$ 84,545	$ 5,844

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Fusion Growth Fund		AZL Fusion Moderate Fund		AZL Gateway Fund
	2010	2009	2010	2009	2010 (A)	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (4,105)	$ 264	$ (3,118)	$ (1,037)	$ 16	$ -
Realized Gains (Losses) on Investments, Net	(16,020)	(41,188)	1,526	(8,593)	(218)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	97,757	223,241	114,599	183,098	374	-
Net Increase (Decrease) in Net Assets
From Operations	77,632	182,317	113,007	173,468	172	-

Contract Transactions-All Products
Purchase Payments	22,331	64,324	440,426	319,528	18,854	-
Transfers Between Funds	(22,928)	(24,243)	46,166	17,223	6,200	-
Surrenders and Terminations	(37,354)	(32,178)	(45,087)	(28,329)	(9,854)	-
Rescissions	(696)	(3,620)	(7,652)	(8,559)	(53)	-
Bonus (Recapture)	226	655	3,203	2,354	74	-
Contract Maintenance Charge	(296)	(323)	(315)	(227)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(38,717)	4,615	436,741	301,990	15,221	-
Increase (Decrease) in Net Assets	38,915	186,932	549,748	475,458	15,393	-
Net Assets at Beginning of Period	797,026	610,094	894,989	419,531	-	-
Net Assets at End of Period	$ 835,941	$ 797,026	$ 1,444,737	$ 894,989	$ 15,393	$ -

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Growth Index Strategy Fund		AZL International Index Fund		AZL Invesco International Equity Fund
	2010	2009 (F)	2010	2009 (F)	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (4,635)	$ (675)	$ (598)	$ (156)	$ (5,096)	$ (916)
Realized Gains (Losses) on Investments, Net	1,649	101	(70)	(1)	(3,757)	(20,858)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	31,210	3,019	2,468	(131)	34,341	64,996
Net Increase (Decrease) in Net Assets
From Operations	28,224	2,445	1,800	(288)	25,488	43,222

Contract Transactions-All Products
Purchase Payments	141,766	6,611	4,131	453	11,445	12,475
Transfers Between Funds	23,024	156,331	5,281	35,196	(31,375)	136,810
Surrenders and Terminations	(7,701)	(1,127)	(2,297)	(340)	(18,671)	(9,343)
Rescissions	(2,101)	(381)	(43)	(10)	(470)	(760)
Bonus (Recapture)	989	50	24	6	92	105
Contract Maintenance Charge	(52)	(12)	(10)	(2)	(98)	(68)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	155,925	161,472	7,086	35,303	(39,077)	139,219
Increase (Decrease) in Net Assets	184,149	163,917	8,886	35,015	(13,589)	182,441
Net Assets at Beginning of Period	163,917	-	35,015	-	316,324	133,883
Net Assets at End of Period	$ 348,066	$ 163,917	$ 43,901	$ 35,015	$ 302,735	$ 316,324

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL JPMorgan Large Cap Equity Fund		AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund
	2010	2009 (I)	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 1,889	$ (2,239)	$ (1,428)	$ (4,681)	$ (4,456)
Realized Gains (Losses) on Investments, Net	-	(48,168)	(928)	(10,445)	7,580	(12,703)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	59,301	16,744	31,486	14,969	101,657
Net Increase (Decrease) in Net Assets
From Operations	-	13,022	13,577	19,613	17,868	84,498

Contract Transactions-All Products
Purchase Payments	-	2,746	5,450	4,628	7,382	21,470
Transfers Between Funds	-	(69,769)	(4,742)	62,769	(44,898)	11,897
Surrenders and Terminations	-	(3,203)	(8,480)	(4,444)	(16,332)	(13,376)
Rescissions	-	(201)	(153)	(205)	(232)	(1,043)
Bonus (Recapture)	-	15	62	37	60	131
Contract Maintenance Charge	-	(28)	(57)	(39)	(79)	(86)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(70,440)	(7,920)	62,746	(54,099)	18,993
Increase (Decrease) in Net Assets	-	(57,418)	5,657	82,359	(36,231)	103,491
Net Assets at Beginning of Period	-	57,418	142,389	60,030	265,918	162,427
Net Assets at End of Period	$ -	$ -	$ 148,046	$ 142,389	$ 229,687	$ 265,918

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Mid Cap Index Fund		AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund
	2010 (A)	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (616)	$ -	$ (17,038)	$ (18,536)	$ (278)	$ (399)
Realized Gains (Losses) on Investments, Net	(1,160)	-	(1)	(1)	79	(14,896)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,755	-	-	1	12,203	34,365
Net Increase (Decrease) in Net Assets
From Operations	3,979	-	(17,039)	(18,536)	12,004	19,070

Contract Transactions-All Products
Purchase Payments	4,477	-	431,984	499,931	4,829	6,483
Transfers Between Funds	56,767	-	(335,328)	(441,298)	4,583	(302)
Surrenders and Terminations	(2,007)	-	(122,922)	(138,761)	(4,470)	(2,511)
Rescissions	(488)	-	(6,614)	(19,060)	(180)	(303)
Bonus (Recapture)	16	-	2,891	3,843	42	81
Contract Maintenance Charge	(9)	-	(274)	(273)	(23)	(21)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	58,756	-	(30,263)	(95,618)	4,781	3,427
Increase (Decrease) in Net Assets	62,735	-	(47,302)	(114,154)	16,785	22,497
Net Assets at Beginning of Period	-	-	854,706	968,860	67,671	45,174
Net Assets at End of Period	$ 62,735	$ -	$ 807,404	$ 854,706	$ 84,456	$ 67,671

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Morgan Stanley International Equity Fund		AZL Morgan Stanley Mid Cap Growth Fund		AZL NACM International Fund
	2010	2009	2010	2009	2010	2009 (I)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (5,535)	$ 12,261	$ (7,052)	$ (5,066)	$ -	$ 812
Realized Gains (Losses) on Investments, Net	(2,055)	(14,774)	4,926	(25,047)	-	(2,030)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	16,584	46,173	87,564	132,522	-	3,029
Net Increase (Decrease) in Net Assets
From Operations	8,994	43,660	85,438	102,409	-	1,811

Contract Transactions-All Products
Purchase Payments	9,950	17,743	15,324	17,465	-	1,089
Transfers Between Funds	(31,345)	99,889	8,214	13,450	-	(9,098)
Surrenders and Terminations	(18,219)	(13,359)	(23,139)	(15,092)	-	(188)
Rescissions	(401)	(870)	(468)	(666)	-	(78)
Bonus (Recapture)	112	188	130	149	-	3
Contract Maintenance Charge	(118)	(98)	(111)	(103)	-	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(40,021)	103,493	(50)	15,203	-	(8,274)
Increase (Decrease) in Net Assets	(31,027)	147,153	85,388	117,612	-	(6,463)
Net Assets at Beginning of Period	349,516	202,363	302,330	184,718	-	6,463
Net Assets at End of Period	$ 318,489	$ 349,516	$ 387,718	$ 302,330	$ -	$ -

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Oppenheimer Global Fund		AZL Oppenheimer International Growth Fund		AZL PIMCO Fundamental IndexPLUS Total Return Fund
	2010	2009 (I)	2010	2009 (I)	2010	2009 (I)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 873	$ -	$ 1,104	$ -	$ 6,958
Realized Gains (Losses) on Investments, Net	-	(16,209)	-	(27,023)	-	(2,249)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	46,612	-	62,336	-	3,547
Net Increase (Decrease) in Net Assets
From Operations	-	31,276	-	36,417	-	8,256

Contract Transactions-All Products
Purchase Payments	-	8,095	-	7,654	-	3,235
Transfers Between Funds	-	(127,675)	-	(139,889)	-	(19,843)
Surrenders and Terminations	-	(4,171)	-	(4,758)	-	(898)
Rescissions	-	(587)	-	(357)	-	(80)
Bonus (Recapture)	-	62	-	57	-	31
Contract Maintenance Charge	-	(43)	-	(39)	-	(4)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(124,319)	-	(137,332)	-	(17,559)
Increase (Decrease) in Net Assets	-	(93,043)	-	(100,915)	-	(9,303)
Net Assets at Beginning of Period	-	93,043	-	100,915	-	9,303
Net Assets at End of Period	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (2,492)	$ (3,889)	$ (286)	$ (410)	$ (4,297)	$ (3,958)
Realized Gains (Losses) on Investments, Net	6,208	(13,491)	3,470	2,562	16,506	(10,898)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	38,205	68,876	1,280	17,965	10,989	118,473
Net Increase (Decrease) in Net Assets
From Operations	41,921	51,496	4,464	20,117	23,198	103,617

Contract Transactions-All Products
Purchase Payments	20,820	27,354	48	1,185	15,839	13,742
Transfers Between Funds	(37,197)	141,275	(1,732)	(1,885)	5,478	27,060
Surrenders and Terminations	(24,410)	(15,981)	(4,169)	(5,266)	(19,371)	(11,024)
Rescissions	(733)	(925)	-	(5)	(497)	(628)
Bonus (Recapture)	200	247	-	-	139	172
Contract Maintenance Charge	(137)	(101)	(23)	(25)	(88)	(84)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(41,457)	151,869	(5,876)	(5,996)	1,500	29,238
Increase (Decrease) in Net Assets	464	203,365	(1,412)	14,121	24,698	132,855
Net Assets at Beginning of Period	386,786	183,421	46,225	32,104	279,662	146,807
Net Assets at End of Period	$ 387,250	$ 386,786	$ 44,813	$ 46,225	$ 304,360	$ 279,662

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Schroder International Small Cap Fund		AZL Small Cap Stock Index Fund		AZL TargetPLUS Balanced Fund
	2010	2009 (I)	2010	2009	2010	2009 (I)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 352	$ (2,149)	$ (2,465)	$ -	$ 1,217
Realized Gains (Losses) on Investments, Net	-	(56)	1,223	(13,202)	-	14,871
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	5,936	30,090	41,131	-	5,023
Net Increase (Decrease) in Net Assets
From Operations	-	6,232	29,164	25,464	-	21,111

Contract Transactions-All Products
Purchase Payments	-	2,804	6,250	11,072	-	55,723
Transfers Between Funds	-	(20,538)	3,583	(6,665)	-	(120,995)
Surrenders and Terminations	-	(422)	(12,040)	(8,314)	-	(2,617)
Rescissions	-	(216)	(194)	(333)	-	(1,667)
Bonus (Recapture)	-	22	82	160	-	623
Contract Maintenance Charge	-	(4)	(53)	(56)	-	(12)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(18,354)	(2,372)	(4,136)	-	(68,945)
Increase (Decrease) in Net Assets	-	(12,122)	26,792	21,328	-	(47,834)
Net Assets at Beginning of Period	-	12,122	137,478	116,150	-	47,834
Net Assets at End of Period	$ -	$ -	$ 164,270	$ 137,478	$ -	$ -

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL TargetPLUS Equity Fund		AZL TargetPLUS Growth Fund		AZL TargetPLUS Moderate Fund
	2010	2009 (I)	2010	2009 (I)	2010	2009 (I)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 1,696	$ -	$ 1,683	$ -	$ 1,286
Realized Gains (Losses) on Investments, Net	-	(26,046)	-	(10,929)	-	(1,093)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	38,143	-	25,843	-	11,882
Net Increase (Decrease) in Net Assets
From Operations	-	13,793	-	16,597	-	12,075

Contract Transactions-All Products
Purchase Payments	-	12,850	-	13,946	-	11,535
Transfers Between Funds	-	(80,872)	-	(92,420)	-	(72,731)
Surrenders and Terminations	-	(1,325)	-	(1,417)	-	(2,368)
Rescissions	-	(433)	-	(658)	-	(614)
Bonus (Recapture)	-	256	-	123	-	72
Contract Maintenance Charge	-	(22)	-	(22)	-	(12)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(69,546)	-	(80,448)	-	(64,118)
Increase (Decrease) in Net Assets	-	(55,753)	-	(63,851)	-	(52,043)
Net Assets at Beginning of Period	-	55,753	-	63,851	-	52,043
Net Assets at End of Period	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	AZL Turner Quantitative Small Cap Growth Fund		AZL Van Kampen Equity and Income Fund		AZL Van Kampen Growth and Income Fund
	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (730)	$ (485)	$ (2,286)	$ 407	$ (2,165)	$ 702
Realized Gains (Losses) on Investments, Net	(143)	(4,499)	4,010	(6,858)	(2,350)	(14,654)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	9,613	11,246	24,997	48,242	20,670	46,347
Net Increase (Decrease) in Net Assets
From Operations	8,740	6,262	26,721	41,791	16,155	32,395

Contract Transactions-All Products
Purchase Payments	2,938	3,026	77,152	74,239	7,985	13,077
Transfers Between Funds	16,985	981	9,205	(5,815)	(4,676)	(11,251)
Surrenders and Terminations	(1,504)	(952)	(11,735)	(8,743)	(13,471)	(11,541)
Rescissions	(88)	(93)	(977)	(1,304)	(318)	(433)
Bonus (Recapture)	12	22	540	572	48	96
Contract Maintenance Charge	(9)	(8)	(73)	(54)	(65)	(74)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	18,334	2,976	74,112	58,895	(10,497)	(10,126)
Increase (Decrease) in Net Assets	27,074	9,238	100,833	100,686	5,658	22,269
Net Assets at Beginning of Period	27,136	17,898	234,086	133,400	179,126	156,857
Net Assets at End of Period	$ 54,210	$ 27,136	$ 334,919	$ 234,086	$ 184,784	$ 179,126

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	BlackRock Global Allocations V.I. Fund		Davis VA Financial Portfolio		Davis VA Real Estate Portfolio
	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (5,040)	$ 891	$ (935)	$ (792)	$ 2	$ 6
Realized Gains (Losses) on Investments, Net	17,698	5,383	92	(6,519)	(35)	(238)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	64,787	72,101	6,242	29,118	141	372
Net Increase (Decrease) in Net Assets
From Operations	77,445	78,375	5,399	21,807	108	140

Contract Transactions-All Products
Purchase Payments	446,595	286,807	1,333	6,868	-	-
Transfers Between Funds	93,292	117,152	(7,999)	2,806	(9)	(69)
Surrenders and Terminations	(26,106)	(10,693)	(4,700)	(3,934)	(52)	(120)
Rescissions	(5,787)	(7,745)	(34)	(269)	-	-
Bonus (Recapture)	3,018	1,957	12	72	-	-
Contract Maintenance Charge	(165)	(51)	(25)	(28)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	510,847	387,427	(11,413)	5,515	(61)	(189)
Increase (Decrease) in Net Assets	588,292	465,802	(6,014)	27,322	47	(49)
Net Assets at Beginning of Period	595,355	129,553	76,038	48,716	635	684
Net Assets at End of Period	$ 1,183,647	$ 595,355	$ 70,024	$ 76,038	$ 682	$ 635

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Davis VA Value Portfolio		Franklin Global Communications Securities Fund		Franklin Global Real Estate Securities Fund
	2010	2009	2010	2009 (G)	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (465)	$ (701)	$ -	$ (216)	$ 1,104	$ 11,044
Realized Gains (Losses) on Investments, Net	1,433	(2,164)	-	(83,468)	(15,050)	(28,356)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,514	19,470	-	90,295	33,545	33,534
Net Increase (Decrease) in Net Assets
From Operations	6,482	16,605	-	6,611	19,599	16,222

Contract Transactions-All Products
Purchase Payments	346	380	-	1,743	621	1,224
Transfers Between Funds	(4,415)	(4,773)	-	(111,377)	(5,571)	(5,812)
Surrenders and Terminations	(8,293)	(6,255)	-	(3,847)	(11,408)	(9,214)
Rescissions	(1)	(28)	-	(80)	(52)	(64)
Bonus (Recapture)	6	2	-	16	11	10
Contract Maintenance Charge	(28)	(34)	-	(32)	(62)	(65)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(12,385)	(10,708)	-	(113,577)	(16,461)	(13,921)
Increase (Decrease) in Net Assets	(5,903)	5,897	-	(106,966)	3,138	2,301
Net Assets at Beginning of Period	73,314	67,417	-	106,966	116,520	114,219
Net Assets at End of Period	$ 67,411	$ 73,314	$ -	$ -	$ 119,658	$ 116,520

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund		Franklin Income Securities Fund
	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 4,508	$ 7,010	$ 9,509	$ 8,117	$ 35,211	$ 42,744
Realized Gains (Losses) on Investments, Net	(12,892)	(28,655)	5,224	(6,460)	(3,947)	(54,897)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	38,170	66,149	8,490	52,383	43,405	205,950
Net Increase (Decrease) in Net Assets
From Operations	29,786	44,504	23,223	54,040	74,669	193,797

Contract Transactions-All Products
Purchase Payments	532	5,310	39,454	23,994	18,753	51,058
Transfers Between Funds	(6,166)	(10,729)	483	41,729	(21,716)	(53,806)
Surrenders and Terminations	(24,391)	(25,337)	(17,811)	(15,119)	(65,073)	(59,548)
Rescissions	(15)	(12)	(1,096)	(774)	(1,171)	(2,344)
Bonus (Recapture)	4	(1)	297	209	167	339
Contract Maintenance Charge	(120)	(136)	(72)	(70)	(315)	(348)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(30,156)	(30,905)	21,255	49,969	(69,355)	(64,649)
Increase (Decrease) in Net Assets	(370)	13,599	44,478	104,009	5,314	129,148
Net Assets at Beginning of Period	224,555	210,956	211,406	107,397	762,870	633,722
Net Assets at End of Period	$ 224,185	$ 224,555	$ 255,884	$ 211,406	$ 768,184	$ 762,870

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Franklin Large Cap Growth Securities Fund		Franklin Money Market Fund		Franklin Rising Dividends Securities Fund
	2010	2009	2010	2009 (G)	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1,301)	$ (459)	$ -	$ (90)	$ (411)	$ (560)
Realized Gains (Losses) on Investments, Net	(1,313)	(8,655)	-	-	3,987	(8,285)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	14,520	40,050	-	-	40,675	42,243
Net Increase (Decrease) in Net Assets
From Operations	11,906	30,936	-	(90)	44,251	33,398

Contract Transactions-All Products
Purchase Payments	859	2,796	-	2	1,081	3,520
Transfers Between Funds	(6,311)	(7,793)	-	(22,539)	(9,211)	(13,502)
Surrenders and Terminations	(12,559)	(12,336)	-	(1,372)	(28,331)	(26,100)
Rescissions	(10)	(125)	-	-	(38)	(69)
Bonus (Recapture)	25	9	-	-	5	10
Contract Maintenance Charge	(67)	(79)	-	(5)	(121)	(143)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(18,063)	(17,528)	-	(23,914)	(36,615)	(36,284)
Increase (Decrease) in Net Assets	(6,157)	13,408	-	(24,004)	7,636	(2,886)
Net Assets at Beginning of Period	141,641	128,233	-	24,004	262,333	265,219
Net Assets at End of Period	$ 135,484	$ 141,641	$ -	$ -	$ 269,969	$ 262,333

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund
	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (854)	$ (187)	$ (2,217)	$ (1,946)	$ (121)	$ 745
Realized Gains (Losses) on Investments, Net	320	(542)	691	(8,369)	1,098	(8,229)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	16,175	15,801	29,757	48,017	11,346	45,306
Net Increase (Decrease) in Net Assets
From Operations	15,641	15,072	28,231	37,702	12,323	37,822

Contract Transactions-All Products
Purchase Payments	259	641	569	1,616	8,326	26,049
Transfers Between Funds	(4,943)	(4,201)	(4,608)	(7,853)	(12,812)	465
Surrenders and Terminations	(7,463)	(6,598)	(13,596)	(10,307)	(6,887)	(3,855)
Rescissions	(19)	(39)	(11)	(54)	(148)	(1,629)
Bonus (Recapture)	3	4	14	7	75	104
Contract Maintenance Charge	(28)	(33)	(62)	(69)	(51)	(46)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(12,191)	(10,226)	(17,694)	(16,660)	(11,497)	21,088
Increase (Decrease) in Net Assets	3,450	4,846	10,537	21,042	826	58,910
Net Assets at Beginning of Period	68,848	64,002	123,720	102,678	173,591	114,681
Net Assets at End of Period	$ 72,298	$ 68,848	$ 134,257	$ 123,720	$ 174,417	$ 173,591

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements

	Franklin U.S. Government Fund		Franklin Zero Coupon Fund 2010		Invesco V.I. Capital Appreciation Fund
	2010	2009	2010 (D)	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 6,796	$ 8,982	$ 5,447	$ 2,616	$ (39)	$ (43)
Realized Gains (Losses) on Investments, Net	3,974	3,499	(7,888)	198	(238)	(412)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,634	(7,046)	1,104	(4,510)	815	1,204
Net Increase (Decrease) in Net Assets
From Operations	15,404	5,435	(1,337)	(1,696)	538	749

Contract Transactions-All Products
Purchase Payments	41,836	60,901	1,656	16,211	-	5
Transfers Between Funds	(9,770)	1,652	(87,652)	(23,439)	(218)	(291)
Surrenders and Terminations	(48,396)	(53,305)	(7,630)	(10,253)	(515)	(407)
Rescissions	(606)	(2,726)	(86)	(2,131)	-	-
Bonus (Recapture)	433	488	20	229	-	-
Contract Maintenance Charge	(157)	(168)	(25)	(34)	(5)	(5)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(16,660)	6,842	(93,717)	(19,417)	(738)	(698)
Increase (Decrease) in Net Assets	(1,256)	12,277	(95,054)	(21,113)	(200)	51
Net Assets at Beginning of Period	450,582	438,305	95,054	116,167	4,645	4,594
Net Assets at End of Period	$ 449,326	$ 450,582	$ -	$ 95,054	$ 4,445	$ 4,645

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Invesco V.I. Core Equity Fund		Invesco V.I. International Growth Fund		Invesco Van Kampen LIT Capital Growth Portfolio
	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (22)	$ 2	$ 7	$ (3)	$ (33)	$ (29)
Realized Gains (Losses) on Investments, Net	10	(95)	52	27	16	(78)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	222	758	73	320	323	928
Net Increase (Decrease) in Net Assets
From Operations	210	665	132	344	306	821

Contract Transactions-All Products
Purchase Payments	-	1	-	-	-	-
Transfers Between Funds	(119)	(145)	(31)	(100)	(39)	(72)
Surrenders and Terminations	(385)	(286)	(124)	(83)	(244)	(192)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	(2)	(2)	(1)	(1)	(1)	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(506)	(432)	(156)	(184)	(284)	(266)
Increase (Decrease) in Net Assets	(296)	233	(24)	160	22	555
Net Assets at Beginning of Period	3,117	2,884	1,381	1,221	1,979	1,424
Net Assets at End of Period	$ 2,821	$ 3,117	$ 1,357	$ 1,381	$ 2,001	$ 1,979

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Invesco Van Kampen LIT Growth & Income Portfolio		Jennison Portfolio		J.P. Morgan International Opportunities Portfolio
	2010	2009	2010 (A)	2009	2010	2009 (G)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (7)	$ 11	$ (150)	$ -	$ -	$ 8
Realized Gains (Losses) on Investments, Net	1	(65)	(162)	-	-	(69)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	49	135	794	-	-	72
Net Increase (Decrease) in Net Assets
From Operations	43	81	482	-	-	11

Contract Transactions-All Products
Purchase Payments	-	-	17	-	-	-
Transfers Between Funds	(5)	(157)	11,370	-	-	(168)
Surrenders and Terminations	(64)	(110)	(816)	-	-	(22)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	1	-	-	-
Contract Maintenance Charge	-	-	(3)	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(69)	(267)	10,569	-	-	(190)
Increase (Decrease) in Net Assets	(26)	(186)	11,051	-	-	(179)
Net Assets at Beginning of Period	446	632	-	-	-	179
Net Assets at End of Period	$ 420	$ 446	$ 11,051	$ -	$ -	$ -

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	J.P. Morgan U.S. Large Cap Core Equity Portfolio		JPMIT International Equity Fund		JPMorgan Insurance Trust U.S. Equity Portfolio
	2010	2009 (G)	2010	2009 (E)	2010	2009 (E)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 6	$ (3)	$ 1	$ (2)	$ (4)
Realized Gains (Losses) on Investments, Net	-	(135)	11	4	25	5
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	122	1	60	10	90
Net Increase (Decrease) in Net Assets
From Operations	-	(7)	9	65	33	91

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	(290)	-	165	(16)	279
Surrenders and Terminations	-	(25)	(43)	(2)	(73)	(13)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(315)	(43)	163	(89)	266
Increase (Decrease) in Net Assets	-	(322)	(34)	228	(56)	357
Net Assets at Beginning of Period	-	322	228	-	357	-
Net Assets at End of Period	$ -	$ -	$ 194	$ 228	$ 301	$ 357

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund		OpCap Mid Cap Portfolio
	2010	2009	2010	2009	2010 (B)	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (3,898)	$ (3,767)	$ (2,150)	$ 169	$ 94	$ (588)
Realized Gains (Losses) on Investments, Net	7,808	963	(7,684)	(56,811)	8,397	(4,310)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	43,720	96,084	55,440	163,645	(2,896)	18,303
Net Increase (Decrease) in Net Assets
From Operations	47,630	93,280	45,606	107,003	5,595	13,405

Contract Transactions-All Products
Purchase Payments	24,147	41,795	15,549	35,669	2,206	8,233
Transfers Between Funds	(12,956)	(21,658)	(19,273)	(45,678)	(59,880)	3,290
Surrenders and Terminations	(40,140)	(42,378)	(43,621)	(44,024)	(1,120)	(1,803)
Rescissions	(612)	(2,032)	(395)	(1,486)	(7)	(297)
Bonus (Recapture)	191	200	123	209	32	47
Contract Maintenance Charge	(191)	(220)	(226)	(263)	(6)	(13)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(29,561)	(24,293)	(47,843)	(55,573)	(58,775)	9,457
Increase (Decrease) in Net Assets	18,069	68,987	(2,237)	51,430	(53,180)	22,862
Net Assets at Beginning of Period	532,799	463,812	549,364	497,934	53,180	30,318
Net Assets at End of Period	$ 550,868	$ 532,799	$ 547,127	$ 549,364	$ -	$ 53,180

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA		Oppenheimer Main Street Fund/VA
	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (466)	$ 258	$ 193	$ (189)	$ (534)	$ (18)
Realized Gains (Losses) on Investments, Net	2,019	(245)	(928)	(4,521)	497	(1,828)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	9,500	26,902	1,776	7,099	7,925	15,597
Net Increase (Decrease) in Net Assets
From Operations	11,053	26,915	1,041	2,389	7,888	13,751

Contract Transactions-All Products
Purchase Payments	438	414	47	150	406	696
Transfers Between Funds	(5,672)	(6,424)	(1,348)	987	(2,779)	(2,587)
Surrenders and Terminations	(9,233)	(8,941)	(764)	(698)	(7,097)	(4,946)
Rescissions	(24)	(39)	-	(3)	(9)	(41)
Bonus (Recapture)	2	3	1	2	2	3
Contract Maintenance Charge	(35)	(43)	(4)	(4)	(32)	(36)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(14,524)	(15,030)	(2,068)	434	(9,509)	(6,911)
Increase (Decrease) in Net Assets	(3,471)	11,885	(1,027)	2,823	(1,621)	6,840
Net Assets at Beginning of Period	93,465	81,580	12,389	9,566	65,355	58,515
Net Assets at End of Period	$ 89,994	$ 93,465	$ 11,362	$ 12,389	$ 63,734	$ 65,355

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio
	2010 (A)	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (16)	$ -	$ 14,331	$ 8,489	$ 19,964	$ 4,919
Realized Gains (Losses) on Investments, Net	10	-	1,809	(6,202)	(8,544)	(8,451)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	110	-	8,248	24,978	19,753	43,227
Net Increase (Decrease) in Net Assets
From Operations	104	-	24,388	27,265	31,173	39,695

Contract Transactions-All Products
Purchase Payments	520	-	72,245	46,115	11,445	16,402
Transfers Between Funds	1,958	-	53,795	12,078	3,975	21,798
Surrenders and Terminations	(64)	-	(15,180)	(10,490)	(9,428)	(6,701)
Rescissions	(10)	-	(1,015)	(1,374)	(185)	(752)
Bonus (Recapture)	2	-	613	297	98	119
Contract Maintenance Charge	-	-	(62)	(49)	(46)	(43)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,406	-	110,396	46,577	5,859	30,823
Increase (Decrease) in Net Assets	2,510	-	134,784	73,842	37,032	70,518
Net Assets at Beginning of Period	-	-	188,459	114,617	155,748	85,230
Net Assets at End of Period	$ 2,510	$ -	$ 323,243	$ 188,459	$ 192,780	$ 155,748

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2010	2009	2010	2009	2010	2009 (F)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 3,376	$ 1,976	$ 719	$ 870	$ 2,137	$ 34
Realized Gains (Losses) on Investments, Net	2,954	(1,306)	4,046	8,173	528	22
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,736	11,255	4,990	1,689	6,944	(59)
Net Increase (Decrease) in Net Assets
From Operations	9,066	11,925	9,755	10,732	9,609	(3)

Contract Transactions-All Products
Purchase Payments	55,884	16,251	23,379	15,623	83,078	5,834
Transfers Between Funds	34,739	18,609	2,433	2,444	51,001	5,068
Surrenders and Terminations	(4,582)	(3,072)	(5,880)	(5,909)	(1,803)	(17)
Rescissions	(1,100)	(551)	(472)	(512)	(587)	(36)
Bonus (Recapture)	516	145	221	105	560	77
Contract Maintenance Charge	(24)	(16)	(27)	(25)	(6)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	85,433	31,366	19,654	11,726	132,243	10,926
Increase (Decrease) in Net Assets	94,499	43,291	29,409	22,458	141,852	10,923
Net Assets at Beginning of Period	76,335	33,044	98,030	75,572	10,923	-
Net Assets at End of Period	$ 170,834	$ 76,335	$ 127,439	$ 98,030	$ 152,775	$ 10,923

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Growth and Income Portfolio
	2010	2009	2010	2009	2010	2009 (H)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 11,821	$ 9,723	$ (2,108)	$ 2,605	$ -	$ 283
Realized Gains (Losses) on Investments, Net	8,947	(5,199)	7,616	9,251	-	(3,752)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,438	44,369	11,421	25,110	-	3,488
Net Increase (Decrease) in Net Assets
From Operations	25,206	48,893	16,929	36,966	-	19

Contract Transactions-All Products
Purchase Payments	46,426	26,212	56,018	40,858	-	28
Transfers Between Funds	32,158	30,900	(4,576)	32,632	-	(7,148)
Surrenders and Terminations	(16,320)	(8,691)	(25,263)	(19,917)	-	(519)
Rescissions	(1,296)	(966)	(894)	(2,034)	-	-
Bonus (Recapture)	426	158	567	343	-	-
Contract Maintenance Charge	(60)	(49)	(89)	(90)	-	(3)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	61,334	47,564	25,763	51,792	-	(7,642)
Increase (Decrease) in Net Assets	86,540	96,457	42,692	88,758	-	(7,623)
Net Assets at Beginning of Period	193,247	96,790	299,229	210,471	-	7,623
Net Assets at End of Period	$ 279,787	$ 193,247	$ 341,921	$ 299,229	$ -	$ -

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	PIMCO VIT Total Return Portfolio		Seligman Global Technology Portfolio		Seligman Small-Cap Value Portfolio
	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 3,511	$ 20,680	$ (28)	$ (25)	$ (1,217)	$ (1,069)
Realized Gains (Losses) on Investments, Net	44,886	30,246	19	(61)	(3,816)	(7,021)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,551	21,103	210	758	19,365	23,990
Net Increase (Decrease) in Net Assets
From Operations	49,948	72,029	201	672	14,332	15,900

Contract Transactions-All Products
Purchase Payments	191,437	137,358	-	21	337	329
Transfers Between Funds	48,140	137,934	(38)	(59)	(4,034)	(2,660)
Surrenders and Terminations	(69,062)	(55,622)	(196)	(178)	(6,957)	(5,507)
Rescissions	(3,148)	(4,969)	-	-	(21)	(21)
Bonus (Recapture)	1,345	874	-	-	2	4
Contract Maintenance Charge	(240)	(204)	(1)	(1)	(29)	(32)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	168,472	215,371	(235)	(217)	(10,702)	(7,887)
Increase (Decrease) in Net Assets	218,420	287,400	(34)	455	3,630	8,013
Net Assets at Beginning of Period	779,577	492,177	1,700	1,245	61,488	53,475
Net Assets at End of Period	$ 997,997	$ 779,577	$ 1,666	$ 1,700	$ 65,118	$ 61,488

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	SP International Growth Portfolio		SP Strategic Partners Focused Growth Portfolio		Templeton Global Asset Allocation Fund
	2010	2009	2010 (B)	2009	2010 (B)	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (88)	$ (74)	$ (87)	$ (243)	$ 309	$ 747
Realized Gains (Losses) on Investments, Net	(1,026)	(1,466)	(113)	(573)	(5,700)	(1,448)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,995	4,243	53	4,832	5,752	2,422
Net Increase (Decrease) in Net Assets
From Operations	881	2,703	(147)	4,016	361	1,721

Contract Transactions-All Products
Purchase Payments	40	57	7	54	-	641
Transfers Between Funds	(834)	(268)	(12,726)	177	(10,076)	(345)
Surrenders and Terminations	(1,231)	(755)	(377)	(1,104)	(429)	(1,423)
Rescissions	-	(13)	(2)	(11)	-	-
Bonus (Recapture)	-	-	-	1	-	-
Contract Maintenance Charge	(3)	(4)	(2)	(7)	(1)	(4)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,028)	(983)	(13,100)	(890)	(10,506)	(1,131)
Increase (Decrease) in Net Assets	(1,147)	1,720	(13,247)	3,126	(10,145)	590
Net Assets at Beginning of Period	10,271	8,551	13,247	10,121	10,145	9,555
Net Assets at End of Period	$ 9,124	$ 10,271	$ -	$ 13,247	$ -	$ 10,145
See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Templeton Foreign Securities Fund		Templeton Global Bond Securities Fund		Templeton Growth Securities Fund
	2010	2009	2010	2009	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 600	$ 3,810	$ (1,730)	$ 20,017	$ (1,870)	$ 4,991
Realized Gains (Losses) on Investments, Net	(2,596)	(4,999)	6,571	1,611	(16,002)	(55,868)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	14,351	59,960	26,813	3,911	35,741	140,619
Net Increase (Decrease) in Net Assets
From Operations	12,355	58,771	31,654	25,539	17,869	89,742

Contract Transactions-All Products
Purchase Payments	830	2,627	88,734	40,274	10,700	20,983
Transfers Between Funds	(8,712)	(11,645)	52,635	44,986	(19,882)	(31,626)
Surrenders and Terminations	(18,563)	(18,836)	(17,394)	(12,425)	(30,243)	(30,277)
Rescissions	(40)	(122)	(1,490)	(1,831)	(470)	(944)
Bonus (Recapture)	9	7	653	284	69	68
Contract Maintenance Charge	(107)	(119)	(67)	(51)	(183)	(212)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(26,583)	(28,088)	123,071	71,237	(40,009)	(42,008)
Increase (Decrease) in Net Assets	(14,228)	30,683	154,725	96,776	(22,140)	47,734
Net Assets at Beginning of Period	223,268	192,585	221,537	124,761	399,185	351,451
Net Assets at End of Period	$ 209,040	$ 223,268	$ 376,262	$ 221,537	$ 377,045	$ 399,185

See accompanying notes to financial statements               (Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Statements of Changes in Net Assets
For the year ended December 31, 2010 and 2009
(In thousands)

	Van Kampen LIT Enterprise Portfolio		Total All Funds
	2010	2009 (G)	2010	2009

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 2	$ 7,228	$ 125,957
Realized Gains (Losses) on Investments, Net	-	(81)	75,713	(864,656)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	82	1,476,525	3,600,884
Net Increase (Decrease) in Net Assets
From Operations	-	3	1,559,466	2,862,185

Contract Transactions-All Products
Purchase Payments	-	-	2,935,416	2,512,636
Transfers Between Funds	-	(69)	(192,757)	(339,872)
Surrenders and Terminations	-	(33)	(1,213,147)	(999,089)
Rescissions	-	-	(51,738)	(90,990)
Bonus (Recapture)	-	-	22,638	18,761
Contract Maintenance Charge	-	-	(5,450)	(5,454)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(102)	1,494,962	1,095,992
Increase (Decrease) in Net Assets	-	(99)	3,054,428	3,958,177
Net Assets at Beginning of Period	-	99	15,241,712	11,283,535
Net Assets at End of Period	$ -	$ -	$18,296,140	$15,241,712

(A) Period from April 30, 2010 (fund commencement) to December 31, 2010
(B) Period from January 1, 2010 through April 30, 2010 (fund termination)
(C) Period from January 1, 2010 through October 15, 2010 (fund termination)
(D) Period from January 1, 2010 through December 17, 2010 (fund termination)
(E) Period from April 23, 2009 (fund commencement) to December 31, 2009
(F) Period from October 23, 2009 (fund commencement) to December 31, 2009
(G) Period from January 1, 2009 through April 23, 2009 (fund termination)
(H) Period from January 1, 2009 through July 17, 2009 (fund termination)
(I)   Period from January 1, 2009 through October 23, 2009 (fund termination)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

1. ORGANIZATION
Allianz Life Variable Account B (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended).  The Variable Account was established on May 31, 1985, and commenced operations January 24, 1989.  Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life.  The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account.  These assets are not chargeable with liabilities that arise from any other business Allianz Life may conduct.

The Variable Account's sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the policy holder. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money.  The investment advisers and specialist managers for each fund are listed in the following table:
Fund	Investment Adviser	Specialist Manager/Adviser
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
AZL Allianz AGIC Opportunity Fund * †	Allianz Investment Management, LLC	Allianz Global Investors Capital
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC & BlackRock Financial Management, Inc
AZL BlackRock Capital Appreciation Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Columbia Mid Cap Value Fund * †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Columbia Small Cap Value Fund * †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Davis NY Venture Fund * †	Allianz Investment Management, LLC	Davis Selected Advisers, L.P.
AZL Dreyfus Equity Growth Fund * †	Allianz Investment Management, LLC	Dreyfus Corporation
AZL Eaton Vance Large Cap Value Fund * †	Allianz Investment Management, LLC	Eaton Vance Investment Managers
AZL Franklin Small Cap Value Fund * †	Allianz Investment Management, LLC	Franklin Advisory Services, LLC
AZL Franklin Templeton Founding Strategy Plus Fund * †	Allianz Investment Management, LLC	Franklin Advisory Services LLC
AZL Fusion Balanced Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Fusion Conservative Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Fusion Growth Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Fusion Moderate Fund †	Allianz Investment Management, LLC	Allianz Investment Management, LLC
AZL Gateway Fund * †	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL Growth Index Strategy Fund †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL International Index Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Invesco International Equity Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL JPMorgan U.S. Equity Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund * †	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL Mid Cap Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Money Market Fund * †	Allianz Investment Management, LLC	BlackRock Institutional Management Corporation
AZL Morgan Stanley Global Real Estate Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley International Equity Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Mid Cap Growth Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL S&P 500 Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management NA Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 * †	Allianz Investment Management, LLC	Schroder Investment Management NA Inc.
AZL Small Cap Stock Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Turner Quantitative Small Cap Growth Fund * †	Allianz Investment Management, LLC	Turner Investment Partners, Inc.
AZL Van Kampen Equity and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Van Kampen Growth and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

Fund	Investment Adviser	Specialist Manager/Adviser
BlackRock Global Allocations V.I. Fund *	BlackRock Investment Management, LLC	N/A
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Real Estate Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Franklin Global Real Estate Securities Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Growth and Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Rising Dividends Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Templeton VIP Founding Funds Allocation Fund *	Franklin Templeton Services, LLC	N/A
Franklin U.S. Government Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. Capital Appreciation Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. International Growth Fund	Invesco Advisors, Inc.	N/A
Invesco Van Kampen LIT Capital Growth Portfolio*	Van Kampen Asset Management, Inc.	Invesco Advisors, Inc.
Invesco Van Kampen LIT Growth & Income Portfolio	Van Kampen Asset Management, Inc.	Invesco Advisors, Inc.
Jennison Portfolio *	Prudential Investments, LLC	Jennison Associates LLC
JPMIT International Equity Fund	J.P. Morgan Asset Management	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	J.P. Morgan Asset Management	N/A
Mutual Global Discovery Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Mutual Shares Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Oppenheimer Global Securities Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer High Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO EqS Pathfinder Portfolio * †	Pacific Investment Management Company LLC	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Commodity RealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
Seligman Global Technology Portfolio	J & W Seligman & Co., Inc.	Columbia Management Investment Advisors, LLC
Seligman Small-Cap Value Portfolio	J & W Seligman & Co., Inc.	Columbia Management Investment Advisors, LLC
SP International Growth Portfolio *	Prudential Investments, LLC	Jennison Associates LLC
Templeton Foreign Securities Fund *	Franklin Advisers, Inc.	N/A
Templeton Global Bond Securities Fund *	Franklin Advisers, Inc.	N/A
Templeton Growth Securities Fund *	Franklin Advisers, Inc.	N/A

 *Fund contains class 2 shares, which assess 12b-1 fees.
 † The investment adviser of this fund is an affiliate of Allianz Life and is paid an investment management fee by the fund.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

2.	SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements
In January 2010, FASB updated guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The guidance requires additional disclosures for the transfers in and out of Level 1 and Level 2 fair value measurements as well as more detailed disclosures regarding purchases, sales, issuances, and settlements in the rollforward of Level 3 fair values. The guidance also clarifies existing disclosures and suggests that an entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. An entity needs to use judgment in determining the appropriate classes of assets and liabilities. An entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The guidance is effective for fiscal years beginning after December 15, 2009, except for the gross presentation of the Level 3 rollforward, which is required for annual reporting periods beginning after December 15, 2010. The Variable Account adopted this guidance as of December 31, 2010, except for the gross presentation of the Level 3 rollforward. There was no impact on the Financial Statements as it relates to disclosures only.

Investments
Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the FASB ASC (ASC 820) establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –                 Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
                (a)           Quoted prices for similar assets or liabilities in active markets.
(b)           Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)           Inputs other than quoted prices that are observable.
(d)           Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2010, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market.  Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method.  Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

Three Fixed Account investment options are available to deferred annuity contract owners.  A Flexible Fixed Option is available to Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Rewards, and Allianz Alterity deferred annuity contract owners. Fixed Period Accounts are available to Allianz High Five and Allianz High Five Bonus contract owners. A Dollar Cost Averaging Option is available to Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Rewards, Allianz Alterity, Allianz High Five, Allianz High Five Bonus, and Allianz Vision deferred annuity contract owners.  These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life.  The liabilities of the Fixed Accounts, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

Available investment options, including the date the investment option became available for each product, as of December 31, 2010 are listed in the following table:

Fund	Allianz Alterity	Allianz Connections	Allianz High Five	Allianz High Five Bonus	Allianz High Five L	Allianz Rewards	Allianz Valuemark II and III	Allianz Valuemark IV
Alger American Capital Appreciation Portfolio	2/1/2000	N/A	N/A	N/A	N/A	5/5/2000	11/11/1999	11/11/1999
Alger American LargeCap Growth Portfolio	2/1/2000	N/A	N/A	N/A	N/A	5/5/2000	11/11/1999	11/11/1999
Alger American MidCap Growth Portfolio	2/1/2000	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A
Alger American SmallCap Growth Portfolio	2/1/2000	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A
AZL Allianz AGIC Opportunity Fund	5/1/2002	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2002	5/1/2002	5/1/2002
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	10/5/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005
AZL Columbia Mid Cap Value Fund	5/1/2006	11/12/2007	5/1/2006	5/15/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006
AZL Columbia Small Cap Value Fund	5/3/2004	11/12/2007	5/3/2004	5/3/2004	5/2/2005	5/3/2004	5/3/2004	5/3/2004
AZL Davis NY Venture Fund	11/5/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	11/5/2001	11/5/2001
AZL Dreyfus Equity Growth Fund	11/5/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	11/5/2001	11/5/2001
AZL Eaton Vance Large Cap Value Fund	5/1/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2001	5/1/2001	5/1/2001
AZL Franklin Small Cap Value Fund	5/1/2003	11/12/2007	5/1/2003	5/3/2004	5/2/2005	5/1/2003	5/1/2003	5/1/2003
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	10/23/2009	N/A	N/A
AZL Fusion Balanced Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005
AZL Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	N/A	N/A	10/23/2009	N/A	N/A
AZL Fusion Growth Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005
AZL Fusion Moderate Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005
AZL Gateway Fund	4/30/2010	4/30/2010	N/A	N/A	N/A	N/A	N/A	N/A
AZL Growth Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009
AZL International Index Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009	10/23/2009
AZL Invesco International Equity Fund	5/1/2002	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2002	5/1/2002	5/1/2002
AZL JPMorgan U.S. Equity Fund	5/3/2004	11/12/2007	5/3/2004	5/3/2004	5/2/2005	5/3/2004	5/3/2004	5/3/2004
AZL MFS Investors Trust Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005
AZL Mid Cap Index Fund	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
AZL Money Market Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/5/2001	11/5/2001
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	11/12/2007	5/1/2006	5/15/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006
AZL Morgan Stanley International Equity Fund	5/1/2003	11/12/2007	5/1/2003	5/3/2004	5/2/2005	5/1/2003	5/1/2003	5/1/2003
AZL Morgan Stanley Mid Cap Growth Fund	5/1/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2001	5/1/2001	5/1/2001
AZL S&P 500 Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	N/A	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	11/12/2007	5/1/2006	5/15/2006	5/1/2006	5/1/2006	5/1/2006	5/1/2006
AZL Small Cap Stock Index Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007
AZL Turner Quantitative Small Cap Growth Fund	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005
AZL Van Kampen Equity and Income Fund	5/3/2004	11/12/2007	5/3/2004	5/3/2004	5/2/2005	5/3/2004	5/3/2004	5/3/2004
AZL Van Kampen Growth and Income Fund	5/1/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/1/2001	5/1/2001	5/1/2001
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008	5/1/2008
Davis VA Financial Portfolio	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	5/1/2002	5/1/2002
Davis VA Real Estate Portfolio	2/1/2000	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A
Davis VA Value Portfolio	2/1/2000	N/A	10/25/2002	N/A	N/A	5/5/2000	5/1/2002	5/1/2002

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

Fund	Allianz Alterity	Allianz Connections	Allianz High Five	Allianz High Five Bonus	Allianz High Five L	Allianz Rewards	Allianz Valuemark II and III	Allianz Valuemark IV
Franklin Global Real Estate Securities Fund	11/5/2001	N/A	10/25/2002	5/3/2004	5/2/2005	11/5/2001	1/24/1989	2/3/1997
Franklin Growth and Income Securities Fund	2/1/2000	N/A	10/25/2002	5/3/2004	5/2/2005	5/5/2000	1/24/1989	2/3/1997
Franklin High Income Securities Fund	11/5/2001	11/12/2007	10/25/2002	5/3/2004	5/2/2005	11/5/2001	1/24/1989	2/3/1997
Franklin Income Securities Fund	10/1/2003	11/12/2007	5/1/2003	5/3/2004	5/2/2005	9/1/2003	5/1/2003	10/1/2003
Franklin Large Cap Growth Securities Fund	11/5/2001	N/A	10/25/2002	5/3/2004	5/2/2005	11/5/2001	5/1/1996	2/3/1997
Franklin Rising Dividends Securities Fund	2/1/2000	N/A	10/25/2002	5/3/2004	5/2/2005	5/5/2000	1/27/1992	2/3/1997
Franklin Small Cap Value Securities Fund	11/5/2001	N/A	10/25/2002	5/3/2004	N/A	11/5/2001	5/1/1998	5/1/1998
Franklin Small-Mid Cap Growth Securities Fund	2/1/2000	N/A	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/1/1995	2/3/1997
Franklin Templeton VIP Founding Funds Allocation Fund	9/21/2007	11/12/2007	9/21/2007	9/21/2007	9/21/2007	9/21/2007	9/21/2007	9/21/2007
Franklin U.S. Government Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	3/14/1989	2/3/1997
Invesco V.I. Capital Appreciation Fund	2/1/2000	N/A	N/A	N/A	N/A	5/5/2000	5/1/2006	5/1/2006
Invesco V.I. Core Equity Fund	5/1/2006	N/A	N/A	N/A	N/A	5/1/2006	N/A	N/A
Invesco V.I. International Growth Fund	2/1/2000	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A
Invesco Van Kampen LIT Capital Growth Portfolio	5/1/2001	N/A	N/A	N/A	N/A	5/1/2001	5/1/2001	5/1/2001
Invesco Van Kampen LIT Growth & Income Portfolio	2/1/2000	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A
Jennison Portfolio	4/30/2010	N/A	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
JPMIT International Equity Fund	4/24/2009	N/A	N/A	N/A	N/A	4/24/2009	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	1/26/2009	N/A	N/A	N/A	N/A	1/26/2009	N/A	N/A
Mutual Global Discovery Securities Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/8/1996	2/3/1997
Mutual Shares Securities Fund	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/8/1996	2/3/1997
Oppenheimer Global Securities Fund/VA	2/1/2000	N/A	10/25/2002	N/A	N/A	5/5/2000	5/1/2002	5/1/2002
Oppenheimer High Income Fund/VA	2/1/2000	N/A	10/25/2002	5/3/2004	5/2/2005	5/5/2000	5/1/2002	5/1/2002
Oppenheimer Main Street Fund/VA	2/1/2000	N/A	10/25/2002	N/A	N/A	5/5/2000	5/1/2002	5/1/2002
PIMCO EqS Pathfinder Portfolio	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
PIMCO VIT All Asset Portfolio	5/3/2004	11/12/2007	5/3/2004	5/3/2004	5/2/2005	5/3/2004	5/3/2004	5/3/2004
PIMCO VIT Commodity RealReturn Strategy Portfolio	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005
PIMCO VIT Global Bond Portfolio	5/2/2005	11/12/2007	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005	5/2/2005
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	10/23/2009	N/A	N/A	N/A	10/23/2009	N/A	N/A
PIMCO VIT High Yield Portfolio	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/5/2001	11/5/2001
PIMCO VIT Real Return Portfolio	5/1/2003	11/12/2007	5/1/2003	5/3/2004	5/2/2005	5/1/2003	5/1/2003	5/1/2003
PIMCO VIT Total Return Portfolio	2/1/2000	11/12/2007	10/25/2002	5/3/2004	5/2/2005	5/5/2000	11/5/2001	11/5/2001
Seligman Global Technology Portfolio	2/1/2000	N/A	N/A	N/A	N/A	5/5/2000	N/A	N/A
Seligman Small-Cap Value Portfolio	2/1/2000	N/A	10/25/2002	N/A	N/A	5/5/2000	5/1/2002	5/1/2002
SP International Growth Portfolio	12/15/2000	N/A	10/25/2002	5/3/2004	5/2/2005	12/15/2000	12/15/2000	12/15/2000
Templeton Foreign Securities Fund	10/1/2003	N/A	5/1/2003	5/3/2004	5/2/2005	9/1/2003	5/1/2003	10/1/2003
Templeton Global Bond Securities Fund	5/1/2007	11/12/2007	5/1/2007	5/1/2007	5/1/2007	5/1/2007	1/24/1989	2/3/1997
Templeton Growth Securities Fund	10/1/2003	11/12/2007	5/1/2003	5/3/2004	5/2/2005	9/1/2003	5/1/2003	10/1/2003

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

Fund	Allianz Vision	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimentions	Allianz Elite	Valuemark Income Plus
Alger American Capital Appreciation Portfolio	N/A	1/26/2001	N/A	N/A	N/A	N/A	11/11/1999
Alger American LargeCap Growth Portfolio	N/A	1/26/2001	N/A	N/A	N/A	N/A	11/11/1999
Alger American MidCap Growth Portfolio	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
Alger American SmallCap Growth Portfolio	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
AZL Allianz AGIC Opportunity Fund	5/1/2007	5/1/2002	5/1/2003	N/A	N/A	9/30/2006	5/1/2002
AZL Balanced Index Strategy Fund	10/23/2009	N/A	N/A	10/23/2009	N/A	10/23/2009	N/A
AZL BlackRock Capital Appreciation Fund	5/1/2007	10/23/2009	10/23/2009	N/A	10/23/2009	9/30/2006	5/2/2005
AZL Columbia Mid Cap Value Fund	5/1/2007	N/A	N/A	N/A	N/A	9/30/2006	N/A
AZL Columbia Small Cap Value Fund	5/1/2007	5/1/2007	5/3/2004	N/A	5/1/2007	9/30/2006	5/3/2004
AZL Davis NY Venture Fund	5/1/2007	11/5/2001	5/1/2003	5/1/2007	11/5/2001	9/30/2006	11/5/2001
AZL Dreyfus Equity Growth Fund	5/1/2007	11/5/2001	5/1/2003	5/1/2007	11/5/2001	9/30/2006	11/5/2001
AZL Eaton Vance Large Cap Value Fund	5/1/2007	5/1/2001	5/1/2003	N/A	5/1/2001	9/30/2006	5/1/2001
AZL Franklin Small Cap Value Fund	5/1/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A
AZL Fusion Balanced Fund	5/1/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005
AZL Fusion Conservative Fund	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A
AZL Fusion Growth Fund	5/1/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005
AZL Fusion Moderate Fund	5/1/2007	N/A	N/A	1/6/2006	N/A	9/30/2006	5/2/2005
AZL Gateway Fund	4/30/2010	N/A	N/A	N/A	N/A	N/A	N/A
AZL Growth Index Strategy Fund	10/23/2009	N/A	N/A	10/23/2009	N/A	10/23/2009	N/A
AZL International Index Fund	10/23/2009	N/A	N/A	N/A	N/A	10/23/2009	N/A
AZL Invesco International Equity Fund	5/1/2007	5/1/2002	5/1/2003	5/1/2007	10/23/2009	9/30/2006	5/1/2002
AZL JPMorgan U.S. Equity Fund	5/1/2007	10/23/2009	5/3/2004	N/A	10/23/2009	9/30/2006	5/3/2004
AZL MFS Investors Trust Fund	5/1/2007	5/1/2007	5/1/2007	N/A	N/A	9/30/2006	5/2/2005
AZL Mid Cap Index Fund	4/30/2010	N/A	N/A	4/30/2010	N/A	4/30/2010	N/A
AZL Money Market Fund	5/1/2007	11/5/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	11/5/2001
AZL Morgan Stanley Global Real Estate Fund	5/1/2007	N/A	N/A	5/1/2007	N/A	9/30/2006	N/A
AZL Morgan Stanley International Equity Fund	5/1/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003
AZL Morgan Stanley Mid Cap Growth Fund	5/1/2007	5/1/2001	5/1/2003	N/A	5/1/2001	9/30/2006	5/1/2001
AZL S&P 500 Index Fund	5/1/2007	5/1/2007	5/1/2007	10/23/2009	5/1/2007	5/1/2007	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	N/A	5/1/2007
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2007	5/1/2007	5/1/2007	N/A	5/1/2007	9/30/2006	N/A
AZL Small Cap Stock Index Fund	5/1/2007	5/1/2007	5/1/2007	N/A	N/A	5/1/2007	5/1/2007
AZL Turner Quantitative Small Cap Growth Fund	5/1/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005
AZL Van Kampen Equity and Income Fund	5/1/2007	N/A	5/3/2004	1/6/2006	N/A	9/30/2006	5/3/2004
AZL Van Kampen Growth and Income Fund	5/1/2007	5/1/2001	5/1/2003	1/6/2006	5/1/2001	9/30/2006	5/1/2001
BlackRock Global Allocations V.I. Fund	5/1/2008	N/A	N/A	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	5/1/2007	1/26/2001	5/1/2003	N/A	3/5/2001	9/30/2006	5/1/2002
Davis VA Real Estate Portfolio	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

Fund	Allianz Vision	Allianz Charter	Allianz Charter II	Allianz Custom Income	Allianz Dimentions	Allianz Elite	Valuemark Income Plus
Davis VA Value Portfolio	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	5/1/2002
Franklin Global Real Estate Securities Fund	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	N/A	7/1/1994
Franklin Growth and Income Securities Fund	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	9/30/2006	7/1/1994
Franklin High Income Securities Fund	5/1/2007	1/6/1999	5/1/2003	N/A	11/5/2001	9/30/2006	5/1/1999
Franklin Income Securities Fund	5/1/2007	5/1/2003	10/1/2003	1/6/2006	5/1/2003	9/30/2006	5/1/2003
Franklin Large Cap Growth Securities Fund	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	9/30/2006	5/1/1996
Franklin Rising Dividends Securities Fund	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	N/A	7/1/1994
Franklin Small Cap Value Securities Fund	N/A	1/6/1999	5/1/2003	N/A	11/5/2001	N/A	5/1/1998
Franklin Small-Mid Cap Growth Securities Fund	N/A	1/6/1999	5/1/2003	N/A	3/5/2001	N/A	10/30/1995
Franklin Templeton VIP Founding Funds Allocation Fund	9/21/2007	N/A	N/A	9/21/2007	N/A	9/21/2007	N/A
Franklin U.S. Government Fund	5/1/2007	1/6/1999	5/1/2003	1/6/2006	3/5/2001	9/30/2006	9/1/1994
Invesco V.I. Capital Appreciation Fund	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	5/1/2006
Invesco V.I. Core Equity Fund	N/A	5/1/2006	N/A	N/A	5/1/2006	N/A	N/A
Invesco V.I. International Growth Fund	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
Invesco Van Kampen LIT Capital Growth Portfolio	N/A	5/1/2001	N/A	N/A	5/1/2001	N/A	5/1/2001
Invesco Van Kampen LIT Growth & Income Portfolio	N/A	1/26/2001	N/A	N/A	N/A	N/A	N/A
Jennison Portfolio	N/A	4/30/2010	4/30/2010	N/A	4/30/2010	N/A	4/30/2010
JPMIT International Equity Fund	N/A	4/24/2009	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	N/A	1/26/2009	N/A	N/A	N/A	N/A	N/A
Mutual Global Discovery Securities Fund	5/1/2007	1/6/1999	5/1/2003	5/1/2007	3/5/2001	9/30/2006	10/25/1996
Mutual Shares Securities Fund	5/1/2007	1/6/1999	5/1/2003	1/6/2006	3/5/2001	9/30/2006	11/8/1996
Oppenheimer Global Securities Fund/VA	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	5/1/2002
Oppenheimer High Income Fund/VA	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	5/1/2002
Oppenheimer Main Street Fund/VA	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	5/1/2002
PIMCO EqS Pathfinder Portfolio	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010	4/30/2010
PIMCO VIT All Asset Portfolio	5/1/2007	N/A	5/3/2004	1/6/2006	N/A	9/30/2006	5/3/2004
PIMCO VIT Commodity RealReturn Strategy Portfolio	5/1/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005
PIMCO VIT Emerging Markets Bond Portfolio	5/1/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005
PIMCO VIT Global Bond Portfolio	5/1/2007	N/A	N/A	N/A	N/A	9/30/2006	5/2/2005
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT High Yield Portfolio	5/1/2007	1/26/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	11/5/2001
PIMCO VIT Real Return Portfolio	5/1/2007	N/A	5/1/2003	1/6/2006	N/A	9/30/2006	5/1/2003
PIMCO VIT Total Return Portfolio	5/1/2007	1/26/2001	5/1/2003	1/6/2006	3/5/2001	9/30/2006	11/5/2001
Seligman Global Technology Portfolio	N/A	1/26/2001	N/A	N/A	3/5/2001	N/A	N/A
Seligman Small-Cap Value Portfolio	N/A	1/26/2001	5/1/2003	N/A	3/5/2001	N/A	5/1/2002
SP International Growth Portfolio	N/A	12/15/2000	5/1/2003	N/A	3/5/2001	N/A	5/1/2001
Templeton Foreign Securities Fund	N/A	5/1/2003	10/1/2003	1/6/2006	5/1/2003	9/30/2006	5/1/2003
Templeton Global Bond Securities Fund	5/1/2007	1/6/1999	N/A	5/1/2007	N/A	5/1/2007	9/1/1994
Templeton Growth Securities Fund	5/1/2007	5/1/2003	10/1/2003	5/1/2007	5/1/2003	9/30/2006	5/1/2003

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

During the years ended December 31, 2010 and 2009, several funds changed their name as summarized with the effective date of the change in the following table:

Current Fund Name	Prior Fund Name	Effective Date
AZL JPMorgan U.S. Equity fund	AZL Oppenheimer Main Street Fund	January 26, 2009
AZL JPMorgan Large Cap Equity Fund	AZL Legg Mason Value Fund	January 26, 2009
AZL BlackRock Growth Fund	AZL Legg Mason Growth Fund	January 26, 2009
Templeton Global Bond Securities Fund	Templeton Global Income Securities Fund	April 23, 2009
AZL Dreyfus Equity Growth Fund	AZL Dreyfus Founders Equity Growth Fund	April 23, 2009
Mutual Global Discovery Securities Fund	Mutual Discovery Securities Fund	April 23, 2009
AZL Eaton Vance Large Cap Value Fund	AZL Van Kampen Comstock Fund	October 23, 2009
AZL Van Kampen International Equity Fund	AZL Van Kampen Global Franchise Fund	October 23, 2009
AZL MFS Investors Trust Fund	AZL Jennison 20/20 Focus Fund	October 23, 2009
AZL Growth Index Strategy Fund	AZL Moderate Index Strategy Fund	April 30, 2010
AZL Invesco International Equity Fund	AZL AIM International Equity Fund	April 30, 2010
Invesco V.I. Capital Appreciation Fund	AIM V.I. Capital Appreciation Fund	April 30, 2010
Invesco V.I. Core Equity Fund	AIM V.I. Core Equity Fund	April 30, 2010
Invesco V.I. International Growth Fund	AIM V.I. International Growth Fund	April 30, 2010
AZL Morgan Stanley Global Real Estate Fund	AZL Van Kampen Global Real Estate Fund	July 16, 2010
AZL Morgan Stanley International Equity Fund	AZL Van Kampen International Equity Fund	July 16, 2010
AZL Morgan Stanley Mid Cap Growth Fund	AZL Van Kampen Mid Cap Growth Fund	July 16, 2010
AZL Allianz AGIC Growth Fund	AZL OCC Growth Fund	July 16, 2010
AZL Allianz AGIC Opportunity Fund	AZL OCC Opportunity Fund	July 16, 2010
Invesco Van Kampen LIT Capital Growth Portfolio	Van Kampen LIT Capital Growth Portfolio	July 16, 2010

During the years ended December 31, 2010 and 2009, the following funds were closed to new money:

Fund	Date Closed
Davis VA Financial Portfolio	October 23, 2009
AZL Allianz Global Investors Select Fund	April 30, 2010
Franklin Zero Coupon Fund 2010	April 30, 2010
Mutual Global Discovery Securities Fund	December 17, 2010

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

During the years ended December 31, 2010 and 2009, the following funds were added as available options:

Fund	Date Opened
JPMIT International Equity Fund	April 23, 2009
JPMorgan Insurance Trust U.S. Equity Portfolio	April 23, 2009
AZL Allianz Global Investors Select Fund	October 23, 2009
AZL Balanced Index Strategy Fund	October 23, 2009
AZL Franklin Templeton Founding Strategy Plus Fund	October 23, 2009
AZL Fusion Conservative Fund	October 23, 2009
AZL International Index Fund	October 23, 2009
AZL Moderate Index Strategy Fund	October 23, 2009
AZL OCC Growth Fund	October 23, 2009
PIMCO VIT Global Multi-Asset Portfolio	October 23, 2009
AZL Gateway Fund	April 30, 2010
AZL Mid Cap Index Fund	April 30, 2010
PIMCO EqS Pathfinder Portfolio	April 30, 2010
Jennison Portfolio	April 30, 2010

During the years ended December 31, 2010 and 2009, several funds were merged or replaced. The fund names and effective date of the mergers or replacements are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged
Franklin Money Market Fund	AZL Money Market Fund	April 23, 2009
Franklin Global Communications Securities Fund	AZL Money Market Fund	April 23, 2009
Van Kampen LIT Enterprise Portfolio	AZL Money Market Fund	April 23, 2009
J.P. Morgan International Opportunities Portfolio	JPMIT International Equity Fund	April 23, 2009
J.P. Morgan U.S. Large Cap Core Equity Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	April 23, 2009
PIMCO VIT StocksPLUS Growth and Income Portfolio	AZL Money Market Fund	July 17, 2009
AZL BlackRock Growth Fund	AZL BlackRock Capital Appreciation Fund	October 23, 2009
AZL Columbia Technology Fund	AZL BlackRock Capital Appreciation Fund	October 23, 2009
AZL First Trust Target Double Play Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL JPMorgan Large Cap Equity Fund	AZL JPMorgan U.S. Equity fund	October 23, 2009
AZL NACM International Fund	AZL International Index Fund	October 23, 2009
AZL Oppenheimer Global Fund	AZL Van Kampen Global Franchise Fund	October 23, 2009
AZL Oppenheimer International Growth Fund	AZL AIM International Equity Fund	October 23, 2009
AZL PIMCO Fundamental IndexPLUS Total Return Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL Schroder International Small Cap Fund	AZL International Index Fund	October 23, 2009
AZL TargetPLUS Balanced Fund	AZL Balanced Index Strategy Fund	October 23, 2009
AZL TargetPLUS Equity Fund	AZL S&P 500 Index Fund	October 23, 2009
AZL TargetPLUS Growth Fund	AZL Moderate Index Strategy Fund	October 23, 2009
AZL TargetPLUS Moderate Fund	AZL Moderate Index Strategy Fund	October 23, 2009
OpCap Mid Cap Portfolio	AZL Mid Cap Index Fund	April 30, 2010
SP Strategic Partners Focused Growth Portfolio	Jennison Portfolio	April 30, 2010
Templeton Global Asset Allocation Fund	AZL Money Market Fund	April 30, 2010
AZL Allianz Global Investors Select Fund	AZL Balanced Index Strategy Fund	October 15, 2010
AZL Allianz AGIC Growth Fund	AZL BlackRock Capital Appreciation Fund	October 15, 2010
Franklin Zero Coupon 2010 fund	AZL Money Market Fund	December 17, 2010

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 5%, or 7%.  Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life if the reserves required are less than originally estimated.  If additional reserves are required, Allianz Life reimburses the account.

Premium Bonus

A premium bonus is awarded to the contract owner of the Allianz Rewards, Allianz High Five Bonus and Allianz Vision Bonus products at the time of deposit.  The bonus paid is based on the following schedule:

Net Deposit	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus
$0 to $24,999	4%	3%	6%
$25,000 to $99,000	5%	4%	6%
$100,000 to $999,999	6%	5%	6%
$1,000,000 to $4,999,999	7%	6%	6%
$5,000,000 or more	8%	7%	6%

The bonus is vested over three years; therefore, if the contract owner surrenders the policy before the full vesting period, a portion of the bonus can be recaptured by Allianz Life.  The accumulated gain/loss on the bonus is 100% vested as it is earned.  The vesting rates are presented in the following schedule:

Months Following Deposit	Allianz Rewards	Allianz High Five Bonus	Allianz Vision Bonus
0 to 12	0%	0%	0%
13 to 24	35%	35%	35%
25 to 36	70%	70%	70%
37+	100%	100%	100%

Expenses

All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that are calculated and assessed daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Alterity can be summarized as follows:

The Allianz Alterity Contract was launched in January 2000 and sales were discontinued in July 2010. The most recently offered Allianz Alterity Base Contract provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB), where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. An owner could instead select either the Enhanced Guaranteed Minimum Death Benefit (Enhanced GMDB), or the Earnings Protection Guaranteed Minimum Death Benefit (Earnings Protection GMDB). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or (b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The most recently offered Allianz Alterity Contract also provided an optional PRIME Plus Benefit, which included a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The PRIME Plus Benefit provided a guaranteed minimum fixed income stream and was designed for owners who wanted flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also two older versions of the Allianz Alterity Contract that are no longer offered for sale. The May 2003 Contract was replaced by the most recently offered Contract in May 2007. The May 2003 Contracts offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or the Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% or 7%). Both PRIME Benefits included a GMIB and a GPWB. The Original Contract was first offered in January 2000 and was replaced by the May 2003 Contract. The Original Contract automatically provided a Traditional GMIB (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals), or owners could select the optional Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%).

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Most Recently Offered Base Contract without a PRIME Benefit	Most Recently Offered Contract with the PRIME Plus Benefit and
Traditional GMDB	1.50%	2.20%
Earnings Protection GMDB	1.80%	2.45%
Enhanced GMDB	1.80%	2.40%

	Original Contract (which includes the Traditional GMIB)	Original Contract with Enhanced GMIB	May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	May 2003 Contract with the Enhanced PRIME Benefit
Traditional GMDB	1.40%	1.70%	1.50%	1.70%	2.20%
Earnings Protection GMDB	1.60%	1.90%	1.80%	2.00%	2.45%
Enhanced GMDB	1.70%	1.90%	1.80%	1.95%	2.40%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.50% for the most recently offered Allianz Alterity Contract and the May 2003 Contract and 1.40% for the Original Contract.

The M&E charge and administrative charge for Allianz Rewards can be summarized as follows:

The Allianz Rewards Contract was launched in May 2000 and sales were discontinued in May 2010. The most recently offered Allianz Rewards Base Contract automatically provided a bonus of 4% to 8% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The most recently offered Allianz Rewards Base Contract provided a Traditional GMDB, where the death benefit is the greater of current contract value or total purchase payments adjusted for partial withdrawals. An owner could instead select the Enhanced GMDB), the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. The most recently offered Allianz Rewards Contract also provided an optional PRIME Plus Benefit, which included a GMIB and a GPWB.  The PRIME Plus Benefit provided a guaranteed minimum fixed income stream and was designed for owners who wanted flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

There are also three older versions of the Allianz Rewards Contract. The Original Contract was first offered in May 2000. The primary difference between the Original Contract and the most recently offered Contract is the M&E charge for the Original Contract, without any optional benefits, is lower than the most recently offered Contract.  The Original Contract also offered a choice of either the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% or 7%). Both PRIME Benefits included a GMIB and a GPWB. The September 2002 Contract without any optional benefits had the same M&E charge as the Original Contract, but the September 2002 Contract only offered an Enhanced GMIB for an additional charge (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 5%), but did not offer a PRIME Benefit. The May 2003 Contract replaced both the Original Contract and the September 2002 Contract. The May 2003 Contract also offered a choice of either the Traditional PRIME Benefit or Enhanced PRIME Benefit that were available on the Original Contract, but the charge for these features was higher than for the Original Contract.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:
	May 2003 Contract without a PRIME Benefit	May 2003 Contract with the Traditional PRIME Benefit	May 2003 Contract with the Enhanced PRIME Benefit	Most Recently Offered Base Contract and PRIME Benefit	Most Recently Offered Contract with the PRIME Plus Benefit and
Traditional GMDB	1.70%	1.90%	2.40%	1.70%	2.40%
Enhanced GMDB	2.00%	2.15%	2.60%	2.00%	2.60%

	Original Contract without a PRIME Benefit	Original Contract with the Traditional PRIME Benefit	Original Contract with the Enhanced PRIME Benefit	September 2002 Contract without the GMIB	September 2002 Contract with the Enhanced GMIB
Traditional GMDB	1.65%	1.85%	2.35%	1.65%	1.95%
Enhanced GMDB	1.85%	2.05%	2.55%	1.95%	2.15%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70% for the most recently offered Allianz Rewards Contract and the May 2003 Contract; and the charges are 1.65% for the Original Contract and the September 2002 Contract.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010
The M&E charge and administrative charge for Allianz Charter can be summarized as follows:
Allianz Charter was launched in January 1999 and sales were discontinued in May 2003. The Allianz Charter contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments less partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value.

Charges during the Accumulation and Annuity Phases (includes a 0.15% administrative charge) are as follows:
	Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payments
Traditional GMDB	1.15%	1.15%
Enhanced GMDB	1.35%	1.15%

The M&E charge for Allianz Charter II can be summarized as follows:
Allianz Charter II was launched in May 2003 and sales were discontinued in May 2005. The Allianz Charter II contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the optional Earnings Protection GMD). Under the Enhanced GMDB, the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value.

The Allianz Charter II contract also offered a choice of the Traditional PRIME Benefit (where the guaranteed value is based on total purchase payments adjusted for partial withdrawals) or Enhanced PRIME Benefit (where the guaranteed values are based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3% and 7%). The PRIME Benefits include a GPWB and a GMIB. The PRIME Benefits provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a PRIME Benefit	Contracts with the Traditional PRIME Benefit	Contracts with the Enhanced PRIME Benefit
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	2.05%	2.20%	2.65%
Earnings Protection GMDB	2.05%	2.25%	2.70%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz Dimensions can be summarized as follows:
Allianz Dimensions was launched in March 2001 and sales were discontinued in May 2002. The Allianz Dimensions contract automatically provided a Return of Principal GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. In all states except Washington, the owner could instead select either the optional Double Principal GMDB, or the Earnings Protection GMDB for an additional charge. Under the Double Principal GMDB the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) after the fifth Contract Anniversary, double total purchase payments adjusted for partial withdrawals. Under the Earnings Protection GMDB, the death benefit is the current contract value or the greater of: a) the Return of Principal GMDB, or b) contract value plus an additional amount based on the owner’s age and the lesser of either total purchase payments or contract value less total purchase payments. In the state of Washington, the owner could instead select the optional Enhanced GMDB for an additional charge. Under the Enhanced GMDB, the death benefit is the greater of: a) current contract value, b) the highest contract anniversary value, or c) total purchase payments adjusted for partial withdrawals increased annually by 3%.

The Allianz Dimensions contract also automatically included the Guaranteed Value Protection (GVP) through the Guaranteed Principal Protector Benefit (GPP Benefit), or the owner could instead select the Guaranteed Performance Accumulator Benefit (GPA Benefit) that was available under the GVP for an additional charge. However, if the contract was owned by a non-individual or trust, the GVP was not available. The GPP Benefit guaranteed the return of principal adjusted for withdrawals. The GPA Benefit locked in the highest contract value every ten years, with the minimum guarantee of two times the total purchase payments adjusted for partial withdrawals at the 20th Contract Anniversary.

M&E charges during the Accumulation Phase are as follows:
	Return of Principal GMDB	Double Principal GMDB	Earnings Protection GMDB or the Enhanced GMDB
GPP Benefit or no GVP	1.50%	1.80%	1.70%
GPA Benefit	1.70%	2.00%	1.90%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.50%.
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010
The M&E charge for Allianz Elite can be summarized as follows:
Allianz Elite was launched in September of 2006 and sales were discontinued in December 2007. Allianz Elite featured a decreasing M&E charge. The M&E charge decreases 0.05% each year for three years beginning in the third contract year, until it has decreased by a total of 0.15% by the fifth contract year. Allianz Elite also offered the optional Short Withdrawal Charge Option that reduced the withdrawal charge period from seven years to four years. The Short Withdrawal Charge Option carried an additional M&E charge of 0.35% for the first seven contract years.

Allianz Elite automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional 0.30% M&E charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%.

Allianz Elite also offered the optional PRIME Plus Benefit, which carried an additional M&E charge. The PRIME Plus Benefit is the only optional benefit that can be selected after the contract is issued and it includes a GPWB and a GMIB. The PRIME Plus Benefit provides a guaranteed minimum fixed income stream and is designed for owners who want flexibility in the way they access income. The guaranteed income is based on the greater of: (a) current contract value, (b) the highest contract anniversary value, or (c) total purchase payments adjusted for partial withdrawals increased annually by 7%.

M&E charges during the Accumulation Phase are as follows:
	Contracts with no optional benefits	Contracts with the Short Withdrawal Charge Option	Contracts with the PRIME Plus Benefit*	Contracts with Short Withdrawal Charge Option and the PRIME Plus Benefit*
Traditional GMDB	1.15% decreasing to 1.00% by the 5th contract year	1.50% decreasing to 1.35% by the 5th contract year and then decreasing to 1.00% by the 8th contract year	1.85% decreasing to 1.70% by the 5th contract year	2.20% decreasing to 2.05% by the 5th contract year and then decreasing to 1.70% by the 8th contract year
Enhanced GMDB	1.45% decreasing to 1.30% by the 5th contract year	1.80% decreasing to 1.65% by the 5th contract year and then decreasing to 1.30% by the 8th contract year	2.05% decreasing to 1.90% by the 5th contract year	2.40% decreasing to 2.25% by the 5th contract year and then decreasing to 1.90% by the 8th contract year
*Assumes the PRIME Plus Benefit is selected at contract issue.

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.00%.

The M&E charge for Allianz Custom Income can be summarized as follows:
Allianz Custom Income was launched in January 2006 and sales were discontinued in December 2007. Allianz Custom Income automatically provided a Traditional GMDB for no additional charge where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. Allianz Custom Income also automatically provides the Total Income Package (TIP) of benefits for an additional M&E charge unless the owner elects otherwise at Contract issue. The TIP includes the Increasing Withdrawals Benefit (IWB), the Withdrawals Plus Benefit (WPB), and the Lifetime Income Benefit (LIB). The IWB guarantees a minimum amount of income in the form of partial withdrawals, and the maximum amount that you are able to withdraw can increase each year. The WPB guarantees a minimum amount of lifetime income in the form of partial withdrawals and continued access to Contract Value. The LIB provides lifetime income in the form of Annuity Payments that are guaranteed never to be less than the initial payment made, and the payment amount can increase based on the performance of the Investment Options as frequently as every year. The LIB also provides a Liquidation Value that is available for Excess Withdrawals and/or payment of a death benefit for a limited period of time.

M&E Charges during the Accumulation and Annuity Phase are as follows:
	For Contracts with the TIP	For Contracts without the TIP
During the Accumulation Phase	2.20%	1.45%
During the Annuity Phase under the LIB	2.20%	N/A
During the Annuity Phase under Traditional Annuity Payments	1.45%	1.45%

The M&E charge for Allianz High Five can be summarized as follows:
The Allianz High Five was launched in October 2002 and sales were discontinued in March 2009. The Allianz High Five February 2007 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

The February 2007 Contract also automatically provided Living Guarantees unless the owner elected otherwise at Contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), the GMIB and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a Market Value Adjustment (MVA). The MVA formula compares the interest rates credited at the time of investment, to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative, depending on the rates that are currently being credited on the FPAs.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There are also three older versions of the Allianz High Five Contract. The Original Contract first became available in September 2002. There are two versions of the Original Contract: one was issued before June 22, 2007 and the other was first offered on or after June 22, 2007. The primary difference between the February 2007 Contract and the Original Contract is the Original Contract had fewer restrictions on the availability of certain features and benefits. The May 2005 Contract was replaced by the February 2007 Contract. The primary difference between the February 2007 Contract and the May 2005 Contract is the M&E charge.

M&E charges during the Accumulation Phase are as follows:

	February 2007 Contract and Original Contract issued on or after June 22, 2007	May 2005 Contract and Original Contract issued before June 22, 2007
Traditional GMDB	1.25%	1.40%
Enhanced GMDB	1.45%	1.60%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.25% for the February 2007 Contract and the Original Contract issued on or after June 22, 2007 and are 1.40% for the Original Contract issued before June 22, 2007 and the May 2005 Contract.

The M&E charge and administrative charge for Allianz High Five Bonus can be summarized as follows:

The Allianz High Five Bonus was launched in April 2004 and sales were discontinued in March 2009. The Allianz High Five Bonus May 2007 Contract automatically provides a bonus of 3% to 7% on each purchase payment received before age 81. The bonus is subject to a three-year vesting schedule. The Allianz High Five Bonus Contracts also automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five Bonus also automatically provides Living Guarantees. The Living Guarantees include the GAV Benefit, the GMIB and the GWB. There are no additional fees or charges associated with the Living Guarantees. However, the contract value is monitored daily and systematically transfer amounts between your selected Investment Options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative depending on the rates that are currently being credited on the FPAs.

The GAV Benefit guarantees that beginning on your fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or you begin receiving annuity payments, your contract value will be at least equal to the GAV from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of Contract issue. The GAV is recalculated on each Contract Anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent contract anniversaries, and does not lock in any investment gains until at least five years after they occur. The GMIB guarantees a minimum level of income through annuity payments after the fifth contract year. The GWB guarantees a minimum level of income through partial withdrawals.

There were also two older versions of the Allianz High Five Bonus Contract. The Original Contract first became available in April 2004 and was replaced in nearly all states by the May 2005 Contract. The May 2005 Contract was replaced by the May 2007 Contract and sales were discontinued in March 2009. The primary difference between the May 2007 Contract and the Original and May 2005 Contracts are the length of the withdrawal charge period. Original and May 2005 Contracts have a ten-year withdrawal charge period and the May 2007 Contract has a nine-year withdrawal charge period. The primary difference between the Original Contract and May 2005 Contract is that Original Contracts have no waiting period on the exercise of the GWB and there are no restrictions on allocations of Purchase Payments to the FPAs.

Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:

Charges
Traditional GMDB	1.70%
Enhanced GMDB	1.90%

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.70%.

The M&E charge for Allianz High Five L can be summarized as follows:

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010
The Allianz High Five L was launched in April 2005 and sales were discontinued in March 2009. Allianz High Five L May 2007 Contract automatically provides a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead elect the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five L also offered optional Living Guarantees. The Living Guarantees include the GWB and either the Guaranteed Principal Value Benefit (GPV Benefit) or the GAV Benefit. There is no additional fee or charge for the Living Guarantees with the GPV Benefit; however, there is an additional M&E charge for selecting the GAV Benefit. In addition, the contract value is monitored daily and systematically transfer amounts between your selected investment options and the FPAs to support the Living Guarantees. Owners that transfer or withdraw contract value from a FPA may have the value of the withdrawal or transfer adjusted based on a formula called a MVA. The MVA formula compares the interest rates credited at the time of investment to interest rates being credited when the withdrawal or transfer is made. The amount of any MVA can be either positive or negative depending on the rates that are currently being credited on the FPAs.

The GPV and GAV Benefits guarantee that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the GPV or GAV from five years ago, reduced by subsequent withdrawals. The GPV and GAV are initially equal to the purchase payments received within 90 days of contract issue. The GPV is recalculated on each contract anniversary to equal the previous GPV adjusted for subsequent Purchase Payments and partial withdrawals. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent Purchase Payments and partial withdrawals, or b) the current contract value. The GPV and GAV Benefits do not provide any protection until the fifth and subsequent contract anniversaries, and the GAV does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

There was also an older version of the Allianz High Five L Contract. The Original Contract first became available in April 2005. The primary difference between the May 2007 Contract and the Original Contract is the length of the withdrawal charge period. The Original Contract had a three-year withdrawal charge period and the May 2007 Contract has a four-year withdrawal charge period.

M&E charges during the Accumulation Phase are as follows:
	Traditional GMDB	Enhanced GMDB
No Living Guarantees or Living Guarantees with the GPV Benefit	1.65%	1.85%
Living Guarantees with the GAV Benefit	1.75%	1.95%
The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.65%.

The M&E charge and administrative charge for Allianz Valuemark II and Allianz Valuemark III can be summarized as follows:
Allianz Valuemark II was launched in January 1989 and sales were discontinued in June 1994. Allianz Valuemark III was launched in June 1994 and sales were discontinued in February 1997. The Allianz Valuemark II and Allianz Valuemark III Contracts automatically provided a death benefit of the contract value less any withdrawal charge or contract maintenance charge, or the greater of: a) total purchase payments less partial withdrawals increased by 5% each year, or b) the highest Contract Value from any sixth Contract Anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:
The Allianz Valuemark IV Original Contract was launched in February of 1997 and was replaced by the May 2003 Contract. For Original Contracts that did not have an Enhanced Death Benefit Endorsement (EDB Endorsement), the death benefit was the contract value. Before July 1999, Original Contracts with an EDB Endorsement included Death Benefit Option 1 (DB Option 1). If owners are age 80 or older, the death benefit under DB Option 1 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 1 is based on the contract value or the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. Beginning in July 1999, the owner could instead select Death Benefit Option 2 (DB Option 2). If owners are age 80 or older, the death benefit under DB Option 2 is based on the greater of contract value or purchase payments less withdrawals. If owners are age 79 or younger, the death benefit under DB Option 2 is based on the contract value or the greater of: a) total purchase payments less partial withdrawals, or b) the highest contract anniversary value. Beginning in November 2001, the owner could select for an additional charge the Earnings Protection GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The Original Contract also offered a choice of optional GMIBs for an additional charge. The GMIBs provide guaranteed minimum annuity payments during the Annuity Phase. GMIB Option 1 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals increased annually by 5%, or b) the highest contract value from any sixth contract anniversary. GMIB Option 2 provided a GMIB value of the greater of: a) total purchase payments adjusted for partial withdrawals, or b) the highest contract anniversary value.

The May 2003 Contract was launched in May 2003 and sales were discontinued in May 2007. The May 2003 Contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select either the optional Enhanced GMDB, or the Earnings Protection GMDB. Under the Enhanced GMDB the death benefit is the current contract value or the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 3%. Under the Earnings Protection GMDB the death benefit is the current contract value or the greater of: a) total purchase payments adjusted for partial withdrawals, or b) contract value plus an additional amount based on the owner’s age and the lesser of total purchase payments or contract value. The May 2003 Contract also offered an optional Traditional GMIB for an additional charge where the GMIB value is total purchase payments adjusted for partial withdrawals.
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010
Charges during the Accumulation Phase (includes a 0.15% administrative charge) are as follows:
	Original Contracts without a GMIB	Original Contracts with a GMIB	May 2003 Contracts without the Traditional GMIB	May 2003 Contracts with the Traditional GMIB
Without the EDB Endorsement	1.49%	1.79%	N/A	N/A
With DB Option 1 or DB Option 2	1.49%	1.79%	N/A	N/A
Traditional GMDB	N/A	N/A	1.75%	1.90%
Enhanced GMDB	N/A	N/A	2.05%	2.15%
Earnings Protection GMDB	1.59%	1.89%	2.05%	2.20%

The charges during the Annuity Phase if the owner takes variable annuity payments under the May 2003 Contract are 1.75%, and under the Original Contract the charges are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark Income Plus can be summarized as follows:
Allianz Valuemark Income Plus was launched in July 1994 and sales were discontinued in May 2006. The Allianz Valuemark Income Plus was an immediate single payment annuity. The M&E Charges if the owner took variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge for Allianz Vision can be summarized as follows:
The Allianz Vision Contract was launched in June 2007, and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In November 2007, Lifetime Plus II Benefit became available. In March 2008, Target Date Retirement Benefit and No Withdrawal Charge Option became available. In July 2008 Lifetime Plus 10 Benefit became available. In January 2009 Target Date Retirement Benefit was replaced with Target Date 10 Benefit, Lifetime Plus Benefit was discontinued and the additional M&E charge for Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In August 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge.

Allianz Vision Base Contract provides a Traditional Death Benefit or the owner can instead select Quarterly Value Death Benefit for an additional M&E charge, which locks in the highest contract value from any quarterly anniversary. Quarterly Value Death Benefit also requires selection of Investment Protector or Income Protector, for Contracts issued May 1, 2010 and after. The Contract also allows the owner to select at issue for an additional M&E charge either: a) Bonus Option that provides a 6% bonus that is subject to a three year vesting schedule and increases the withdrawal charge period from seven years to nine years, b) Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or c) No Withdrawal Charge Option that eliminates the withdrawal charge.

The current No Withdrawal Charge Option also requires selection of Investment Protector or Income Protector. The prior No Withdrawal Charge Option that was available before August of 2009 required selection of a Target Date Benefit or a Lifetime Benefit. Investment Protector and the Target Date Benefits provide a future guarantee of contract value. Income Protector and the Lifetime Benefits provide lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and the death benefit.

M&E and Rider charges during the Accumulation Phase are as follows:
CONTRACT ANNUAL EXPENSES	M&E & Rider Charges
Base Contract	1.40%
Additional Charges for Optional Benefits
Quarterly Value Death Benefit	0.30%
Bonus Option	0.30%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option	0.35%
Investment Protector	0.90%
Income Protector:
Single Lifetime Plus Payments	1.05%
Joint Lifetime Plus Payments	1.20%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
Lifetime Plus Benefit
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (issued 1/26/2009 and after)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (issued before 1/26/2009)
Single Lifetime Plus Payments (1)	0.80%
Joint Lifetime Plus Payments (2)	0.95%

(1) On the Benefit Date the current M&E charge reduces to 0.70%
(2) On the Benefit Date the current M&E charge reduces to 0.85%
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.70% for a Contract with the Bonus Option.

The M&E charge for Allianz Connections can be summarized as follows:

The Allianz Connections was launched in November 2007 and sales were discontinued in August  2009. The initial version included the optional Lifetime Plus II Benefit and Quarterly Value Death Benefit. In July 2008 Short Withdrawal Charge Option, No Withdrawal Charge Option, Target Date Retirement Benefit and Lifetime Plus 10 Benefit became available. In January 2009 the Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus II and Lifetime Plus 10 Benefits increased. In March 2009, all optional benefits were discontinued except Short Withdrawal Charge Option and Quarterly Value Death Benefit.

Allianz Connections Base Contract provided a Traditional Death Benefit or the owner could instead select Quarterly Value Death Benefit for an additional M&E charge, which locked in the highest contract value from any quarterly anniversary. The Contract also allowed the owner to select at issue for an additional M&E charge either: a) Short Withdrawal Charge Option that shortens the withdrawal charge period from seven years to four years, or b) No Withdrawal Charge Option that eliminates the withdrawal charge. The Contract also offered selection of either Target Date Benefits or Lifetime Benefits.

No Withdrawal Charge Option also required selection of a Target Date Benefit or a Lifetime Benefit. The Target Date Benefits provided a future guarantee of contract value. The Lifetime Benefits provided lifetime income and continued access to both Contract Value and a death benefit for a period of time, as opposed to Annuity Payments that provide higher periodic lifetime income payments but eliminate both contract value and death benefit.

M&E Charges during the Accumulation Phase are as follows:

Base Contract	1.15%
Additional Charges for Optional Benefits
Quarterly Value Death Benefit	0.30%
Short Withdrawal Charge Option	0.45%
Target Date 10 Benefit	0.55%
Target Date Retirement Benefit	0.40%
No Withdrawal Charge Option	0.60%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (issued 1/26/2009 and after)
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus II Benefit and Lifetime Plus 10 Benefit (issued before 1/26/2009)
Single Lifetime Plus Payments (1)	0.80%
Joint Lifetime Plus Payments (2)	0.95%

(1) On the Benefit Date the current M&E charge reduces to 0.70%
(2) On the Benefit Date the current M&E charge reduces to 0.85%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.15%.

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender. During the Annuity Phase, a portion of this charge is deducted from each annuity payment. The amount of the charge is $30 each year for Allianz Valuemark II and III, and Allianz Valuemark IV contracts; $40 for Allianz Alterity, Allianz Charter, Allianz Dimensions, Allianz High Five, Allianz High Five Bonus, Allianz High Five L and Allianz Rewards contracts; and $50 for Allianz Charter II, Allianz Elite, Allianz Connections and Allianz Vision contracts. There is no separate maintenance charge for Allianz Custom Income and Allianz Valuemark Income contracts. The contract maintenance charge is not assessed if the Contract Value is at least $100,000 for Allianz Alterity, Allianz Charter, Allianz Elite, Allianz Valuemark II and Allianz Valuemark III, Allianz Vision and Allianz Connections contracts; $75,000 for Allianz Rewards, Allianz Charter II, Allianz High Five, Allianz High Five Bonus and Allianz High Five L contracts; and $50,000 for Allianz Dimensions and Allianz Valuemark IV contracts. Contract maintenance charges paid by the owners during the years ended December 31, 2010 and 2009, were $5,450,000 and $5,454,000, respectively. These charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges.

A rider charge is assessed during the Accumulation Phase for Allianz Vision contracts with Investment Protector or Income Protector, which were made available with the contract in August 2009. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. The Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit, the owner must continue to hold the Contract until the future date. Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010
The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, or as a percentage of the Benefit Base under Income Protector. The rider charge is calculated daily beginning on the day after the rider effective date. The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value (and bonus value, if applicable), but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). The charge deducted for Investment Protector is 0.80%. The current charge deducted for Investment Protector (as of May 2010) is 0.90%. The current charge deducted for Income Protector is 1.05% for single Lifetime Plus Payments and 1.20% for joint Lifetime Plus Payments.

A withdrawal charge is deducted during the Accumulation Phase at the time of withdrawal on Allianz Alterity, Allianz Charter II, Allianz Dimensions, Allianz Elite, Allianz Connections, Allianz High Five, Allianz High Five Bonus, Allianz High Five L, Allianz Rewards, Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Vision deferred annuity contracts. If the withdrawal is a partial withdrawal, the charge is deducted from the contract value. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. Allianz Alterity and Allianz Dimensions use the number of complete contract years since a purchase payment was received to determine the withdrawal charge percentage; all other products use the number of complete calendar years since a purchase payment was received. In certain states, the withdrawal charge may be different than what is indicated in the following table.
Withdrawal charges are as follows:
Complete Years Since Payment	Allianz Alterity(1)	Allianz Connections(2)	Allianz High Five	Allianz High Five Bonus(3)	Allianz High Five L(4)	Allianz Rewards(5)	Allianz Vision(6,7)
0	7%	8.5%	8%	8.5%	8.5%	8.5%	8.5%
1	6%	8.5%	8%	8.5%	7.5%	8.5%	8.5%
2	5%	7.5%	7%	8.5%	5.5%	8.5%	7.5%
3	4%	6.5%	6%	8%	3%	8.5%	6.5%
4	3%	5%	5%	7%	0%	8%	5%
5	2%	4%	4%	6%	0%	7%	4%
6	0%	3%	3%	5%	0%	6%	3%
7	0%	0%	0%	4%	0%	5%	0%
8	0%	0%	0%	3%	0%	4%	0%
9	0%	0%	0%	0%	0%	3%	0%
10 +	0%	0%	0%	0%	0%	0%	0%

(1)	This is the withdrawal charge for the Current Contract and the May 2003 Contract. The withdrawal charge for the Original Contract is six years, and the charge is 7%, 6%, 5%, 4%, 3%, and 0%.
(2)
This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

(3)
This is the withdrawal charge for the Current Contract. The withdrawal charge for the Original Contract and the May 2006 Contract is ten years and the charge is 8.5%, 8.5%, 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, and 0%.

(4)	This is the withdrawal charge for the May 2007 Contract. The withdrawal charge for the Original Contract is three years, and the charge is 8%, 7%, 5%, and 0%.
(5)	In Connecticut and New Jersey, the withdrawal charge is 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, 2.0%, 1.0%, and 0.0% for the time periods referenced.
(6)
This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, and 0%. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%. There is no withdrawal charge for a Contract with the No Withdrawal Charge Option.

(7)
In Mississippi, the withdrawal charge is 8.5%, 7.5%, 6.5%, 5.5%, 5%, 4%, 3%, and 0% for the time periods referenced. In Connecticut, the withdrawal charge is 8.5%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3%, 2% and 0% for the time periods referenced. In Mississippi, the withdrawal charge is 8%, 8%, 8%, 8%, 7%, 6%, 5%, 3.5%, 1.5% and 0% for the time periods referenced.

Complete Years Since Payment	Allianz Valuemark II	Allianz Valuemark III	Allianz Valuemark IV	Allianz Elite(8)	Allianz Charter II	Allianz Dimensions	Allianz Custom Income
0	5%	6%	6%	8.5%	8%	8%	8%
1	5%	5%	6%	8.5%	7%	7%	8%
2	4%	4%	6%	7.5%	0%	7%	7%
3	3%	3%	5%	6.5%	0%	6%	6%
4	1.5%	1.5%	4%	5%	0%	5%	5%
5	0%	0%	3%	4%	0%	4%	4%
6	0%	0%	2%	3%	0%	3%	3%
7	0%	0%	0%	0%	0%	0%	0%
8	0%	0%	0%	0%	0%	0%	0%
9	0%	0%	0%	0%	0%	0%	0%
10 +	0%	0%	0%	0%	0%	0%	0%

(8)	This is the withdrawal charge for the Base Contract. The withdrawal charge for the Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3%, and 0%.

Total withdrawal charges paid by owners during the years ended December 31, 2010 and 2009, were $68,179,657 and $56,561,284 respectively.
Allianz Dimensions, Allianz Valuemark IV, Allianz Elite, Allianz Alterity, Allianz High Five, Allianz Vision, and Allianz Connections all include a waiver of withdrawal charge benefit for nursing home confinement and/or diagnosis of a terminal illness.
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010
A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a portion of their total purchase payments each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Valuemark II and III, Allianz Valuemark IV, Allianz Alterity, Allianz Rewards, Allianz High Five Bonus, Allianz High Five, Allianz High Five L, Allianz Dimensions, Allianz Elite, Allianz Vision, Allianz Connections, and Allianz Custom Income contracts that do not include the TIP. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark II and III each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark IV, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz Dimensions, each year during the first five contract years the owner can withdraw up to 10% of total purchase payments, and the owner can withdraw up to 20% of total purchase payments each year after that. For Allianz Alterity, each year the owner can withdraw 12% of total purchase payments, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Rewards and Allianz High Five Bonus, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz High Five and Allianz Vision, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Elite, Allianz Custom Income, Allianz High Five L and Allianz Connections, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

On Allianz Alterity and Allianz Rewards, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz High Five Original Contracts, Allianz Charter II and Allianz Dimensions, under annuity options 2 or 4, partial liquidations of up to 75% of the total liquidation value (less any previously liquidated amounts) are available once each year beginning five years after the income date during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected.

On Allianz Valuemark Income Plus, under annuity options 2 or 4, partial liquidations of up to 75% of the total withdrawal value (less any previously liquidated amounts) are available once each year after the first contract year during the lifetime of the annuitant(s), while the number of variable traditional annuity payments made is less than the guaranteed number of payments selected. On Allianz Valuemark Income Plus under annuity option 6, owners may also take a liquidation once each year after the fist contract year of up to 100% of the total withdrawal value (less any previously liquidated amounts). The total liquidation value (or total withdrawal value) is equal to the present value of the remaining guaranteed variable traditional annuity payments, to the end of the guaranteed period, using the selected assumed investment rate as the interest rate for the present value calculation, less a commutation fee.

Commutation fee during the Annuity Phase under annuity option 2, 4 or 6 are as follows:
Complete Years Since Income Date	Allianz Alterity	Allianz Rewards	Allianz High Five Original Contracts	Allianz Charter II	Allianz Dimensions	Allianz Valuemark Income Plus
0	5%	7%	N/A	N/A	N/A	5%
1	4%	6%	N/A	N/A	N/A	5%
2	3%	5%	N/A	N/A	N/A	4%
3	2%	4%	N/A	N/A	N/A	3%
4	1%	3%	N/A	N/A	N/A	2%
5	1%	2%	4%	4%	7%	1%
6	1%	1%	3%	3%	6%	1%
7	1%	1%	2%	2%	5%	1%
8	1%	1%	1%	1%	4%	1%
9	1%	1%	1%	1%	3%	1%
10	1%	1%	1%	1%	2%	1%
11+	1%	1%	1%	1%	1%	1%
On Allianz Alterity and Allianz High Five Original Contracts a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. 100% of the total liquidation value is available annually on Allianz Alterity and Allianz High Five Original Contracts and the withdrawal charge is based on the number of contract years since the payment was received. On Allianz Dimensions, a withdrawal charge is deducted for liquidations taken during the Annuity Phase under annuity option 6. 100% of the total liquidation value is available annually beginning on the fifth Contract Anniversary on Allianz Dimensions.

Withdrawal charge during the Annuity Phase under annuity option 6 are as follows:
Complete Years Since Payment/ Issue Date	Allianz Alterity	Allianz High Five Original Contracts	Allianz Dimensions
0	7%	8%	N/A
1	6%	8%	N/A
2	5%	7%	N/A
3	4%	6%	N/A
4	3%	5%	N/A
5	0%	4%	4%
6	0%	3%	3%
7+	0%	0%	0%
Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer for all products (or 2% of the amount transferred, if less, for Allianz Valuemark II, Allianz Valuemark III, Allianz Valuemark IV, and Allianz Charter). The follow transfers do not count  against any free transfers allowed and are not subject to a transfer fee: dollar
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

cost averaging transfers; flexible rebalancing transfers, GAV or GPV Transfers under any High Five Living Guarantees; or quarterly reblalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector or Income Protector. - fees paid by the contract owners during the years ended December 31, 2010 and 2009 were $16,797 and $15,402 respectively. Net transfers (to)/from the general account during the years ended December 31, 2010 and 2009 were $(192,757,000) and $(339,872,000), respectively.

Allianz Dimensions has an optional Increased Annuity Payment Benefit that carries an additional charge per $100 of the basic annuity payment, depending on the annuitant’s age and gender; the maximum charge ranges from $0.95 to $9.97. Allianz Dimensions also offered optional Guaranteed Value Protection Benefits (GVPs), which provided either the Guaranteed Principal Protector Benefit or the Guaranteed Performance Accumulator Benefit. During the Accumulation Phase, the GVPs carry an additional charge based on the contract anniversary value that is deducted on the last day of each contract year. If the Dimensional Asset Allocation Model requirements are met, the GVP charge will not be more than 2% for the first ten contract years; otherwise, the GVP charge will not be more than 3% for the first ten contract years. On and after the tenth contract anniversary, the GVP charge can be increased to 5%.

Premium taxes or other taxes payable to a state or other governmental entity may be assessed based on Purchase Payments or amounts applied to Annuity Payments. Allianz Life Insurance Company is responsible for paying these taxes. The Annuity Contract may indicate that the Company deducts this tax from the client’s Contract Value. Currently, the Company does not deduct this tax from the client contracts, although the Company reserves the right to do so in the future.

A rescission is defined as a contract that is returned to the Company by the contract owner and canceled within the free-look period, which is generally 10 days.

Capitalization

Allianz Life may provide seed capital for the establishment of new funds as investment options of the Variable Account. The capitalization transactions are as follows during the year ended December 31, 2010:
[Missing Graphic Reference]

Allianz Life will generally begin to recapture seed capital immediately.  The recapture amount is formula driven, such that if there is positive net activity in the investment option each trading day, 75% will be deemed as available for seed recapture until all seed shares have been liquidated.  All seed capital is invested at a Net Asset Value of $10.00 with the cost basis adjusting only when the investment options distribute income and gains.  Allianz Life reserves the right to make modifications to the frequency of recapturing seed capital.

The recapture transactions are as follows during the year ended December 31, 2010:

Fund	Seed Capital Recaptured	Remaining Seed Capital
AZL Franklin Templeton Founding Strategy Plus Fund	$ 43,354,069	$ -
AZL Allianz AGIC Growth Fund	2,746,494	-
AZL Gateway Fund	10,000,000	-
	$ 56,100,563	$ -

3.      FEDERAL INCOME TAXES

Operations of the Variable Account form a part of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

4.      PURCHASES AND SALES OF INVESTMENTS (IN THOUSANDS)

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 are as follows:

	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$ 17	$ 414
Alger American LargeCap Growth Portfolio	83	659
Alger American MidCap Growth Portfolio	7	538
Alger American SmallCap Growth Portfolio	-	70
AZL Allianz AGIC Growth Fund	5,740	9,087
AZL Allianz AGIC Opportunity Fund	44,402	64,580
AZL Allianz Global Investors Select Fund	20,351	23,620
AZL Balanced Index Strategy Fund	82,989	25,077
AZL BlackRock Capital Appreciation Fund	97,603	98,008
AZL Columbia Mid Cap Value Fund	52,369	43,375
AZL Columbia Small Cap Value Fund	40,487	29,779
AZL Davis NY Venture Fund	55,728	84,418
AZL Dreyfus Equity Growth Fund	49,640	44,581
AZL Eaton Vance Large Cap Value Fund	27,057	53,644
AZL Franklin Small Cap Value Fund	78,029	77,468
AZL Franklin Templeton Founding Strategy Plus Fund	141,211	57,535
AZL Fusion Balanced Fund	282,869	122,552
AZL Fusion Conservative Fund	97,560	24,666
AZL Fusion Growth Fund	144,679	187,501
AZL Fusion Moderate Fund	586,795	153,172
AZL Gateway Fund	31,097	15,860
AZL Growth Index Strategy Fund	194,696	43,406
AZL International Index Fund	38,584	31,609
AZL Invesco International Equity Fund	57,635	101,808
AZL JPMorgan U.S. Equity Fund	23,617	33,776
AZL MFS Investors Trust Fund	37,619	96,399
AZL Mid Cap Index Fund	81,304	22,850
AZL Money Market Fund	947,766	995,067
AZL Morgan Stanley Global Real Estate Fund	46,637	42,134
AZL Morgan Stanley International Equity Fund	44,395	88,159
AZL Morgan Stanley Mid Cap Growth Fund	106,489	113,591
AZL S&P 500 Index Fund	85,738	128,882
AZL Schroder Emerging Markets Equity Fund CL 1	994	7,156
AZL Schroder Emerging Markets Equity Fund CL 2	106,750	109,547
AZL Small Cap Stock Index Fund	46,178	50,699
AZL Turner Quantitative Small Cap Growth Fund	35,127	17,523
AZL Van Kampen Equity and Income Fund	126,130	54,304
AZL Van Kampen Growth and Income Fund	36,117	48,779
BlackRock Global Allocations V.I. Fund	619,920	107,360
Davis VA Financial Portfolio	11,985	24,333
Davis VA Real Estate Portfolio	12	71

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	Cost of Purchases	Proceeds from Sales
Davis VA Value Portfolio	$ 1,947	$ 14,797
Franklin Global Real Estate Securities Fund	6,477	21,834
Franklin Growth and Income Securities Fund	11,638	37,286
Franklin High Income Securities Fund	120,989	90,225
Franklin Income Securities Fund	136,299	170,443
Franklin Large Cap Growth Securities Fund	4,982	24,346
Franklin Rising Dividends Securities Fund	13,268	50,294
Franklin Small Cap Value Securities Fund	1,546	14,591
Franklin Small-Mid Cap Growth Securities Fund	5,775	25,686
Franklin Templeton VIP Founding Funds Allocation Fund	40,373	51,978
Franklin U.S. Government Fund	193,797	203,661
Franklin Zero Coupon Fund 2010	15,146	101,163
Invesco V.I. Capital Appreciation Fund	68	845
Invesco V.I. Core Equity Fund	29	557
Invesco V.I. International Growth Fund	27	176
Invesco Van Kampen LIT Capital Growth Portfolio	2	319
Invesco Van Kampen LIT Growth & Income Portfolio	3	79
Jennison Portfolio	12,784	2,365
JPMIT International Equity Fund	-	46
JPMorgan Insurance Trust U.S. Equity Portfolio	3	94
Mutual Global Discovery Securities Fund	86,651	120,110
Mutual Shares Securities Fund	62,278	112,271
OpCap Mid Cap Portfolio	16,214	74,895
Oppenheimer Global Securities Fund/VA	2,492	17,482
Oppenheimer High Income Fund/VA	13,789	15,664
Oppenheimer Main Street Fund/VA	1,882	11,925
PIMCO EqS Pathfinder Portfolio	2,843	453
PIMCO VIT All Asset Portfolio	182,304	57,577
PIMCO VIT Commodity RealReturn Strategy Portfolio	91,907	63,065
PIMCO VIT Emerging Markets Bond Portfolio	140,562	51,753
PIMCO VIT Global Bond Portfolio	75,491	52,131
PIMCO VIT Global Multi-Asset Portfolio	144,979	10,254
PIMCO VIT High Yield Portfolio	219,161	146,006
PIMCO VIT Real Return Portfolio	148,539	121,917
PIMCO VIT Total Return Portfolio	493,430	290,974
Seligman Global Technology Portfolio	1	264
Seligman Small-Cap Value Portfolio	906	12,825
SP International Growth Portfolio	881	2,997
SP Strategic Partners Focused Growth Portfolio	544	13,731
Templeton Global Asset Allocation Fund	522	10,194
Templeton Foreign Securities Fund	11,566	37,549
Templeton Global Bond Securities Fund	196,968	74,916
Templeton Growth Securities Fund	40,669	82,548

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

5.         CONTRACT TRANSACTIONS – ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)

Transactions in units for each subaccount, excluding units for annuitized contracts, for the years ended December 31, 2010 and 2009 are as follows:

	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	1	16	-	10	-	-
Transfers between funds	(13)	(24)	(23)	(29)	(9)	(20)
Surrenders and terminations	(27)	(17)	(49)	(26)	(37)	(51)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(39)	(25)	(72)	(45)	(46)	(71)

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Growth Fund		AZL Allianz AGIC Opportunity Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	75	8	282	525
Transfers between funds	-	(5)	(125)	44	(962)	1,983
Surrenders and terminations	(8)	(6)	(3)	-	(689)	(536)
Rescissions	-	-	-	-	(9)	(22)
Bonus	-	-	1	-	2	4
Contract Maintenance Charges	-	-	-	-	(3)	(4)
Total Net Contract Transactions	(8)	(11)	(52)	52	(1,379)	1,950

	AZL Allianz Global Investors Select Fund		AZL Balanced Index Strategy Fund		AZL BlackRock Capital Appreciation Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	830	195	4,450	550	2,353	2,402
Transfers between funds	(1,073)	80	1,937	12,509	(318)	23,869
Surrenders and terminations	(17)	-	(495)	(101)	(2,000)	(659)
Rescissions	(25)	(1)	(64)	(1)	(36)	(90)
Bonus	7	4	37	1	17	14
Contract Maintenance Charges	-	-	(4)	(1)	(10)	(4)
Total Net Contract Transactions	(278)	278	5,861	12,957	6	25,532

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	AZL BlackRock Growth Fund		AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	1,327	1,139	1,584	425	881
Transfers between funds	-	(26,685)	548	2,931	873	65
Surrenders and terminations	-	(1,420)	(482)	(304)	(295)	(251)
Rescissions	-	(76)	(31)	(80)	(10)	(39)
Bonus	-	7	8	7	3	6
Contract Maintenance Charges	-	(10)	(2)	(2)	(2)	(2)
Total Net Contract Transactions	-	(26,857)	1,180	4,136	994	660

	AZL Columbia Technology Fund		AZL Davis NY Venture Fund		AZL Dreyfus Equity Growth Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	885	1,940	4,435	552	1,197
Transfers between funds	-	(8,695)	(1,892)	(2,668)	1,479	(861)
Surrenders and terminations	-	(435)	(3,001)	(3,090)	(1,335)	(1,384)
Rescissions	-	(39)	(52)	(182)	(15)	(47)
Bonus	-	7	13	16	4	8
Contract Maintenance Charges	-	(4)	(17)	(22)	(7)	(9)
Total Net Contract Transactions	-	(8,281)	(3,009)	(1,511)	678	(1,096)

	AZL Eaton Vance Large Cap Value Fund		AZL First Trust Target Double Play Fund		AZL Franklin Small Cap Value Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	1,740	1,471	-	3,054	672	1,332
Transfers between funds	(1,370)	(1,691)	-	(14,187)	241	(566)
Surrenders and terminations	(2,242)	(2,361)	-	(352)	(864)	(746)
Rescissions	(16)	(59)	-	(151)	(19)	(52)
Bonus	9	8	-	31	7	8
Contract Maintenance Charges	(11)	(17)	-	(4)	(5)	(6)
Total Net Contract Transactions	(1,890)	(2,649)	-	(11,609)	32	(30)

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund		AZL Fusion Conservative Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	9,567	617	14,635	17,177	3,961	240
Transfers between funds	2,813	364	2,528	5,210	3,329	337
Surrenders and terminations	(153)	(1)	(3,084)	(2,498)	(154)	(1)
Rescissions	(141)	(3)	(290)	(616)	(92)	-
Bonus	75	4	173	156	33	-
Contract Maintenance Charges	-	-	(15)	(12)	(1)	-
Total Net Contract Transactions	12,161	981	13,947	19,417	7,076	576

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	AZL Fusion Growth Fund		AZL Fusion Moderate Fund		AZL Gateway Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	2,246	8,808	41,393	38,156	906	-
Transfers between funds	(2,484)	(3,134)	4,205	1,986	635	-
Surrenders and terminations	(3,769)	(3,850)	(4,340)	(3,236)	(17)	-
Rescissions	(70)	(489)	(706)	(1,051)	(5)	-
Bonus	23	88	305	283	8	-
Contract Maintenance Charges	(30)	(39)	(30)	(26)	-	-
Total Net Contract Transactions	(4,084)	1,384	40,827	36,112	1,527	-

	AZL Growth Index Strategy Fund		AZL International Index Fund		AZL Invesco International Equity Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	13,570	660	434	46	810	1,154
Transfers between funds	2,095	15,796	513	3,581	(2,335)	9,649
Surrenders and terminations	(746)	(112)	(241)	(34)	(1,315)	(757)
Rescissions	(197)	(38)	(5)	(1)	(33)	(67)
Bonus	96	5	3	1	6	10
Contract Maintenance Charges	(5)	(1)	(1)	-	(7)	(6)
Total Net Contract Transactions	14,813	16,310	703	3,593	(2,874)	9,983

	AZL JPMorgan Large Cap Equity Fund		AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	708	540	679	577	2,381
Transfers between funds	-	(11,580)	(525)	6,426	(3,561)	1,027
Surrenders and terminations	-	(738)	(852)	(525)	(1,274)	(1,268)
Rescissions	-	(41)	(15)	(29)	(18)	(109)
Bonus	-	4	6	5	5	14
Contract Maintenance Charges	-	(5)	(6)	(5)	(6)	(8)
Total Net Contract Transactions	-	(11,652)	(852)	6,551	(4,277)	2,037

	AZL Mid Cap Index Fund		AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	479	-	40,981	49,477	579	1,246
Transfers between funds	5,695	-	(31,393)	(42,732)	455	(59)
Surrenders and terminations	(215)	-	(12,530)	(13,192)	(540)	(388)
Rescissions	(54)	-	(614)	(1,822)	(21)	(57)
Bonus	2	-	275	377	6	15
Contract Maintenance Charges	(1)	-	(26)	(25)	(3)	(3)
Total Net Contract Transactions	5,906	-	(3,307)	(7,917)	476	754

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	AZL Morgan Stanley International Equity Fund		AZL Morgan Stanley Mid Cap Growth Fund		AZL NACM International Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	690	1,448	1,173	2,102	-	239
Transfers between funds	(2,028)	5,878	362	1,112	-	(1,455)
Surrenders and terminations	(1,180)	(950)	(1,747)	(1,525)	-	(38)
Rescissions	(25)	(65)	(35)	(83)	-	(17)
Bonus	7	15	10	17	-	1
Contract Maintenance Charges	(7)	(7)	(8)	(11)	-	-
Total Net Contract Transactions	(2,543)	6,319	(245)	1,612	-	(1,270)

	AZL Oppenheimer Global Fund		AZL Oppenheimer International Growth Fund		AZL PIMCO Fundamental IndexPLUS Total Return Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	1,002	-	711	-	492
Transfers between funds	-	(11,329)	-	(9,692)	-	(1,776)
Surrenders and terminations	-	(488)	-	(404)	-	(102)
Rescissions	-	(71)	-	(33)	-	(13)
Bonus	-	7	-	5	-	5
Contract Maintenance Charges	-	(5)	-	(3)	-	(1)
Total Net Contract Transactions	-	(10,884)	-	(9,416)	-	(1,395)

	AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1		AZL Schroder Emerging Markets Equity Fund CL 2
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	2,801	5,137	499	1,286	1,496	1,886
Transfers between funds	(5,070)	19,881	(150)	(248)	103	2,689
Surrenders and terminations	(3,310)	(2,512)	(987)	(652)	(1,848)	(1,339)
Rescissions	(98)	(155)	-	-	(47)	(91)
Bonus	27	43	-	-	13	22
Contract Maintenance Charges	(18)	(16)	(2)	(3)	(8)	(11)
Total Net Contract Transactions	(5,668)	22,378	(640)	383	(291)	3,156

	AZL Schroder International Small Cap Fund		AZL Small Cap Stock Index Fund		AZL TargetPLUS Balanced Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	567	888	2,229	-	7,903
Transfers between funds	-	(2,923)	236	(1,165)	-	(13,819)
Surrenders and terminations	-	(74)	(1,614)	(1,426)	-	(348)
Rescissions	-	(45)	(24)	(62)	-	(241)
Bonus	-	4	10	28	-	88
Contract Maintenance Charges	-	(1)	(6)	(9)	-	(2)
Total Net Contract Transactions	-	(2,472)	(510)	(405)	-	(6,419)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	AZL TargetPLUS Equity Fund		AZL TargetPLUS Growth Fund		AZL TargetPLUS Moderate Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	2,754	-	2,565	-	1,869
Transfers between funds	-	(13,019)	-	(13,103)	-	(9,271)
Surrenders and terminations	-	(267)	-	(235)	-	(349)
Rescissions	-	(90)	-	(121)	-	(103)
Bonus	-	57	-	23	-	12
Contract Maintenance Charges	-	(4)	-	(4)	-	(2)
Total Net Contract Transactions	-	(10,569)	-	(10,875)	-	(7,844)
	AZL Turner Quantitative Small Cap Growth Fund		AZL Van Kampen Equity and Income Fund		AZL Van Kampen Growth and Income Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	305	450	6,664	8,275	713	1,700
Transfers between funds	1,638	160	751	(363)	(493)	(1,201)
Surrenders and terminations	(157)	(130)	(1,044)	(902)	(1,217)	(1,244)
Rescissions	(9)	(15)	(84)	(146)	(29)	(54)
Bonus	1	3	47	63	4	12
Contract Maintenance Charges	(1)	(1)	(6)	(6)	(6)	(8)
Total Net Contract Transactions	1,777	467	6,328	6,921	(1,028)	(795)

	BlackRock Global Allocations V.I. Fund		Davis VA Financial Portfolio		Davis VA Real Estate Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	46,978	36,019	126	904	-	-
Transfers between funds	9,761	14,000	(757)	419	-	(6)
Surrenders and terminations	(2,773)	(1,276)	(430)	(429)	(2)	(7)
Rescissions	(606)	(988)	(3)	(33)	-	-
Bonus	320	243	1	9	-	-
Contract Maintenance Charges	(17)	(6)	(2)	(3)	-	-
Total Net Contract Transactions	53,663	47,992	(1,065)	867	(2)	(13)

	Davis VA Value Portfolio		Franklin Global Communications Securities Fund		Franklin Global Real Estate Securities Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	35	131	-	120	25	366
Transfers between funds	(427)	(620)	-	(6,650)	(173)	(205)
Surrenders and terminations	(812)	(716)	-	(222)	(344)	(352)
Rescissions	-	(4)	-	(5)	(2)	(3)
Bonus	1	-	-	2	-	1
Contract Maintenance Charges	(3)	(4)	-	(2)	(2)	(2)
Total Net Contract Transactions	(1,206)	(1,213)	-	(6,757)	(496)	(195)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund		Franklin Income Securities Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	294	4,635	1,473	1,742	799	5,161
Transfers between funds	(227)	(499)	(82)	2,183	(547)	(1,563)
Surrenders and terminations	(1,334)	(1,840)	(704)	(700)	(2,217)	(1,935)
Rescissions	(1)	(1)	(42)	(41)	(28)	(77)
Bonus	-	-	11	12	4	11
Contract Maintenance Charges	(4)	(6)	(3)	(3)	(7)	(10)
Total Net Contract Transactions	(1,272)	2,289	653	3,193	(1,996)	1,587

	Franklin Large Cap Growth Securities Fund		Franklin Money Market Fund		Franklin Rising Dividends Securities Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	130	2,680	-	-	91	1,942
Transfers between funds	(389)	(618)	-	(1,349)	(318)	(593)
Surrenders and terminations	(913)	(932)	-	(70)	(997)	(1,075)
Rescissions	(1)	(10)	-	-	(1)	(3)
Bonus	2	1	-	-	-	1
Contract Maintenance Charges	(4)	(6)	-	-	(4)	(6)
Total Net Contract Transactions	(1,175)	1,115	-	(1,419)	(1,229)	266

	Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund		Franklin Templeton VIP Founding Funds Allocation Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	26	435	52	1,324	1,115	4,617
Transfers between funds	(320)	(363)	(231)	(533)	(1,781)	34
Surrenders and terminations	(511)	(525)	(724)	(732)	(924)	(623)
Rescissions	(1)	(4)	(1)	(3)	(20)	(292)
Bonus	-	-	1	1	10	19
Contract Maintenance Charges	(2)	(3)	(3)	(4)	(7)	(7)
Total Net Contract Transactions	(808)	(460)	(906)	53	(1,607)	3,748

	Franklin U.S. Government Fund		Franklin Zero Coupon Fund 2010		Invesco V.I. Capital Appreciation Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	1,543	2,805	45	562	-	16
Transfers between funds	(351)	153	(2,425)	(618)	(40)	(63)
Surrenders and terminations	(1,848)	(2,065)	(306)	(272)	(91)	(86)
Rescissions	(23)	(115)	(2)	(55)	-	-
Bonus	16	22	1	6	-	-
Contract Maintenance Charges	(6)	(6)	(1)	(1)	(1)	(1)
Total Net Contract Transactions	(669)	794	(2,688)	(378)	(132)	(134)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	Invesco V.I. Core Equity Fund		Invesco V.I. International Growth Fund		Invesco Van Kampen LIT Capital Growth Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	(12)	(18)	(3)	(13)	(5)	(15)
Surrenders and terminations	(38)	(34)	(13)	(12)	(34)	(33)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(50)	(52)	(16)	(25)	(39)	(48)

	Invesco Van Kampen LIT Growth & Income Portfolio		Jennison Portfolio		J.P. Morgan International Opportunities Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	2	-	-	-
Transfers between funds	-	(13)	1,148	-	-	(25)
Surrenders and terminations	(5)	(11)	(87)	-	-	(1)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	(5)	(24)	1,063	-	-	(26)

	J.P. Morgan U.S. Large Cap Core Equity Portfolio		JPMIT International Equity Fund		JPMorgan Insurance Trust U.S. Equity Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	(49)	-	17	(1)	27
Surrenders and terminations	-	(5)	(3)	(1)	(5)	(1)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Total Net Contract Transactions	-	(54)	(3)	16	(6)	26

	Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund		OpCap Mid Cap Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	1,840	5,080	2,190	7,663	259	1,355
Transfers between funds	(587)	(1,014)	(1,089)	(2,967)	(6,690)	446
Surrenders and terminations	(2,648)	(2,751)	(3,933)	(4,055)	(132)	(264)
Rescissions	(24)	(104)	(22)	(109)	(1)	(52)
Bonus	8	11	7	16	4	8
Contract Maintenance Charges	(8)	(10)	(12)	(18)	(1)	(2)
Total Net Contract Transactions	(1,419)	1,212	(2,859)	530	(6,561)	1,491

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	Oppenheimer Global Securities Fund/VA		Oppenheimer High Income Fund/VA		Oppenheimer Main Street Fund/VA
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	35	93	14	49	62	287
Transfers between funds	(458)	(682)	(509)	398	(344)	(407)
Surrenders and terminations	(747)	(861)	(225)	(245)	(886)	(729)
Rescissions	(2)	(5)	-	(1)	(1)	(7)
Bonus	-	1	-	1	-	1
Contract Maintenance Charges	(3)	(5)	(1)	(1)	(4)	(5)
Total Net Contract Transactions	(1,175)	(1,459)	(721)	201	(1,173)	(860)

	PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio		PIMCO VIT Commodity RealReturn Strategy Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	53	-	5,490	4,341	1,330	2,308
Transfers between funds	198	-	3,922	953	45	2,602
Surrenders and terminations	(7)	-	(1,107)	(878)	(989)	(822)
Rescissions	(1)	-	(75)	(130)	(19)	(104)
Bonus	-	-	46	28	10	16
Contract Maintenance Charges	-	-	(5)	(4)	(5)	(6)
Total Net Contract Transactions	243	-	8,271	4,310	372	3,994

	PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	3,930	1,402	1,911	1,565	8,105	583
Transfers between funds	2,484	1,555	183	114	4,943	507
Surrenders and terminations	(330)	(263)	(499)	(565)	(172)	(2)
Rescissions	(77)	(49)	(39)	(52)	(57)	(4)
Bonus	36	12	18	10	54	8
Contract Maintenance Charges	(2)	(1)	(2)	(2)	(1)	-
Total Net Contract Transactions	6,041	2,656	1,572	1,070	12,872	1,092

	PIMCO VIT High Yield Portfolio		PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Growth and Income Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	2,987	2,421	4,150	3,747	-	16
Transfers between funds	2,099	2,905	(391)	2,727	-	(1,176)
Surrenders and terminations	(1,124)	(771)	(1,974)	(1,684)	-	(97)
Rescissions	(84)	(87)	(66)	(177)	-	-
Bonus	28	15	42	30	-	-
Contract Maintenance Charges	(4)	(4)	(7)	(8)	-	(1)
Total Net Contract Transactions	3,902	4,479	1,754	4,635	-	(1,258)

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	PIMCO VIT Total Return Portfolio		Seligman Global Technology Portfolio		Seligman Small-Cap Value Portfolio
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	10,941	11,803	-	4	15	28
Transfers between funds	3,044	9,146	(5)	(13)	(172)	(154)
Surrenders and terminations	(5,236)	(4,526)	(28)	(33)	(301)	(308)
Rescissions	(178)	(334)	-	-	(1)	(1)
Bonus	77	59	-	-	-	-
Contract Maintenance Charges	(14)	(13)	-	-	(1)	(2)
Total Net Contract Transactions	8,634	16,135	(33)	(42)	(460)	(437)

	SP International Growth Portfolio		SP Strategic Partners Focused Growth Portfolio		Templeton Global Asset Allocation Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	7	36	1	10	5	706
Transfers between funds	(140)	(53)	(1,976)	42	(434)	(20)
Surrenders and terminations	(210)	(140)	(58)	(192)	(701)	(107)
Rescissions	-	(2)	-	(2)	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	(1)	(1)	-	(1)	-	-
Total Net Contract Transactions	(344)	(160)	(2,033)	(143)	(1,130)	579

	Templeton Foreign Securities Fund		Templeton Global Bond Securities Fund		Templeton Growth Securities Fund
	2010	2009	2010	2009	2010	2009
Contract Transactions
Purchase payments	62	2,094	2,462	1,329	1,396	5,102
Transfers between funds	(377)	(662)	1,372	1,417	(1,013)	(1,837)
Surrenders and terminations	(923)	(1,014)	(475)	(364)	(2,642)	(2,428)
Rescissions	(2)	(5)	(37)	(60)	(23)	(62)
Bonus	1	1	16	10	4	5
Contract Maintenance Charges	(4)	(6)	(2)	(2)	(9)	(13)
Total Net Contract Transactions	(1,243)	408	3,336	2,330	(2,287)	767

	Van Kampen LIT Enterprise Portfolio		Total All Funds
	2010	2009	2010	2009
Contract Transactions
Purchase payments	-	-	260,345	299,317
Transfers between funds	-	(16)	(16,463)	(59,892)
Surrenders and terminations	-	-	(94,340)	(88,378)
Rescissions	-	-	(4,329)	(9,548)
Bonus	-	-	1,961	2,048
Contract Maintenance Charges	-	-	(406)	(484)
Total Net Contract Transactions	-	(16)	146,768	143,063

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

6.         FINANCIAL HIGHLIGHTS

A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2010, 2009, 2008, 2007 and 2006, is as follows:

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**		Total Return lowest to highest***
Alger American Capital Appreciation Portfolio
2010	202	$10.34	to	$10.99	$2,082	0.39%	1.15%	to	2.55%	11.15%	to	12.72%
2009	241	$9.24	to	$9.77	$2,227	0.00%	1.15%	to	2.55%	47.30%	to	49.37%
2008	266	$6.23	to	$6.56	$1,750	0.00%	1.15%	to	2.55%	-46.52%	to	-45.76%
2007	318	$11.58	to	$12.11	$3,881	0.00%	1.15%	to	2.55%	30.15%	to	32.00%
2006	380	$8.44	to	$9.33	$3,523	0.00%	1.15%	to	2.55%	16.27%	to	17.90%
Alger American LargeCap Growth Portfolio
2010	419	$7.96	to	$8.56	$3,487	0.73%	1.15%	to	2.55%	10.53%	to	12.09%
2009	491	$6.95	to	$7.65	$3,662	0.67%	1.15%	to	2.55%	43.86%	to	45.88%
2008	536	$4.74	to	$5.38	$2,797	0.22%	1.15%	to	2.55%	-47.51%	to	-46.77%
2007	644	$9.02	to	$10.11	$6,352	0.35%	1.15%	to	2.55%	16.91%	to	18.57%
2006	852	$7.72	to	$8.53	$7,105	0.13%	1.15%	to	2.55%	2.51%	to	3.95%
Alger American MidCap Growth Portfolio
2010	314	$10.91	to	$12.71	$3,756	0.00%	1.15%	to	2.55%	16.38%	to	18.02%
2009	360	$9.37	to	$10.77	$3,661	0.00%	1.15%	to	2.55%	47.88%	to	49.97%
2008	431	$6.34	to	$7.18	$2,941	0.17%	1.15%	to	2.55%	-59.41%	to	-58.83%
2007	537	$15.62	to	$17.45	$8,955	0.00%	1.15%	to	2.55%	28.23%	to	30.05%
2006	732	$12.18	to	$13.42	$9,429	0.00%	1.15%	to	2.55%	7.38%	to	8.88%
Alger American SmallCap Growth Portfolio
2010	80	$8.31	to	$8.83	$681	0.00%	1.15%	to	2.55%	22.14%	to	23.86%
2009	88	$6.34	to	$7.14	$609	0.00%	1.15%	to	2.55%	41.84%	to	43.84%
2008	99	$4.47	to	$4.98	$479	0.00%	1.15%	to	2.55%	-47.95%	to	-47.21%
2007	117	$8.59	to	$9.60	$1,076	0.00%	1.15%	to	2.55%	14.27%	to	15.89%
2006	128	$7.52	to	$8.28	$1,018	0.00%	1.15%	to	2.55%	17.00%	to	18.65%
AZL Allianz AGIC Opportunity Fund
2010	8,653	$13.81	to	$16.43	$127,843	0.00%	1.00%	to	3.15%	15.10%	to	17.60%
2009	10,032	$11.93	to	$13.91	$127,746	0.00%	1.00%	to	3.15%	53.20%	to	56.53%
2008	8,082	$7.83	to	$8.83	$66,668	0.00%	1.00%	to	3.00%	-48.72%	to	-47.68%
2007	10,188	$15.49	to	$16.91	$163,914	0.00%	1.00%	to	2.95%	5.70%	to	7.80%
2006	10,132	$14.61	to	$15.82	$152,821	0.00%	1.00%	to	2.70%	8.71%	to	15.05%
AZL Balanced Index Strategy Fund
2010	18,818	$10.71	to	$10.99	$204,179	0.00%	1.00%	to	3.15%	7.07%	to	9.40%
20095	12,957	$10.00	to	$10.04	$129,820	0.00%	1.00%	to	3.15%	0.87%	to	1.28%
AZL BlackRock Capital Appreciation Fund
2010	30,880	$11.73	to	$13.21	$381,198	0.05%	1.00%	to	3.15%	15.50%	to	18.01%
2009	30,874	$10.15	to	$11.17	$326,427	0.00%	1.00%	to	3.15%	31.25%	to	34.11%
2008	5,342	$7.76	to	$8.30	$42,814	0.00%	1.00%	to	3.00%	-38.26%	to	-37.01%
2007	4,666	$12.70	to	$13.16	$60,239	0.00%	1.00%	to	2.95%	7.68%	to	9.81%
2006	4,061	$11.75	to	$12.07	$48,235	0.00%	1.00%	to	2.60%	-1.03%	to	9.57%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Columbia Mid Cap Value Fund
2010	10,557	$7.15	to	$7.81	$78,391	0.64%	1.00%	to	3.15%	18.86%	to	21.44%
2009	9,377	$5.97	to	$6.42	$57,894	0.84%	1.00%	to	3.15%	28.20%	to	30.99%
2008	5,241	$4.66	to	$4.90	$25,031	0.56%	1.00%	to	3.00%	-53.57%	to	-52.63%
2007	3,891	$10.11	to	$10.36	$39,787	0.01%	1.00%	to	2.95%	0.82%	to	2.82%
2006	1,876	$10.00	to	$10.10	$18,837	0.61%	1.00%	to	2.60%	10.18%	to	10.79%
AZL Columbia Small Cap Value Fund
2010	6,013	$8.82	to	$13.02	$71,518	0.33%	1.00%	to	3.15%	22.02%	to	24.68%
2009	5,019	$7.10	to	$10.42	$48,201	0.28%	1.00%	to	3.15%	20.83%	to	23.45%
2008	4,359	$5.77	to	$8.43	$34,886	0.60%	1.00%	to	3.00%	-34.10%	to	-32.77%
2007	4,688	$11.86	to	$12.55	$57,106	0.25%	1.00%	to	2.95%	-10.92%	to	-9.16%
2006	5,250	$13.28	to	$13.90	$71,186	0.07%	1.00%	to	2.70%	10.39%	to	12.01%
AZL Davis NY Venture Fund
2010	38,649	$9.91	to	$11.85	$407,633	2.39%	1.00%	to	3.15%	8.57%	to	10.93%
2009	41,658	$8.96	to	$10.64	$401,845	0.79%	1.00%	to	3.15%	27.74%	to	30.52%
2008	43,169	$7.12	to	$8.10	$326,971	0.94%	1.00%	to	3.00%	-42.26%	to	-41.10%
2007	30,063	$12.51	to	$13.77	$395,443	0.44%	1.00%	to	2.95%	1.11%	to	3.11%
2006	30,217	$12.34	to	$13.47	$389,221	0.29%	1.00%	to	2.70%	9.24%	to	10.88%
AZL Dreyfus Equity Growth Fund
2010	18,846	$9.23	to	$10.93	$187,958	0.42%	1.00%	to	3.15%	19.11%	to	21.70%
2009	18,168	$7.67	to	$9.00	$150,833	0.51%	1.00%	to	3.15%	30.58%	to	33.42%
2008	19,264	$5.92	to	$6.75	$121,848	0.29%	1.00%	to	3.00%	-43.36%	to	-42.21%
2007	25,805	$10.64	to	$11.71	$287,472	0.06%	1.00%	to	2.95%	5.57%	to	7.67%
2006	11,304	$10.05	to	$10.97	$118,436	0.00%	1.00%	to	2.70%	9.93%	to	10.63%
AZL Eaton Vance Large Cap Value Fund
2010	27,423	$9.06	to	$10.95	$259,905	1.09%	1.00%	to	3.15%	6.42%	to	8.73%
2009	29,313	$8.43	to	$10.02	$266,260	3.12%	1.00%	to	3.15%	22.61%	to	25.27%
2008	31,962	$6.92	to	$7.94	$236,303	2.04%	1.00%	to	3.00%	-38.08%	to	-36.82%
2007	47,291	$11.36	to	$12.59	$564,367	1.45%	1.00%	to	2.95%	-5.08%	to	-3.20%
2006	42,375	$11.93	to	$13.14	$528,044	1.04%	1.00%	to	2.70%	9.38%	to	12.69%
AZL Franklin Small Cap Value Fund
2010	12,993	$16.31	to	$19.02	$224,974	0.81%	1.00%	to	3.15%	23.17%	to	25.84%
2009	12,961	$13.14	to	$15.06	$180,301	1.76%	1.00%	to	3.15%	26.56%	to	29.32%
2008	12,991	$10.43	to	$11.59	$142,496	1.14%	1.00%	to	3.00%	-35.69%	to	-34.39%
2007	16,613	$16.45	to	$17.69	$282,993	0.50%	1.00%	to	2.95%	-7.17%	to	-5.33%
2006	17,997	$17.68	to	$18.82	$327,285	0.28%	1.00%	to	2.70%	10.54%	to	12.35%
AZL Franklin Templeton Founding Strategy Plus Fund
2010	13,142	$10.86	to	$11.12	$145,135	3.10%	1.15%	to	3.15%	6.61%	to	8.76%
20095	981	$10.19	to	$10.22	$54,234	0.47%	1.15%	to	3.15%	1.84%	to	2.23%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Fusion Balanced Fund
2010	67,228	$10.75	to	$12.14	$770,299	2.79%	1.00%	to	3.15%	7.63%	to	9.97%
2009	53,281	$10.01	to	$11.01	$558,063	2.03%	1.00%	to	3.15%	22.78%	to	25.45%
2008	33,864	$8.18	to	$8.75	$286,477	2.37%	1.00%	to	3.00%	-29.59%	to	-28.17%
2007	29,873	$11.74	to	$12.20	$357,955	1.37%	1.00%	to	2.95%	3.98%	to	6.04%
2006	23,672	$11.25	to	$11.55	$269,515	0.33%	1.00%	to	2.60%	6.68%	to	6.82%
AZL Fusion Conservative Fund
2010	7,652	$10.89	to	$11.11	$84,545	0.00%	1.15%	to	3.15%	7.52%	to	9.70%
20095	576	$10.13	to	$10.15	$5,844	2.27%	1.15%	to	3.15%	1.21%	to	1.59%
AZL Fusion Growth Fund
2010	78,607	$10.20	to	$11.45	$835,941	1.73%	1.00%	to	3.15%	9.40%	to	11.78%
2009	82,691	$9.29	to	$10.22	$797,026	2.21%	1.00%	to	3.15%	28.10%	to	30.88%
2008	81,307	$7.27	to	$7.79	$610,094	1.49%	1.00%	to	3.00%	-40.75%	to	-39.55%
2007	87,486	$12.41	to	$12.90	$1,103,016	0.48%	1.00%	to	2.95%	2.66%	to	4.70%
2006	72,625	$12.04	to	$12.37	$883,579	0.07%	1.00%	to	2.60%	9.33%	to	10.05%
AZL Fusion Moderate Fund
2010	129,428	$10.47	to	$11.79	$1,444,737	1.82%	1.00%	to	3.15%	8.28%	to	10.63%
2009	88,601	$9.67	to	$10.61	$894,989	2.04%	1.00%	to	3.15%	25.73%	to	28.47%
2008	52,489	$7.75	to	$8.30	$419,531	2.29%	1.00%	to	3.00%	-34.92%	to	-33.60%
2007	66,147	$12.00	to	$12.48	$809,286	0.95%	1.00%	to	2.95%	3.43%	to	5.48%
2006	54,177	$11.57	to	$11.88	$633,894	0.22%	1.00%	to	2.60%	7.88%	to	8.25%
AZL Gateway Fund
20106	1,527	$10.00	to	$10.10	$15,393	1.39%	1.15%	to	3.15%	-0.15%	to	1.20%
AZL Growth Index Strategy Fund
2010	31,123	$11.03	to	$11.28	$348,066	0.00%	1.00%	to	3.15%	9.90%	to	12.29%
20095	16,310	$10.03	to	$10.07	$163,917	0.00%	1.00%	to	3.15%	1.39%	to	1.80%
AZL International Index Fund
2010	4,296	$10.12	to	$10.36	$43,901	0.54%	1.00%	to	3.15%	3.80%	to	6.05%
20095	3,593	$9.73	to	$9.77	$35,015	0.00%	1.00%	to	3.15%	-1.03%	to	-0.62%
AZL Invesco International Equity Fund
2010	19,392	$14.69	to	$17.40	$302,735	0.46%	1.00%	to	3.15%	9.03%	to	11.40%
2009	22,266	$13.30	to	$15.56	$316,324	1.61%	1.00%	to	3.15%	30.16%	to	32.99%
2008	12,283	$10.31	to	$11.63	$133,883	0.47%	1.00%	to	3.00%	-43.24%	to	-42.09%
2007	15,677	$18.42	to	$20.11	$300,838	0.53%	1.00%	to	2.95%	11.27%	to	13.48%
2006	12,836	$16.51	to	$17.88	$219,438	0.22%	1.00%	to	2.70%	13.31%	to	23.67%
AZL JPMorgan U.S. Equity Fund
2010	13,654	$10.36	to	$11.80	$148,046	0.57%	1.00%	to	3.15%	9.46%	to	11.84%
2009	14,506	$9.39	to	$10.52	$142,389	0.34%	1.00%	to	3.15%	29.57%	to	32.38%
2008	7,955	$7.28	to	$7.92	$60,030	1.00%	1.00%	to	3.00%	-40.50%	to	-39.29%
2007	10,649	$12.34	to	$13.06	$134,696	0.53%	1.00%	to	2.95%	0.76%	to	2.76%
2006	9,984	$12.21	to	$12.78	$124,274	0.54%	1.00%	to	2.70%	8.92%	to	11.55%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MFS Investors Trust Fund
2010	16,719	$13.14	to	$14.68	$229,687	0.13%	1.00%	to	3.15%	7.57%	to	9.91%
2009	20,996	$12.11	to	$13.33	$265,918	0.02%	1.00%	to	3.15%	47.10%	to	50.29%
2008	18,959	$8.28	to	$8.86	$162,427	0.12%	1.00%	to	3.00%	-41.88%	to	-40.71%
2007	13,493	$14.36	to	$14.97	$198,067	0.19%	1.00%	to	2.95%	7.50%	to	9.63%
2006	11,386	$13.35	to	$13.71	$153,824	0.00%	1.00%	to	2.60%	9.90%	to	10.78%
AZL Mid Cap Index Fund
20106	5,906	$10.56	to	$10.69	$62,735	0.26%	1.00%	to	3.15%	7.54%	to	9.11%
AZL Money Market Fund
2010	80,125	$9.05	to	$11.44	$807,404	0.01%	1.00%	to	3.15%	-3.09%	to	-0.99%
2009	83,432	$9.34	to	$11.50	$854,706	0.22%	1.00%	to	3.15%	-2.89%	to	-0.78%
2008	91,349	$9.74	to	$11.49	$968,860	2.35%	1.00%	to	3.00%	-0.59%	to	1.42%
2007	53,522	$10.04	to	$11.35	$576,147	4.71%	1.00%	to	2.95%	1.74%	to	3.75%
2006	37,014	$9.84	to	$11.07	$387,308	4.42%	1.00%	to	2.70%	1.30%	to	1.67%
AZL Morgan Stanley Global Real Estate Fund
2010	9,166	$8.86	to	$9.62	$84,456	1.80%	1.00%	to	3.15%	17.11%	to	19.66%
2009	8,690	$7.53	to	$8.09	$67,671	1.37%	1.00%	to	3.15%	35.84%	to	38.80%
2008	7,936	$5.55	to	$5.84	$45,174	1.84%	1.00%	to	3.00%	-47.44%	to	-46.37%
2007	7,887	$10.64	to	$10.90	$84,856	0.49%	1.00%	to	2.95%	-11.35%	to	-9.59%
20061	5,248	$11.96	to	$12.08	$63,019	1.20%	1.00%	to	2.60%	18.32%	to	18.98%
AZL Morgan Stanley International Equity Fund
2010	19,223	$15.70	to	$18.23	$318,489	0.45%	1.00%	to	3.15%	2.66%	to	4.89%
2009	21,766	$15.16	to	$17.33	$349,516	7.43%	1.00%	to	3.15%	22.40%	to	25.06%
2008	15,447	$12.45	to	$13.83	$202,363	2.02%	1.00%	to	3.00%	-30.68%	to	-29.28%
2007	21,519	$18.22	to	$19.59	$406,292	0.00%	1.00%	to	2.95%	6.61%	to	8.72%
2006	22,029	$17.05	to	$18.14	$386,210	1.55%	1.00%	to	2.70%	7.55%	to	18.03%
AZL Morgan Stanley Mid Cap Growth Fund
2010	25,121	$14.30	to	$17.27	$387,718	0.00%	1.00%	to	3.15%	28.39%	to	31.18%
2009	25,366	$10.98	to	$13.12	$302,330	0.00%	1.00%	to	3.15%	52.77%	to	56.10%
2008	23,754	$7.27	to	$8.38	$184,718	0.30%	1.00%	to	3.00%	-50.04%	to	-49.03%
2007	29,896	$14.85	to	$16.47	$464,770	0.03%	1.00%	to	2.95%	18.62%	to	20.97%
2006	18,548	$12.49	to	$13.75	$241,109	0.00%	1.00%	to	2.70%	6.31%	to	13.18%
AZL S&P 500 Index Fund
2010	47,207	$6.86	to	$8.57	$387,250	1.42%	1.00%	to	3.15%	11.02%	to	13.43%
2009	52,875	$6.11	to	$7.57	$386,786	0.39%	1.00%	to	3.15%	21.47%	to	24.11%
2008	30,497	$4.97	to	$6.10	$183,421	0.00%	1.00%	to	3.00%	-39.47%	to	-38.24%
20072	2,772	$8.16	to	$9.90	$27,330	2.43%	1.00%	to	2.95%	-2.20%	to	-0.91%
AZL Schroder Emerging Markets Equity Fund CL 1
2010	4,684	$11.90	to	$12.25	$44,813	0.77%	1.40%	to	2.20%	10.16%	to	11.04%
2009	5,324	$10.80	to	$11.03	$46,225	0.35%	1.40%	to	2.20%	68.70%	to	70.06%
2008	4,941	$6.40	to	$6.49	$32,104	0.03%	1.40%	to	2.20%	-52.87%	to	-52.49%
20072	24	$13.59	to	$13.65	$335	0.00%	1.40%	to	2.20%	20.41%	to	21.05%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Schroder Emerging Markets Equity Fund CL 2
2010	26,338	$10.28	to	$12.21	$304,360	0.55%	1.00%	to	3.15%	8.92%	to	11.28%
2009	26,629	$9.40	to	$10.95	$279,662	0.20%	1.00%	to	3.15%	66.45%	to	70.07%
2008	23,473	$5.62	to	$6.43	$146,807	0.16%	1.00%	to	3.00%	-53.31%	to	-52.37%
2007	12,698	$12.00	to	$13.51	$169,313	0.01%	1.00%	to	2.95%	15.62%	to	29.01%
20061	4,421	$10.39	to	$10.50	$46,128	0.19%	1.00%	to	2.60%	17.97%	to	18.63%
AZL Small Cap Stock Index Fund
2010	17,571	$9.13	to	$9.82	$164,270	0.59%	1.00%	to	3.15%	21.60%	to	24.24%
2009	18,081	$7.47	to	$7.89	$137,478	0.00%	1.00%	to	3.15%	20.97%	to	23.60%
2008	18,486	$6.18	to	$6.38	$116,150	1.30%	1.00%	to	3.00%	-32.99%	to	-31.63%
20072	1,245	$9.25	to	$9.34	$11,585	1.09%	1.00%	to	2.95%	-7.67%	to	-6.45%
AZL Turner Quantitative Small Cap Growth Fund
2010	4,825	$10.75	to	$11.91	$54,210	0.00%	1.00%	to	3.15%	24.84%	to	27.55%
2009	3,048	$8.56	to	$9.35	$27,136	0.00%	1.00%	to	3.15%	27.32%	to	30.09%
2008	2,581	$6.74	to	$7.20	$17,898	0.00%	1.00%	to	3.00%	-45.03%	to	-43.91%
2007	2,653	$12.37	to	$12.86	$33,333	0.00%	1.00%	to	2.95%	2.97%	to	5.01%
2006	2,943	$11.97	to	$12.29	$35,591	0.00%	1.00%	to	2.60%	8.46%	to	13.97%
AZL Van Kampen Equity and Income Fund
2010	27,543	$11.43	to	$12.98	$334,919	1.30%	1.00%	to	3.15%	8.28%	to	10.63%
2009	21,215	$10.56	to	$11.83	$234,086	2.39%	1.00%	to	3.15%	19.04%	to	21.63%
2008	14,294	$8.95	to	$9.74	$133,400	2.66%	1.00%	to	3.00%	-26.17%	to	-24.68%
2007	19,186	$12.23	to	$12.95	$242,363	1.55%	1.00%	to	2.95%	0.05%	to	2.03%
2006	17,873	$12.20	to	$12.76	$223,287	1.02%	1.00%	to	2.70%	7.23%	to	9.53%
AZL Van Kampen Growth and Income Fund
2010	15,605	$10.95	to	$13.22	$184,784	0.87%	1.00%	to	3.15%	8.88%	to	11.25%
2009	16,633	$9.95	to	$11.84	$179,126	2.50%	1.00%	to	3.15%	19.81%	to	22.41%
2008	17,428	$8.37	to	$9.65	$156,857	2.14%	1.00%	to	3.00%	-34.85%	to	-33.53%
2007	23,437	$13.10	to	$14.53	$323,375	1.23%	1.00%	to	2.95%	-0.36%	to	1.62%
2006	26,601	$13.12	to	$14.44	$364,766	0.82%	1.00%	to	2.70%	9.56%	to	12.82%
BlackRock Global Allocations V.I. Fund
2010	117,593	$9.75	to	$17.58	$1,183,647	1.47%	1.15%	to	3.15%	6.36%	to	8.51%
2009	63,930	$9.17	to	$16.27	$595,355	2.48%	1.15%	to	3.15%	17.17%	to	19.53%
20083	15,938	$7.83	to	$13.67	$129,553	5.77%	1.15%	to	3.00%	-21.81%	to	-20.83%
Davis VA Financial Portfolio
2010	5,987	$10.78	to	$13.34	$70,024	0.80%	1.00%	to	3.15%	7.65%	to	9.99%
2009	7,052	$9.90	to	$12.07	$76,038	0.86%	1.00%	to	3.15%	36.80%	to	39.77%
2008	6,185	$7.29	to	$8.56	$48,716	0.00%	1.00%	to	3.00%	-47.95%	to	-46.90%
2007	6,470	$14.28	to	$16.15	$97,925	0.97%	1.00%	to	2.95%	-8.79%	to	-6.99%
2006	7,986	$15.62	to	$17.57	$131,469	0.66%	1.00%	to	2.70%	13.42%	to	15.36%
Davis VA Real Estate Portfolio
2010	30	$21.06	to	$23.88	$682	1.97%	1.15%	to	2.55%	16.68%	to	18.33%
2009	32	$18.05	to	$20.23	$635	2.77%	1.15%	to	2.55%	28.41%	to	30.22%
2008	45	$14.05	to	$15.57	$684	1.66%	1.15%	to	2.55%	-48.25%	to	-47.52%
2007	55	$27.16	to	$29.75	$1,605	3.41%	1.15%	to	2.55%	-17.62%	to	-16.45%
2006	71	$32.97	to	$36.32	$2,483	2.95%	1.15%	to	2.55%	31.00%	to	32.84%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Davis VA Value Portfolio
2010	6,007	$10.47	to	$12.40	$67,411	1.26%	1.15%	to	2.70%	9.76%	to	11.48%
2009	7,213	$9.54	to	$11.12	$73,314	0.86%	1.15%	to	2.70%	27.66%	to	29.66%
2008	8,426	$7.47	to	$8.58	$67,417	0.84%	1.15%	to	2.70%	-41.92%	to	-41.01%
2007	12,127	$12.86	to	$14.54	$166,627	1.04%	1.15%	to	2.70%	1.84%	to	3.43%
2006	14,707	$12.63	to	$14.06	$196,912	0.75%	1.15%	to	2.70%	11.95%	to	13.69%
Franklin Global Real Estate Securities Fund
2010	3,435	$32.10	to	$45.00	$119,658	2.90%	1.15%	to	2.70%	17.75%	to	19.59%
2009	3,931	$27.26	to	$37.63	$116,520	12.82%	1.15%	to	2.70%	15.91%	to	17.75%
2008	4,126	$23.52	to	$31.96	$114,219	1.18%	1.15%	to	2.70%	-43.93%	to	-43.03%
2007	6,170	$41.95	to	$56.12	$306,481	2.40%	1.15%	to	2.70%	-22.98%	to	-21.76%
2006	8,543	$54.47	to	$71.74	$548,475	1.99%	1.15%	to	2.70%	17.38%	to	19.21%
Franklin Growth and Income Securities Fund
2010	10,309	$25.32	to	$35.49	$224,185	3.75%	1.00%	to	2.70%	13.57%	to	15.52%
2009	11,581	$22.29	to	$30.77	$224,555	5.10%	1.00%	to	2.70%	23.18%	to	25.30%
2008	9,292	$18.10	to	$24.59	$210,956	3.47%	1.00%	to	2.70%	-36.88%	to	-35.79%
2007	12,181	$28.67	to	$38.36	$439,537	2.39%	1.00%	to	2.70%	-6.29%	to	-4.67%
2006	14,586	$30.60	to	$40.54	$555,540	2.51%	1.00%	to	2.70%	9.40%	to	13.65%
Franklin High Income Securities Fund
2010	9,950	$20.53	to	$32.12	$255,884	6.24%	1.00%	to	3.15%	9.75%	to	12.13%
2009	9,297	$18.70	to	$28.43	$211,406	6.80%	1.00%	to	3.15%	38.27%	to	41.28%
2008	6,104	$14.08	to	$20.15	$107,397	10.38%	1.00%	to	3.00%	-25.65%	to	-24.14%
2007	8,121	$19.89	to	$26.61	$194,157	6.81%	1.00%	to	2.95%	-0.19%	to	1.69%
2006	9,155	$19.89	to	$26.29	$217,690	6.24%	1.00%	to	2.70%	5.18%	to	6.46%
Franklin Income Securities Fund
2010	19,915	$35.17	to	$53.25	$768,184	6.62%	1.00%	to	3.15%	9.18%	to	11.55%
2009	21,911	$31.50	to	$47.37	$762,870	8.18%	1.00%	to	3.15%	31.39%	to	34.25%
2008	20,324	$24.44	to	$35.34	$633,722	5.67%	1.00%	to	3.00%	-31.74%	to	-30.36%
2007	26,714	$37.99	to	$50.82	$1,236,149	3.51%	1.00%	to	2.95%	0.83%	to	2.72%
2006	24,645	$37.62	to	$49.71	$1,124,778	3.48%	1.00%	to	2.70%	7.12%	to	15.10%
Franklin Large Cap Growth Securities Fund
2010	9,854	$15.83	to	$19.88	$135,484	0.91%	1.00%	to	2.70%	8.62%	to	10.48%
2009	11,029	$14.58	to	$18.02	$141,641	1.51%	1.00%	to	2.70%	26.28%	to	28.44%
2008	9,914	$11.54	to	$14.05	$128,233	1.42%	1.00%	to	2.70%	-36.28%	to	-35.18%
2007	14,370	$18.12	to	$21.71	$293,997	0.81%	1.00%	to	2.70%	3.39%	to	5.17%
2006	17,410	$17.52	to	$21.01	$341,776	0.81%	1.00%	to	2.70%	7.95%	to	9.49%
Franklin Rising Dividends Securities Fund
2010	9,620	$28.70	to	$38.31	$269,969	1.68%	1.15%	to	2.70%	17.43%	to	19.26%
2009	10,849	$24.44	to	$32.12	$262,333	1.59%	1.15%	to	2.70%	14.22%	to	16.04%
2008	10,583	$21.40	to	$27.69	$265,219	1.97%	1.15%	to	2.70%	-29.05%	to	-27.93%
2007	15,529	$30.16	to	$38.42	$549,522	2.48%	1.15%	to	2.70%	-5.29%	to	-3.78%
2006	19,516	$31.84	to	$39.95	$722,650	1.12%	1.15%	to	2.70%	14.01%	to	15.79%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

At December 31			For the years ended December 31
Units Outstanding ****	Unit Fair Value lowest to highest	Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**	Total Return lowest to highest***

Franklin Small Cap Value Securities Fund
2010	4,421	$16.31	to	$19.85	$72,298	0.78%	1.15%	to	2.70%	24.81%	to	26.76%
2009	5,229	$13.07	to	$15.66	$68,848	1.71%	1.15%	to	2.70%	25.72%	to	27.74%
2008	5,689	$10.40	to	$12.27	$64,002	1.22%	1.15%	to	2.70%	-34.81%	to	-33.78%
2007	8,622	$15.95	to	$18.53	$149,192	0.70%	1.15%	to	2.70%	-4.99%	to	-3.50%
2006	11,149	$16.78	to	$19.20	$201,830	0.65%	1.15%	to	2.70%	13.87%	to	15.65%
Franklin Small-Mid Cap Growth Securities Fund
2010	6,607	$21.00	to	$26.48	$134,257	0.00%	1.15%	to	2.70%	24.22%	to	26.16%
2009	7,513	$16.91	to	$20.99	$123,720	0.00%	1.15%	to	2.70%	39.75%	to	41.95%
2008	7,460	$12.10	to	$14.79	$102,678	0.00%	1.15%	to	2.70%	-44.03%	to	-43.15%
2007	9,861	$21.62	to	$26.02	$242,499	0.00%	1.15%	to	2.70%	8.26%	to	9.96%
2006	11,991	$19.97	to	$23.66	$269,950	0.00%	1.15%	to	2.70%	5.81%	to	7.45%
Franklin Templeton VIP Founding Funds Allocation Fund
2010	21,987	$7.72	to	$8.21	$174,417	2.15%	1.00%	to	3.15%	6.83%	to	9.16%
2009	23,594	$7.21	to	$7.56	$173,591	2.69%	1.00%	to	3.15%	26.21%	to	28.95%
2008	19,846	$5.71	to	$5.87	$114,681	3.51%	1.00%	to	3.00%	-37.77%	to	-36.51%
20072	4,548	$9.19	to	$9.26	$41,977	0.00%	1.00%	to	2.95%	-8.25%	to	-7.36%
Franklin U.S. Government Fund
2010	17,242	$20.03	to	$31.18	$449,326	3.36%	1.00%	to	3.15%	2.02%	to	4.24%
2009	17,911	$19.63	to	$29.69	$450,582	3.84%	1.00%	to	3.15%	-0.10%	to	2.07%
2008	17,117	$20.45	to	$29.14	$438,305	4.83%	1.00%	to	3.00%	4.40%	to	6.52%
2007	17,323	$20.48	to	$27.40	$429,720	4.94%	1.00%	to	2.95%	2.32%	to	5.54%
2006	19,375	$19.74	to	$26.07	$459,275	4.44%	1.00%	to	2.70%	1.25%	to	1.85%
Invesco V.I. Capital Appreciation Fund
2010	715	$5.73	to	$6.68	$4,445	0.74%	1.15%	to	2.55%	12.58%	to	14.17%
2009	847	$5.09	to	$5.85	$4,645	0.62%	1.15%	to	2.55%	18.03%	to	19.69%
2008	981	$4.31	to	$4.89	$4,594	0.00%	1.15%	to	2.55%	-43.94%	to	-43.15%
2007	1,132	$7.69	to	$8.60	$9,390	0.00%	1.15%	to	2.55%	9.18%	to	10.73%
2006	1,568	$7.05	to	$7.77	$11,798	0.05%	1.15%	to	2.55%	3.63%	to	5.09%
Invesco V.I. Core Equity Fund
2010	262	$10.34	to	$11.04	$2,821	0.97%	1.15%	to	2.55%	6.80%	to	8.30%
2009	312	$9.68	to	$10.20	$3,117	1.79%	1.15%	to	2.55%	25.07%	to	26.83%
2008	364	$7.74	to	$8.04	$2,884	2.01%	1.15%	to	2.55%	-31.90%	to	-30.94%
2007	451	$11.37	to	$11.64	$5,199	1.02%	1.15%	to	2.55%	5.38%	to	6.87%
2006	609	$10.85	to	$10.95	$6,644	1.59%	1.15%	to	2.55%	9.03%	to	9.56%
Invesco V.I. International Growth Fund
2010	127	$9.97	to	$11.37	$1,357	2.29%	1.15%	to	2.55%	10.02%	to	11.57%
2009	143	$9.04	to	$10.19	$1,381	1.48%	1.15%	to	2.55%	31.84%	to	33.70%
2008	168	$6.85	to	$7.62	$1,221	0.54%	1.15%	to	2.55%	-41.88%	to	-41.06%
2007	202	$11.76	to	$12.93	$2,493	0.37%	1.15%	to	2.55%	11.82%	to	13.40%
2006	275	$10.45	to	$11.51	$3,037	0.98%	1.15%	to	2.55%	25.01%	to	26.77%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Invesco Van Kampen LIT Capital Growth Portfolio
2010	240	$7.69	to	$8.81	$2,001	0.00%	1.15%	to	2.55%	16.55%	to	18.20%
2009	279	$6.60	to	$7.45	$1,979	0.00%	1.15%	to	2.55%	61.47%	to	63.75%
2008	327	$4.09	to	$4.55	$1,424	0.19%	1.15%	to	2.55%	-50.40%	to	-49.70%
2007	462	$8.24	to	$9.04	$4,019	0.00%	1.15%	to	2.55%	13.69%	to	15.30%
2006	685	$7.25	to	$7.84	$5,196	0.00%	1.15%	to	2.55%	0.05%	to	1.45%
Invesco Van Kampen LIT Growth & Income Portfolio
2010	26	$14.62	to	$15.86	$420	0.00%	1.15%	to	2.55%	9.68%	to	11.23%
2009	31	$13.24	to	$14.26	$446	3.84%	1.15%	to	2.55%	21.24%	to	22.94%
2008	55	$10.85	to	$11.60	$632	2.10%	1.15%	to	2.55%	-33.75%	to	-32.81%
2007	59	$16.27	to	$17.27	$975	1.66%	1.15%	to	2.55%	0.20%	to	1.62%
2006	64	$15.42	to	$16.99	$1,043	1.29%	1.15%	to	2.55%	13.32%	to	14.91%
Jennison Portfolio
20106	1,063	$10.36	to	$10.47	$11,051	0.02%	1.15%	to	2.70%	5.74%	to	6.85%
JPMIT International Equity Fund
2010	13	$14.60	to	$14.72	$194	0.00%	1.15%	to	2.55%	4.46%	to	5.93%
20094	16	$13.88	to	$13.93	$228	1.44%	1.15%	to	2.55%	38.22%	to	39.56%
JPMorgan Insurance Trust U.S. Equity Portfolio
2010	20	$15.32	to	$15.52	$301	0.93%	1.15%	to	2.55%	10.72%	to	12.28%
20094	26	$13.75	to	$13.82	$357	0.00%	1.15%	to	2.55%	31.47%	to	32.74%
Mutual Global Discovery Securities Fund
2010	23,263	$22.53	to	$29.69	$550,868	1.27%	1.00%	to	3.15%	8.49%	to	10.84%
2009	24,682	$20.46	to	$26.62	$532,799	1.20%	1.00%	to	3.15%	19.49%	to	22.09%
2008	23,470	$17.32	to	$21.69	$463,812	2.28%	1.00%	to	3.00%	-30.57%	to	-29.17%
2007	31,131	$25.83	to	$30.67	$893,746	1.50%	1.00%	to	2.95%	8.58%	to	10.73%
2006	30,097	$23.70	to	$24.92	$788,452	1.03%	1.00%	to	2.70%	9.77%	to	19.79%
Mutual Shares Securities Fund
2010	32,790	$16.27	to	$21.60	$547,127	1.59%	1.00%	to	3.15%	7.75%	to	10.09%
2009	35,649	$14.88	to	$19.49	$549,364	1.96%	1.00%	to	3.15%	22.14%	to	24.79%
2008	35,119	$12.33	to	$15.46	$497,934	3.06%	1.00%	to	3.00%	-38.97%	to	-37.74%
2007	49,588	$20.91	to	$24.87	$1,160,544	1.51%	1.00%	to	2.95%	0.45%	to	2.44%
2006	47,987	$20.76	to	$24.65	$1,107,271	1.30%	1.00%	to	2.70%	9.03%	to	15.23%
Oppenheimer Global Securities Fund/VA
2010	6,637	$12.67	to	$15.01	$89,994	1.48%	1.15%	to	2.70%	12.87%	to	14.64%
2009	7,812	$11.22	to	$13.09	$93,465	2.28%	1.15%	to	2.70%	36.05%	to	38.17%
2008	9,271	$8.25	to	$9.47	$81,580	1.69%	1.15%	to	2.70%	-41.79%	to	-40.87%
2007	13,620	$14.17	to	$16.02	$205,533	1.40%	1.15%	to	2.70%	3.47%	to	5.10%
2006	16,707	$13.70	to	$15.25	$241,736	1.06%	1.15%	to	2.70%	14.56%	to	16.35%
Oppenheimer High Income Fund/VA
2010	3,195	$3.32	to	$3.93	$11,362	4.14%	1.15%	to	2.70%	11.75%	to	13.50%
2009	3,916	$2.97	to	$3.46	$12,389	0.00%	1.15%	to	2.70%	21.98%	to	23.88%
2008	3,715	$2.43	to	$2.79	$9,566	7.21%	1.15%	to	2.70%	-79.24%	to	-78.92%
2007	2,370	$11.72	to	$13.25	$29,717	7.52%	1.15%	to	2.70%	-2.78%	to	-1.25%
2006	2,977	$12.05	to	$13.42	$38,259	7.81%	1.15%	to	2.70%	6.52%	to	8.18%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Oppenheimer Main Street Fund/VA
2010	7,197	$8.39	to	$9.93	$63,734	1.13%	1.15%	to	2.70%	13.01%	to	14.78%
2009	8,370	$7.42	to	$8.65	$65,355	1.94%	1.15%	to	2.70%	24.87%	to	26.82%
2008	9,230	$5.94	to	$6.82	$58,515	1.63%	1.15%	to	2.70%	-40.11%	to	-39.17%
2007	13,154	$9.92	to	$11.22	$139,064	1.04%	1.15%	to	2.70%	1.63%	to	3.22%
2006	15,908	$9.76	to	$10.87	$164,300	1.17%	1.15%	to	2.70%	11.97%	to	13.71%
PIMCO Eqs Pathfinder Portfolio
20106	243	$10.23	to	$10.35	$2,510	0.00%	1.00%	to	3.00%	3.00%	to	4.39%
PIMCO VIT All Asset Portfolio
2010	23,056	$12.79	to	$15.58	$323,243	7.88%	1.00%	to	3.15%	9.58%	to	11.97%
2009	14,785	$11.67	to	$13.84	$188,459	7.75%	1.00%	to	3.15%	17.80%	to	20.36%
2008	10,475	$9.97	to	$11.52	$114,617	5.55%	1.00%	to	3.00%	-18.34%	to	-16.68%
2007	13,347	$12.67	to	$13.84	$180,302	7.29%	1.00%	to	2.95%	5.27%	to	7.24%
2006	16,148	$12.40	to	$12.98	$205,480	5.38%	1.00%	to	2.70%	1.59%	to	1.88%
PIMCO VIT Commodity RealReturn Strategy Portfolio
2010	16,681	$11.05	to	$13.57	$192,780	15.19%	1.00%	to	3.15%	20.66%	to	23.28%
2009	16,309	$9.13	to	$11.07	$155,748	6.22%	1.00%	to	3.15%	37.14%	to	40.12%
2008	12,315	$6.70	to	$7.94	$85,230	4.50%	1.00%	to	3.00%	-45.46%	to	-44.35%
2007	8,897	$12.41	to	$12.87	$112,433	4.81%	1.00%	to	2.95%	19.64%	to	22.01%
2006	8,067	$10.34	to	$10.62	$84,388	4.62%	1.00%	to	2.60%	-5.58%	to	-5.58%
PIMCO VIT Emerging Markets Bond Portfolio
2010	11,971	$13.34	to	$24.30	$170,834	4.84%	1.00%	to	3.15%	8.69%	to	11.05%
2009	5,930	$12.28	to	$22.00	$76,335	5.87%	1.00%	to	3.15%	26.54%	to	29.29%
2008	3,274	$9.77	to	$10.44	$33,044	6.48%	1.00%	to	3.00%	-17.13%	to	-15.45%
2007	3,644	$11.90	to	$12.37	$44,213	5.82%	1.00%	to	2.95%	2.73%	to	4.76%
2006	3,050	$11.54	to	$11.85	$35,627	5.36%	1.00%	to	2.60%	5.08%	to	6.48%
PIMCO VIT Global Bond Portfolio
2010	10,221	$11.73	to	$18.39	$127,439	2.72%	1.00%	to	3.15%	8.20%	to	10.55%
2009	8,649	$10.84	to	$16.73	$98,030	3.13%	1.00%	to	3.15%	13.24%	to	15.70%
2008	7,579	$9.62	to	$14.54	$75,572	3.31%	1.00%	to	3.00%	-3.78%	to	-1.84%
2007	5,408	$10.11	to	$10.51	$55,781	3.33%	1.00%	to	2.95%	6.54%	to	8.65%
2006	3,080	$9.46	to	$9.71	$29,522	3.33%	1.00%	to	2.60%	1.02%	to	1.97%
PIMCO VIT Global Multi-Asset Portfolio
2010	13,964	$10.77	to	$10.99	$152,775	4.74%	1.15%	to	3.15%	7.90%	to	10.08%
20095	1,092	$9.98	to	$10.02	$10,923	1.05%	1.15%	to	3.15%	0.37%	to	0.75%
PIMCO VIT High Yield Portfolio
2010	18,170	$13.92	to	$17.32	$279,787	7.24%	1.00%	to	3.15%	10.95%	to	13.36%
2009	14,268	$12.55	to	$15.30	$193,247	8.66%	1.00%	to	3.15%	36.08%	to	39.04%
2008	9,789	$9.25	to	$11.02	$96,790	7.78%	1.00%	to	3.00%	-25.81%	to	-24.30%
2007	12,978	$12.43	to	$14.58	$173,285	7.03%	1.00%	to	2.95%	0.59%	to	2.48%
2006	15,336	$12.34	to	$13.88	$201,813	6.93%	1.00%	to	2.70%	4.88%	to	6.21%

(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Real Return Portfolio
2010	25,741	$12.29	to	$19.87	$341,921	1.43%	1.00%	to	3.15%	4.76%	to	7.03%
2009	23,987	$11.73	to	$18.67	$299,229	3.10%	1.00%	to	3.15%	14.72%	to	17.22%
2008	19,352	$10.31	to	$16.01	$210,471	3.53%	1.00%	to	3.00%	-9.81%	to	-7.98%
2007	20,669	$11.55	to	$12.41	$249,436	4.72%	1.00%	to	2.95%	7.43%	to	9.56%
2006	22,779	$10.72	to	$11.46	$253,317	4.25%	1.00%	to	2.70%	-1.96%	to	-1.53%
PIMCO VIT Total Return Portfolio
2010	58,926	$15.34	to	$19.09	$997,997	2.41%	1.00%	to	3.15%	4.76%	to	7.04%
2009	50,292	$14.64	to	$17.86	$779,577	5.15%	1.00%	to	3.15%	10.53%	to	12.94%
2008	34,157	$13.43	to	$15.85	$492,177	4.47%	1.00%	to	3.00%	1.70%	to	3.76%
2007	35,646	$13.16	to	$15.29	$505,831	4.85%	1.00%	to	2.95%	5.69%	to	7.67%
2006	37,062	$12.44	to	$13.99	$492,340	4.44%	1.00%	to	2.70%	1.09%	to	1.62%
Seligman Global Technology Portfolio
2010	207	$7.74	to	$8.36	$1,666	0.00%	1.15%	to	2.55%	12.61%	to	14.20%
2009	240	$6.84	to	$7.33	$1,700	0.00%	1.15%	to	2.55%	58.29%	to	60.52%
2008	282	$4.30	to	$4.58	$1,245	0.00%	1.15%	to	2.55%	-41.76%	to	-40.93%
2007	320	$7.34	to	$7.76	$2,408	0.00%	1.15%	to	2.55%	12.52%	to	14.12%
2006	446	$6.27	to	$6.91	$2,954	0.00%	1.15%	to	2.55%	14.96%	to	16.58%
Seligman Small-Cap Value Portfolio
2010	2,444	$24.77	to	$29.34	$65,118	0.00%	1.15%	to	2.70%	25.23%	to	27.19%
2009	2,904	$19.78	to	$23.07	$61,488	0.00%	1.15%	to	2.70%	31.85%	to	33.91%
2008	3,341	$15.00	to	$17.23	$53,475	0.00%	1.15%	to	2.70%	-41.15%	to	-40.23%
2007	4,672	$25.49	to	$28.82	$126,765	0.00%	1.15%	to	2.70%	1.35%	to	2.95%
2006	6,020	$25.15	to	$28.00	$159,979	0.00%	1.15%	to	2.70%	18.03%	to	19.86%
SP International Growth Portfolio
2010	1,322	$6.62	to	$7.70	$9,124	1.21%	1.15%	to	2.70%	10.78%	to	12.51%
2009	1,666	$5.95	to	$6.84	$10,271	1.31%	1.15%	to	2.70%	32.80%	to	34.88%
2008	1,826	$4.48	to	$5.07	$8,551	1.45%	1.15%	to	2.70%	-51.81%	to	-51.05%
2007	3,006	$9.29	to	$10.37	$29,477	0.45%	1.15%	to	2.70%	15.93%	to	17.76%
2006	2,608	$8.02	to	$8.80	$21,901	1.58%	1.15%	to	2.70%	16.98%	to	18.80%
Templeton Foreign Securities Fund
2010	9,691	$21.38	to	$29.49	$209,040	2.00%	1.00%	to	2.70%	5.52%	to	7.33%
2009	10,934	$20.26	to	$27.23	$223,268	3.62%	1.00%	to	2.70%	33.39%	to	35.68%
2008	10,526	$15.19	to	$19.75	$192,585	2.58%	1.00%	to	2.70%	-41.97%	to	-40.97%
2007	14,100	$26.18	to	$33.50	$443,786	2.13%	1.00%	to	2.70%	12.36%	to	14.30%
2006	16,562	$23.30	to	$30.02	$459,162	1.33%	1.00%	to	2.70%	10.98%	to	18.22%
Templeton Global Bond Securities Fund
2010	9,691	$30.50	to	$48.24	$376,262	1.37%	1.00%	to	3.15%	10.90%	to	13.31%
2009	6,355	$27.50	to	$42.17	$221,537	13.84%	1.00%	to	3.15%	15.00%	to	17.50%
2008	4,025	$24.89	to	$35.86	$124,761	3.84%	1.00%	to	3.00%	3.06%	to	5.15%
2007	2,675	$26.00	to	$34.15	$84,083	1.99%	1.00%	to	2.95%	7.83%	to	9.96%
2006	909	$29.91	to	$31.13	$27,726	3.17%	1.15%	to	1.49%	11.47%	to	11.48%
(Continued)

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2010

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Templeton Growth Securities Fund
2010	20,606	$17.58	to	$23.99	$377,045	1.42%	1.00%	to	3.15%	4.06%	to	6.32%
2009	22,893	$16.47	to	$22.59	$399,185	3.28%	1.00%	to	3.15%	27.04%	to	29.80%
2008	22,126	$13.25	to	$17.43	$351,451	1.93%	1.00%	to	3.00%	-44.03%	to	-42.90%
2007	30,377	$24.71	to	$30.58	$870,214	1.41%	1.00%	to	2.95%	-0.64%	to	1.32%
2006	29,543	$24.80	to	$30.81	$844,951	1.34%	1.00%	to	2.70%	11.80%	to	18.57%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds are excluded. Mortality and expense risk and administrative charges for all funds in annuitized contracts are set at 1.40% and are excluded from the expense ratio.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the Variable Account. The total return does not include any expenses assessed through the redemption of units.  Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.  As the total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and is not annualized.

**** Units Outstanding excludes units for annuitized contracts and Seed Shares.  Total Net Assets includes the net assets of the annuitized contracts and Seed Shares.  Total net assets of annuitized contracts at December 31, 2010, 2009, 2008, 2007 and 2006 are $7,533,  $7,434,  $6,151, $9,218 and $8,886 respectively.

        1.  Period from May 2, 2006 (fund commencement) to December 31, 2006
        2.      Period from May 1, 2007 (fund commencement) to December 31, 2007
3.      Period from May 1, 2008 (fund commencement) to December 31, 2008
4.      Period from April 23, 2009 (fund commencement) to December 31, 2009
5.      Period from October 23, 2009 (fund commencement) to December 31, 2009
6.      Period from April 30, 2010 (fund commencement) to December 31, 2010

7.         SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2010 that requires adjustment to the financial statements.